UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-04014

                                 Meridian Fund, Inc.®

(Exact name of registrant as specified in charter)

100 Fillmore St., Suite 325

                                              Denver, CO 80206

(Address of principal executive offices) (Zip code)

David J. Corkins

100 Fillmore St., Suite 325

                                              Denver, CO 80206

(Name and address of agent for service)

Registrant’s telephone number, including area code: 303-398-2929

Date of fiscal year end:  June 30

Date of reporting period:  December 31, 2020

Item 1. Reports to Stockholders.

(a)	Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

The Report to Shareholders is attached herewith.

Semi-annual Report
December 31, 2020
Meridian Fund, Inc.

Meridian Growth Fund
Meridian Contrarian Fund
Meridian Enhanced Equity Fund
Meridian Small Cap Growth Fund

MERIDIAN FUND, INC.

Meridian Funds	3	www.meridianfund.com

Meridian Growth Fund
Portfolio Performance and Composition (Unaudited)

Market Overview
U.S. stock markets gained solidly for the six-month period ended December 31, 2020, despite election uncertainty and rising COVID-19 infection rates. The approval and rollout of coronavirus vaccines and a subsequently brighter economic outlook for 2021 fueled the rally in stocks. An additional $900 billion pandemic relief bill passed by Congress late in the period also helped.
The economy continued to recover, with weekly jobless claims elevated but trending lower, and continued strength in the housing market and durable goods orders. Better-than-expected corporate earnings and forward guidance also supported a positive outlook for the economy. Despite signs of improvement, Federal Reserve policymakers adopted a lower-for-longer interest rate strategy that will likely keep interest rates low for several years in an effort to support economic activity.
Against this backdrop, small-cap stocks outperformed large caps, as measured by the Russell family of U.S. indices, while value stocks underperformed growth stocks.

Fund Performance
The Meridian Growth Fund (the “Fund”) Legacy Class Shares returned 35.10% (net) for the six months ending December 31, 2020, underperforming its benchmark, the Russell 2500® Growth Index, which returned 37.69%.
Our investment process prioritizes the management of risk over the opportunity for return. We look to build an “all-weather” portfolio that can mitigate capital losses during turbulent bear market environments and, secondarily, participate on the upside during strong market environments. Volatility was limited during the period, with Index declines of 2% or more occurring on only four days.
At the sector level, the Fund’s communication services holdings contributed positively to relative performance, as Pinterest, Inc. appreciated significantly during the period. In addition, the Fund benefitted from an overweight position in the industrials sector, which was one of the top performing sectors in the index. We have maintained our overweight to industrials given our focus on commercial and professional service companies, which tend to exhibit strong competitive advantages and generally less macro sensitivity than the broader sector. Conversely, select consumer discretionary holdings and our underweight position in the information technology sector detracted from relative performance during the period. We are unable to justify current valuations and worry that a bubble is forming in the software industry where many companies are operating under a grow-at-all-costs model with little-to-no focus on profits. In our opinion, valuations within the software industry are at extremely stretched levels leaving no margin for error.
The three largest contributors to the Fund’s performance during the period were Pinterest, Inc., ON Semiconductor Corp., and Forte Biosciences, Inc.
•	Pinterest is a social media platform where users create, manage, and share theme-based image collections online. The company generates revenue through a targeted advertising model. We purchased the stock at what we felt was an attractive price based on our belief that Pinterest’s user base was drastically under-monetized and that revenue growth could accelerate. The stock rallied after management reported extremely strong revenue trends in July driven by stay-at-home mandates. During pandemic-related quarantines, social media platforms like Pinterest have become a more important way for retailers and brands to reach consumers. Pinterest’s average revenue per user in the US remains well below its most comparable peers. We believe the company has a very clear opportunity to close this gap which will drive long duration revenue growth and expanding margins. Despite the attractive long-term outlook, we sold our position in the stock during the period based on our market cap and valuation discipline.
•	ON Semiconductor is a semiconductor manufacturer that focuses on power and sensor products. One of the unique and attractive characteristics of this company is its exposure to both the automobile and industrials end-markets, which represent approximately one-third and one-fourth of ON Semi’s revenues, respectively. Its exposure to the auto end market is particularly attractive, as advanced driver assistance systems and self-driving features have led to strong demand for the semiconductors that power these technologies. The company is also well positioned in the industrials end market, where it benefits from low pricing pressure due to the longer lifecycle of industrials products relative to consumer products. After declining amid pandemic-related disruptions in the first half of 2020, the stock recovered in the second half. Helping to support share strength were third-

Meridian Funds	4	www.meridianfund.com

Meridian Growth Fund
Portfolio Performance and Composition (Unaudited) (continued)
quarter results that showed a 9% sequential increase in revenue growth and an 18% sequential increase in gross profit. Other positives for the stock included the appointment of a new CEO and news that activist investor Starboard Value had acquired a stake in ON Semi. Starboard Value has had prior success helping semiconductor companies improve their profitability. Although we trimmed our position in the stock, our conviction in the company remains high.

•	Forte Biosciences is a clinical-stage biopharmaceutical firm focused on the treatment of inflammatory skin diseases, particularly atopic dermatitis (eczema). Our research indicates there is a large unmet need for Forte’s lead drug candidate FB-401, a live biotherapeutic being developed as a topical therapy for inflammatory skin disease. Currently, there are few treatment options for pediatric patients with eczema and many of them include steroids which are often a non-starter for parents. However, FB-401 has shown a significant reduction in the disease among both adult and pediatric patients while tapering steroid use in a Phase 2a trial. The stock rallied in the period on news that the company had initiated a Phase 2b placebo-controlled trial. We maintained our position in the company during the period and believe FB-401 has the potential to be a game changing treatment for atopic dermatitis.
The three largest detractors from the Fund’s performance during the period were Vroom, Inc., Quidel Corp., and Agios Pharmaceuticals, Inc.
•	Vroom operates an end-to-end e-commerce platform for the used car industry. We believe Vroom is well positioned to benefit from a growing trend in which used car customers are choosing the online shopping experience over the traditional car lot experience. We believe only a few e-commerce platforms will be able to take significant market share from traditional used car dealers due to inventory, sourcing, and operational challenges that most online sellers are unable to overcome. We strongly believe Vroom, which is currently the second-largest player in this space, will be among them. During the period, Vroom saw more demand for used cars than it was able to fulfill. Its call center, which fields inquiries from prospective buyers, was not able to keep up with call volumes and car sales were negatively impacted. We believe this is only a speed bump for Vroom, which is already in the process of improving its supply/demand infrastructure. Revenue growth is likely to accelerate meaningfully in ’21 and we expect macro trends to remain supportive of online used car shopping.

•	Quidel is a leader in developing point-of-care (POC) diagnostic testing systems. In March, the company became one of the first in the industry to receive FDA Emergency Use Authorization for its COVID-19 detection test. As testing ramped up through the summer and fall, the stock rallied. However, it pulled back in December following the approval of COVID-19 vaccines and an expected decline in COVID-19 testing volumes. Although we believe COVID-19 testing will continue to aid near-term fundamental performance, our investment thesis is predicated on longer-term factors and trends. The company has a solid business in other diagnostic areas with a robust product pipeline. Pipeline developments include the company’s new Savanna platform, which solves a long-term need for POC molecular testing that is accurate and fast, and its high-sensitivity troponin test for more accurately diagnosing heart attacks, which is expected to come to market in 2021. During the period, we trimmed our position in the stock based on our valuation discipline.

•	Agios Pharmaceuticals develops and commercializes cellular metabolism therapies to treat cancer and other rare genetic diseases. In addition to having a promising clinical pipeline, Agios has two approved products that are generating revenue. Its primary drug, Tibsovo, is currently approved for patients with acute myeloid leukemia and is expected to generate ~$100 MM of revenue in the US in 2020. The company also has a number of promising late-stage clinical programs underway that we believe could lead to additional growth and value creation. An inconclusive data readout for Agios’ experimental sickle cell disease medicine triggered a decline in the stock during the period. Shares partially rebounded in late-December following news that the company plans to sell its oncology portfolio for nearly $2 billion. We maintained our position in Agios given the company’s royalty income stream, product pipeline and strong balance sheet that should enable the company to continue its development plans to achieve profitability.

Meridian Funds	5	www.meridianfund.com

Meridian Growth Fund
Portfolio Performance and Composition (Unaudited) (continued)

Outlook
As we look ahead to 2021, we are encouraged by the prospect that COVID-19 infection rates will taper and that economies will reopen. However, the speed and breadth of a global recovery remain to be seen and depend largely on the rate of vaccine deployment. We also expect the new administration to deliver an additional stimulus package that should help buoy consumer confidence and spending. In our opinion, three key factors that bear watching are overall inflation expectations, interest rates, and current tax policy. We believe changes in any of these could introduce additional volatility in the markets. With increased stimulus and a more robust economy, the prospect for inflation and rising rates are likely to increase. We believe this dynamic could pressure some of the extreme valuations we are experiencing in the information technology and healthcare sectors – a development we believe would be favorable on a relative basis given our valuation discipline. In addition, it is likely that current tax policy will likely change which will result in higher tax rates for businesses and as a result, reduced profits and cash flows. This will likely pressure hiring and capital spending plans that could slow the pace of economic recovery.
Now more than ever, we maintain strong conviction in the Fund's holdings. Our focus remains on companies that can not only weather the market volatility but also emerge even stronger once the recessionary clouds clear. The market’s correction and subsequent rebound has presented us with opportunities to continue to upgrade the quality of the Fund's portfolio while maintaining our strict valuation discipline. Although recent economic events are unprecedented, we remain confident that staying disciplined to our investment process is the best approach to achieve the strategy’s long-term investment objectives.
Thank you for your continued trust and confidence.
Brian Schaub & Chad Meade
Co-Portfolio Managers

Meridian Funds	6	www.meridianfund.com

Meridian Growth Fund
Portfolio Performance and Composition (Unaudited) (continued)

Total Return Based on a $10,000 investment for the Period Ended December 31, 2020
This graph shows the change in value of a hypothetical investment of $10,000 in Legacy Class Shares of the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. For comparison, the same investment is shown in the indicated index.

Average Annual Total Return as of 12.31.20
	Inception	6 Month	1 Year	5 Year	10 Year	Since Inception
Legacy Class (MERDX)	8/1/84	35.10%	24.92%	16.74%	12.60%	12.82%
Institutional Class (MRRGX)	12/24/14	35.11%	24.97%	16.76%	—	12.66%
Class A (MRAGX) w/o sales charge	11/15/13	34.88%	24.54%	16.37%	—	12.23%
Class A (MRAGX) with sales charge[1]	11/15/13	27.13%	17.37%	15.00%	—	11.30%
Class C (MRCGX)	7/1/15	34.39%	23.68%	15.55%	—	12.01%
Investor Class (MRIGX)	11/15/13	35.10%	24.92%	16.69%	—	12.59%
Russell 2500® Growth Index	8/1/84 [2]	37.69%	40.47%	18.68%	15.00%	N/A [3]
[1]	Assuming maximum sales charge, if any. Class A Shares are subject to a maximum initial sales charge of 5.75%.
[2]	Inception date of Legacy Class Shares.
[3]	Inception date of Legacy Class precedes the inception date of Russell 2500® Growth Index.
See “Disclosures Regarding Fund Performance” on page 24 for important information regarding reported performance.
The views of the author and information discussed in this commentary are as of December 31, 2020, are subject to change, and may not reflect the writer’s current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund or any securities or any sectors mentioned in this letter. The subject matter contained in this letter had been derived from several sources believed to be reliable and accurate at the time of compilation. To the extent permitted by federal securities laws, ArrowMark Colorado Holdings, LLC, Meridian Fund, Inc., nor the Fund accept any liability for losses either direct or consequential caused by the use of this third party information. Diversification cannot guarantee gain or prevent losses.
Past performance is not predictive of future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares and do not reflect the imposition of a 2% redemption fee on shares held 60 days or less to deter market timers. If reflected, the taxes and fees would reduce the performance quoted. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.

Meridian Funds	7	www.meridianfund.com

Meridian Growth Fund
Portfolio Composition (Unaudited)

Top 10 Holdings as of 12.31.20
j2 Global, Inc.	2.83%
ON Semiconductor Corp.	2.73%
BioTelemetry, Inc.	2.46%
TriNet Group, Inc.	2.44%
Ritchie Bros. Auctioneers, Inc. (Canada)	2.44%
Skechers U.S.A., Inc. Class A	2.43%
Sensata Technologies Holding Plc	2.42%
Hanesbrands, Inc.	2.22%
Sally Beauty Holdings, Inc.	2.15%
Merit Medical Systems, Inc.	2.05%
Portfolio holdings are subject to change and may not reflect the current or future position of the portfolio. Top ten holdings excluding short-term investments are reported as a percentage of net assets.

Sector Allocation as of 12.31.20
Sector allocations are subject to change and may not reflect the current or future position of the portfolio. Sector allocations are reported as a percentage of equity investments excluding cash or cash equivalents. As of period end, the Fund invested a significant portion of their assets in securities in the Health Care, Industrials and Information Technology. Changes in economic conditions affecting such sectors would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.
For compliance purposes, the Fund’s industry classifications may refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease.

Meridian Funds	8	www.meridianfund.com

Meridian Contrarian Fund
Portfolio Performance and Composition (Unaudited)

Market Overview
U.S. stock markets gained solidly for the six-month period ended December 31, 2020, despite election uncertainty and rising COVID-19 infection rates. The approval and rollout of coronavirus vaccines and a subsequently brighter economic outlook for 2021 fueled the rally in stocks. An additional $900 billion pandemic relief bill passed by Congress late in the period also helped.
The economy continued to recover, with weekly jobless claims elevated but trending lower and continued strength in the housing market and durable goods orders. Better-than-expected corporate earnings and guidance also supported a positive outlook for the economy. Despite signs of improvement, Fed policymakers adopted lower-for-longer interest rate strategy that will likely keep interest rates low for several years in an effort to support economic activity.
Against this backdrop, small-cap stocks outperformed large caps, as measured by the Russell family of U.S. indices, while value stocks underperformed growth stocks.

Fund Performance
The Meridian Contrarian Fund (the “Fund”) Legacy Class Shares returned 38.47% (net) for the six months ending December 31, 2020, outperforming its benchmark, the Russell 2500® Index, which returned 34.90%, and also outpacing its secondary benchmark, the Russell 2500® Value Index, which returned 33.06%.
Our investment process seeks to identify out-of-favor companies that we believe have depressed valuations and visible catalysts for sustainable improvement. Experience has taught us that businesses with the potential for earnings growth and multiple expansion can be a powerful source of outperformance. As such, we employ a fundamental research-driven process that includes screening for companies that have multiple quarters of year-over-year earnings declines, understanding the reason for the declines, then singling out the companies we believe are poised for an earnings rebound via a cohesive turnaround plan, a new management team, or through improvements or changes to the business. The outcome of this process is a concentrated portfolio of 50-70 of our best ideas.
With a process that prioritizes the management of risk over the opportunity for return, we scrutinize the quality of each prospective investment’s business model and its valuation. Our high standards for quality require that a company have a durable competitive advantage, improving return on invested capital and free cash flow, as well as sustainable future earnings growth.
While we manage the Fund from the bottom up based on individual company fundamentals, we augment this by monitoring overall portfolio characteristics as part of our risk-management process. Two of our primary risk measures are beta-adjusted weight and downside capture, both of which we measure on portfolio, sector, and individual company levels. We analyze the beta-adjusted weights of portfolio holdings against the Russell 2500® Index to determine how sensitive each holding is to movement in the broader market and identify where our risk exposure lies within the portfolio. Depending on the degree to which a stock correlates closely with market movement (high beta) or inversely to the market (low beta) we may increase or decrease our weighting to align with the Fund’s risk parameters, as we prioritize risk before reward. Downside capture measures how much a stock goes down relative to an overall market decline, with lower capture representing lower risk. For both these measures we focus on absolute levels and changes over time. This is part of our ongoing process of recycling capital and we are comfortable with the current lower-risk profile.
Key drivers of the Fund’s outperformance during the period included select information technology and industrials holdings. While the companies we own benefited from strong and improving fundamentals, a recovering economy also supported strength in these sectors. Conversely, the underperformance of financials, consumer staples and materials holdings hindered relative results.
The three largest contributors to the Fund’s performance were Acadia Healthcare Company, Inc., Penn National Gaming, Inc., and Immunomedics, Inc.
•	Acadia Healthcare is a provider of behavioral healthcare services in the U.S. and U.K. Through its network of healthcare facilities, it offers care expertise in acute rehabilitation, long-term addiction therapy, child behavior, and other behavioral health issues. While Acadia’s U.S. business historically has grown mid-single digits and is profitable, its U.K. operations have struggled. In 2018-19, labor inefficiencies and frequent national health system

Meridian Funds	9	www.meridianfund.com

Meridian Contrarian Fund
Portfolio Performance and Composition (Unaudited) (continued)
regulation changes in the U.K. led to negative earnings growth and prompted the board of directors to replace the company’s CEO. In early 2020, Acadia’s new management announced they would begin the process of selling its unprofitable U.K. segment—a catalyst we felt could lead to an earnings rebound. While COVID-related market disruption delayed the sale and depressed the stock, it provided us with an opportunity to build a position in Acadia. We were rewarded for our insight, as the stock gained significantly over the period. Positive developments included profitability improvements in Acadia’s core U.S. behavioral health business and news of a buyer for its U.K. operations. The stock’s strong performance during the period brought it closer to our assessment of the company’s intrinsic value and we subsequently trimmed our position. However, our outlook for Acadia’s U.S. segment remains positive. Notably, we believe the intrinsic value of this segment is significantly greater than what the entire company traded at prior to the pandemic.

•	Penn National Gaming is a regional casino operator with 41 gaming properties in 19 states and a growing online presence. We invested in Penn during the third quarter of 2019 following a dilutive merger with Pinnacle Gaming that caused the stock to be out of favor with investors. Concerns about increasing competition in several states also created headwinds for the company. However, we saw the opportunity to invest in what we believed was among the best-managed of the regional casino companies, trading at a significant discount to its historical range. We also saw potential upside from increasing legalization of sports betting outside Nevada. Investors bid Penn’s shares higher during the period on better-than-expected earnings and rising optimism that it will benefit from pent up demand as the pandemic recedes. Penn’s expanding presence in the online sports betting market — a potential multi-billion incremental opportunity— also supported share strength. We reduced our exposure in Penn as a means of managing risk, as we believe the stock currently reflects high expectations for the online gaming business. However, given our conviction that the company is well positioned for a post-pandemic world, we are happy to remain shareholders in Penn.
•	Immunomedics is a biopharmaceutical company focused on developing targeted treatments for cancer, autoimmune disorders, and other serious diseases. We invested in the company in 2017 following a 40% decline in the stock resulting from a failed acquisition attempt by biopharmaceutical firm Seattle Genetics. Our optimism for Immunomedics is related to our favorable outlook for its prospects in triple-negative breast cancer. The Food and Drug Administration approved the drug in April and it became commercially available in May, with sales quickly gaining momentum. Immunomedics estimates that the drug, known as Trodelvy, could capture 50% of market share and is exploring the potential use of Trodelvy as a treatment for other types of cancer. Not surprisingly, the value of Immunomedics’ drug platform attracted acquisition interest and, in September, it accepted Gilead Sciences’ buyout offer of $21 billion, which was more than double Immunomedics’ market cap at the time of the offer. The deal with Gilead Sciences closed in October and we eliminated our position.
The three largest detractors from the Fund’s performance were Teva Pharmaceutical Industries Ltd., Perrigo Company Plc, and Mohawk Industries, Inc.
•	Teva Pharmaceutical is a pharmaceutical company that develops, manufactures, and markets generic and branded drugs. The stock fell roughly 80% following the loss of patent protection for its top-selling multiple sclerosis drug Copaxone in 2015. The setback led to a decline in sales and margins. Teva’s generic drug business also fell on hard times when, in 2018, it suffered from pricing pressure and the company worked towards a multi-billion-dollar litigation settlement for its role in the nationwide Opioid crisis. Our detailed research of the company suggested liquidity risk from large settlements was limited and that generic pricing pressure was normalizing as the FDA completed its accelerated approval program. We also had confidence that management, which was executing a restructuring program to improve margins and free cash flow, could reignite earnings growth. We were particularly excited about Teva’s decision to divest its generic manufacturing assets and launch two new branded drugs, which we believed could offset the sales decline resulting from Copaxone's patent loss. During the period, Teva’s stock declined amid accusations it violated anti-kickback rules by donating $300 million to charities that helped patients pay for Capaxone, which supported a price increase for the drug. Although we bought and sold shares during the period, we maintain a position in Teva. Historically, anti-kickback litigations have resulted in fines ranging from $13-600 million, and our research indicates Teva’s settlement will likely be in the mid-point of that range. We also are encouraged by three consecutive quarters of sales and margin improvements, validating our investment thesis for the company.

•	Perrigo is the leader in store brand consumer wellness and self-care products and also operates a smaller prescription drug business. The company has endured five years of declining earnings due to what we believe was

Meridian Funds	10	www.meridianfund.com

Meridian Contrarian Fund
Portfolio Performance and Composition (Unaudited) (continued)
poor capital allocation by its previous management team, which chased growth through acquisitions outside of Perrigo’s core business. Our investment in Perrigo was inspired by a new management team that has committed to pursuing realistic, steady growth rates within the core business and delivering improved profitability and returns on capital. We also liked the stock’s valuation, which was less than 11x price to earnings at the time of our investment. Perrigo’s stock declined modestly during the period following an adverse tax ruling related to its domicile in Ireland, which is a hangover from previous management, and a product recall of generic Albuterol due to a packaging issue. We increased our position in the stock after reducing it at higher prices earlier in the year, as we believe its current valuation (still less than 11x forward earnings) reflects worse-case scenarios for the tax issue. As of December 31, 2020, we still believe in the new management team’s ability to turn the company around.
•	Mohawk Industries is a global carpet and tile flooring manufacturer. In 2018-19, tariffs, import competition, and a missed product cycle in luxury-vinyl tile that shifted flooring demand away from Mohawk’s carpet business hindered Mohawk’s profitability. By early 2020, Mohawk was catching up on the missed product cycle and examining options to reduce costs in its carpet business to restore lost profitability. Our research of the company suggested that, because of its legacy leadership position, Mohawk had the opportunity to gain back lost market share on differentiated new products. Although the stock rebounded following the pandemic-related selloff and delivered solid results in the first half of 2020, the resignation of its CFO in April and news of a SEC investigation of the company in July sent the stock tumbling. These negative events, along with our focus on downside capture, prompted us to liquidate our position in the stock during the period. Although the stock has since recovered as of December 31, 2020, we are disciplined in our approach to risk management and opted to use proceeds from the sale to invest in companies that we believe offer better risk/reward opportunities.

Outlook
We will continue to execute on our strategy of investing in companies we believe are good businesses that are temporarily out of favor, offer asymmetric risk/reward profiles, and have a reliable catalyst that will lead to earnings growth. The historic underperformance of value versus growth in recent years has fueled greater opportunity in more value-oriented companies, and we believe our strategy is an excellent way to capitalize on this opportunity for our clients.
While the stock market moved past the economic disruption caused by the pandemic during 2020, the fundamental impact is still felt by companies. We see this on the monthly stock screens we generate, which have grown from roughly 600 companies in early 2020 to more than 1,100 companies as of December. This represents fertile ground for new research, and despite the overall market hitting new highs, we continue to find compelling new opportunities.
Thank you for your continued trust and confidence.
Jamie England
Portfolio Manager

Meridian Funds	11	www.meridianfund.com

Meridian Contrarian Fund
Portfolio Performance and Composition (Unaudited) (continued)

Total Return Based on a $10,000 investment for the Period Ended December 31, 2020
This graph shows the change in value of a hypothetical investment of $10,000 in Legacy Class Shares of the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. For comparison, the same investment is shown in the indicated index.

Average Annual Total Return as of 12.31.20
	Inception	6 Month	1 Year	5 Year	10 Year	Since Inception
Legacy Class (MVALX)	2/10/94	38.47%	23.79%	15.60%	12.58%	13.07%
Class A (MFCAX) w/o sales charge	11/15/13	38.25%	23.47%	15.13%	—	11.17%
Class A (MFCAX) with sales charge[1]	11/15/13	30.30%	16.36%	13.78%	—	10.25%
Class C (MFCCX)	7/1/15	37.75%	22.54%	14.44%	—	11.32%
Investor Class (MFCIX)	11/15/13	38.42%	23.71%	15.44%	—	11.46%
Russell 2500® Index	2/10/94 [2]	34.90%	19.99%	13.64%	11.97%	10.57%
Russell 2500® Value Index	2/10/94 [2]	33.06%	4.88%	9.43%	9.33%	10.13%
[1]	Assuming maximum sales charge, if any. Class A Shares are subject to a maximum initial sales charge of 5.75%.
[2]	Inception date of Legacy Class Shares.
See “Disclosures Regarding Fund Performance” on page 24 for important information regarding reported performance.
The views of the author and information discussed in this commentary are as of December 31, 2020, are subject to change, and may not reflect the writer’s current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund or any securities or any sectors mentioned in this letter. The subject matter contained in this letter had been derived from several sources believed to be reliable and accurate at the time of compilation. To the extent permitted by federal securities laws, ArrowMark Colorado Holdings, LLC, Meridian Fund, Inc., nor the Fund accept any liability for losses either direct or consequential caused by the use of this third party information. Diversification cannot guarantee gain or prevent losses.
Past performance is not predictive of future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares and do not reflect the imposition of a 2% redemption fee on shares held 60 days or less to deter market timers. If reflected, the taxes and fees would reduce the performance quoted. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.

Meridian Funds	12	www.meridianfund.com

Meridian Contrarian Fund
Portfolio Composition (Unaudited)

Top 10 Holdings as of 12.31.20
TreeHouse Foods, Inc.	3.97%
Acadia Healthcare Co., Inc.	3.02%
Welbilt, Inc.	2.61%
VICI Properties, Inc.	2.52%
Colony Capital, Inc.	2.37%
American International Group, Inc.	2.30%
Axis Capital Holdings Ltd.	2.22%
Perrigo Co. Plc	2.02%
Newell Brands, Inc.	2.00%
CACI International, Inc. Class A	1.98%
Portfolio holdings are subject to change and may not reflect the current or future position of the portfolio. Top ten holdings excluding short-term investments are reported as a percentage of net assets.

Sector Allocation as of 12.31.20
Sector allocations are subject to change and may not reflect the current or future position of the portfolio. Sector allocations are reported as a percentage of equity investments excluding cash or cash equivalents.
For compliance purposes, the Fund’s industry classifications may refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease.

Meridian Funds	13	www.meridianfund.com

Meridian Enhanced Equity Fund
Portfolio Performance and Composition (Unaudited)

Market Overview
Investors’ surging risk appetites helped drive U.S. equity markets to new highs amid brightening economic outlooks during the six-month period ended December 31, 2020. Progress on the COVID-19 vaccine front, culminating in the initial rollout of two vaccines in December, and the passage of a $900 billion pandemic relief package contributed to the growing sense of optimism.
Soaring demand, waning supply, and historically low mortgage rates fueled a robust housing market during the period while business spending steadily trended higher as well. Although retail sales dipped in November and December, holiday spending exceeded lower expectations, propelled by a jump in online purchases.
Meanwhile, although the nation’s unemployment rate drifted lower during the quarter, stubbornly high initial jobless claims dampened consumer confidence, along with a post-Thanksgiving surge in COVID-19 infections that stressed healthcare systems nationwide.
In late December, the S&P 500® Index, Dow Jones Industrial Average, Nasdaq Composite Index, and Russell 2000® Index all hit all-time highs. More broadly, small-cap stocks led the market upward, followed by mid- and large-cap stocks, as measured by the Russell family of U.S. indices. Meanwhile, growth stocks outgained value stocks across the capitalization spectrum. Market volatility, as measured by the VIX Index, spiked around Election Day but subsequently retreated and hovered near nine-month lows in late December.

Fund Performance
The Meridian Enhanced Equity Fund (the “Fund”) Legacy Class Shares advanced 20.90% (net) for the six-month period ended December 31, 2020, underperforming its benchmark, the S&P 500® Index, which gained 22.16%.
Over the long-term, experience tells us that outperformance is born out of capital preservation and avoiding large drawdowns. As a result, we know that the Fund’s returns may fall short of broader index performance at times, especially in periods where risk-on sentiment dominates.
Our investment process prioritizes the management of risk over the opportunity for return. We look to build an “all weather” portfolio that can mitigate capital losses during turbulent bear market environments and, secondarily, offer upside participation during strong bull market environments. To achieve that, we seek out quality businesses maintaining considerable competitive advantages and healthy balance sheets that offer robust cash flow characteristics and muted volatility traits.
At any given time, roughly half of the Fund is invested in higher quality, larger capitalization companies with promising growth prospects. The balance of the portfolio is invested in equities hedged in a risk-managed approach where more opportunistic investments are married with options in an effort to increase the Fund’s margin of safety and reduce downside risks. Underlying this approach is our commitment to deep fundamental research.
Ultimately, this strategic foundation results in a willingness to trade some upside for protection on the downside.
Leading individual contributors during the period included Salesforce.com, Inc, Liberty Broadband Corp., and Apple, Inc.
•	Salesforce.com develops cloud-based technology that helps clients manage customer service, sales, and operational data and processes. The company’s attractive business model, which is rooted in contracts with enterprise clients, provides considerable revenue visibility and enhances the breadth and scale of its product and service offerings. During the period, the stock rallied as its earnings and outlook reinforced the essential nature of the company’s offerings in the face of the pandemic and other macro headwinds. Although its fourth-quarter acquisition of leading-edge collaboration provider Slack prompted a selloff, we continue to believe that Salesforce.com fits well within our focus of owning companies that allow their customers to better provision mission-critical data and services.

•	Our investment in Liberty Broadband stems from our previous stake in GCI Liberty, Inc., which merged with Liberty Broadband during the period. Our conviction in GCI Liberty resulted from the company’s considerable investment in cable television and broadband provider Charter Communications. More importantly, GCI Liberty

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offered access to Charter, a leading broadband provider with dominant share in all of its markets, at a significant discount. As our GCI Liberty position converted to Liberty Broadband stock during the quarter, some of the embedded discount we had identified through our fundamental research narrowed, driving a strong contribution to returns.

•	Apple develops premium products that consumers can’t live without. Its hardware, software, and services leverage significant brand equity and are deeply embedded in customers’ daily professional and leisure experiences. During the period, homebound consumers contributed to strong iPad and Mac desktop sales, as well as stellar growth in wearables technology, most notably the Apple Watch and AirPods. In addition, with its launch of the iPhone 12—the company’s first 5G-compatible device—Apple appeared poised to reverse downward momentum in its critical smartphone business.
Against this backdrop, leading detractors during the period included American Tower Corp., Vroom, Inc., and Interactive Corp.
•	American Tower develops, owns, and operates towers that support vital infrastructure and services to telecommunications providers worldwide. Its portfolio of more than 180,000 long-lived assets represents a platform that would be nearly impossible to replicate today and benefits from a very sticky multi-tenant revenue model. Although fallout from the T-Mobile and Sprint merger in the U.S. contributed to the stock’s decline during the period, our conviction remains high given the growth potential inherent in the 5G-driven capital investment cycle, as well as opportunities with emerging communication service providers.

•	Vroom operates an end-to-end e-commerce platform for the used car industry. We believe Vroom is well positioned to benefit from a growing trend in which used car customers are choosing the online shopping experience over the traditional car lot experience. We believe only a few e-commerce platforms will be able to take significant market share from traditional used car dealers due to inventory, sourcing and operational challenges that most online sellers are unable to overcome. We strongly believe Vroom, which is currently the second-largest player in this space, will be among them. During the period, Vroom saw more demand for used cars than it was able to fulfill. Its call center, which fields inquiries from prospective buyers, was not able to keep up with call volumes and car sales were negatively impacted. We believe this is only a speed bump for Vroom, which is already in the process of improving its supply/demand infrastructure. Revenue growth is likely to accelerate meaningfully in ’21 and we expect macro trends to remain supportive of online used car shopping.

•	Interactive Corp. slumped during the period as the market digested its spinoff of Match.com. Having built a diverse portfolio of digital assets, Interactive Corp. frequently contends with a disconnect between the intrinsic value of its holdings and the price the market is willing to pay for the collection of platforms. We maintained exposure, believing that over time, the market’s discount will narrow, given the potential for further portfolio rationalization and the potential to allocate capital to new growth opportunities. While a portion of our exposure was monetized as part of our hedged equity strategy as of December 31, 2020, we maintain an investment in IAC given our belief in management’s ongoing ability to deliver strong returns on capital invested and optionality from an underappreciated digital video streaming asset.
The Fund is regularly managed in a sector-agnostic way, so changes in sector weights during the period largely reflected the performance of underlying holdings, although the cash balance grew as we capitalized on strong market performance to exit certain hedged positions.
We used some of the proceeds to add to our industrials sector exposure with the addition of Ball Corp. and Tennant Co. to the hedged portion of the portfolio. Ball is a beneficiary of the growing resistance to plastics among household products consumers as recyclable aluminum containers account for 90% of its sales. Our conviction stems from the company’s growing free cash flow and moderate leverage, relative to its stable cash stream. Tennant supplies the commercial cleaning industry worldwide with floor cleaning equipment, materials, and service. In addition to an attractive business model that is characterized by a high degree of recurring revenue, we believe the company is well positioned to capitalize on growing trends around sanitizing surfaces, cleaning automation, and sustainability.
Separately, the growth of networked and cloud computing utilization prompted us to explore opportunities in the cybersecurity space, where business models frequently feature highly reliable recurring subscription revenues. We established hedged positions in Palo Alto Networks, Inc. and McAfee Corp. Palo Alto Networks develops cybersecurity hardware and software and is a leading provider of end-to-end technology that protects essential networks. McAfee, which

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went through a series of ownership changes over the past 10 years, returned to the public market in October. With products that address the consumer and enterprise markets, the stock traded at a deep discount to its industry peers, despite the potential for double-digit earnings growth and healthy free cash flow.

Outlook
Despite progress on multiple vaccines, the ebb and flow of COVID-19 cases continues to pressure the pace and path of the economic recovery. Although the U.S. political picture has cleared, uncertainty around policy decisions under the new administration remained. With the market embracing another round of stimulus and the likelihood of accommodative fiscal policy for the foreseeable future, our sense is that any volatility will likely be short-lived, although the VIX remained elevated, relative to historic levels, at year-end.
When volatility does surface—either broadly or selectively—we will look to capitalize on it by buying high-quality businesses that we believe will compound value over the long-term. We will stick to our playbook, working prudently to manage risk and using deep fundamental company-level research rather than simply turning to broad macroeconomic assessments. This bottom-up approach has resulted in a portfolio of holdings with predictable revenue streams, improving margins, strong competitive advantages, and large addressable markets. Meanwhile, our charge remains to prioritize risk over return, even if that means trading some incremental market upside for downside protection. Through the combination of stock selection and our covered call strategy, we believe our disciplined and conservative approach to deploying capital is ideal for a market that still appears to have gotten ahead of economic realities.
Thank you for your continued trust and confidence.
Clay Freeman
Portfolio Manager

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Total Return Based on a $10,000 investment for the Period Ended December 31, 2020
This graph shows the change in value of a hypothetical investment of $10,000 in Legacy Class Shares of the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. For comparison, the same investment is shown in the indicated index.

Average Annual Total Return as of 12.31.20
	Inception	6 Month	1 Year	5 Year	10 Year	Since Inception
Legacy Class (MEIFX)	1/31/05	20.90%	26.22%	20.92%	15.01%	10.77%
Class A (MRAEX) w/o sales charge	11/15/13	20.70%	25.74%	20.48%	—	14.89%
Class A (MRAEX) with sales charge[1]	11/15/13	13.78%	18.49%	19.06%	—	13.94%
Class C (MRCEX)	7/1/15	20.46%	25.30%	19.99%	—	16.85%
Investor Class (MRIEX)	11/15/13	20.90%	25.90%	20.77%	—	15.16%
S&P 500® Index	1/31/05 [2]	22.16%	18.40%	15.22%	13.88%	9.79%
[1]	Assuming maximum sales charge, if any. Class A Shares are subject to a maximum initial sales charge of 5.75%.
[2]	Inception date of Legacy Class Shares.
See “Disclosures Regarding Fund Performance” on page 24 for important information regarding reported performance.
The views of the author and information discussed in this commentary are as of December 31, 2020, are subject to change, and may not reflect the writer’s current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund or any securities or any sectors mentioned in this letter. The subject matter contained in this letter had been derived from several sources believed to be reliable and accurate at the time of compilation. To the extent permitted by federal securities laws, ArrowMark Colorado Holdings, LLC, Meridian Fund, Inc., nor the Fund accept any liability for losses either direct or consequential caused by the use of this third party information. Diversification cannot guarantee gain or prevent losses.
Past performance is not predictive of future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares and do not reflect the imposition of a 2% redemption fee on shares held 60 days or less to deter market timers. If reflected, the taxes and fees would reduce the performance quoted. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.

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Portfolio Composition (Unaudited)

Top 10 Holdings as of 12.31.20
Pinterest, Inc. Class A	8.75%
Palo Alto Networks, Inc.	5.90%
Lamb Weston Holdings, Inc.	4.18%
Sensata Technologies Holding Plc	3.94%
Ball Corp.	3.86%
Apple, Inc.	3.35%
Verisk Analytics, Inc.	3.34%
Microsoft Corp.	3.32%
Exact Sciences Corp.	3.19%
Amazon.com, Inc.	3.03%
Portfolio holdings are subject to change and may not reflect the current or future position of the portfolio. Top ten holdings excluding short-term and options written investments are reported as a percentage of net assets.

Sector Allocation as of 12.31.20
Sector allocations are subject to change and may not reflect the current or future position of the portfolio. Sector allocations are reported as a percentage of equity investments excluding cash or cash equivalents. As of period end, the Fund invested a significant portion of their assets in securities in the Information Technology and Communication Services sectors. Changes in economic conditions affecting such sectors would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.
For compliance purposes, the Fund’s industry classifications may refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease.

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Meridian Small Cap Growth Fund
Portfolio Performance and Composition (Unaudited)

Market Overview
U.S. stock markets gained solidly for the six-month period ended December 31, 2020, despite election uncertainty and rising COVID-19 infection rates. The approval and rollout of coronavirus vaccines and a subsequently brighter economic outlook for 2021 fueled the rally in stocks. An additional $900 billion pandemic relief bill passed by Congress late in the period also helped.
The economy continued to recover, with weekly jobless claims elevated but trending lower, and continued strength in the housing market and durable goods orders. Better-than-expected corporate earnings and forward guidance also supported a positive outlook for the economy. Despite signs of improvement, Federal Reserve policymakers adopted a lower-for-longer interest rate strategy that will likely keep interest rates low for several years in an effort to support economic activity.
Against this backdrop, small-cap stocks outperformed large caps, as measured by the Russell family of U.S. indices, while value stocks underperformed growth stocks.

Fund Performance
The Meridian Small Cap Growth Fund (the “Fund”) Legacy Class Shares returned 39.82% (net) during the six months ended December 31, 2020, outperforming its benchmark, the Russell 2000® Growth Index, which returned 38.88%.
Our investment process prioritizes the management of risk over the opportunity for return. We look to build an “all-weather” portfolio that can mitigate capital losses during turbulent bear market environments and, secondarily, participate on the upside during strong market environments. Volatility was limited during the period, with Index declines of 2% or more occurring on only seven days.
At the sector level, the Fund’s healthcare holdings contributed positively to relative performance, as several companies appreciated significantly during the period. In addition, the Fund benefitted from an overweight position in the industrials sector, which was the top performing sector in the index. We have maintained our overweight to industrials given our focus on commercial and professional service companies, which tend to exhibit strong competitive advantages and generally less macro sensitivity than the broader sector. Conversely, our underweight position in the information technology sector was a detractor from relative performance during the period. We are unable to justify current valuations and worry that a bubble is forming in the software industry where many companies are operating under a grow-at-all-costs model with little-to-no focus on profits. In our opinion, valuations within the software industry are at extremely stretched levels leaving no margin for error.
The three largest contributors to the Fund’s performance during the period were Forte Biosciences, Inc., Ritchie Brothers Auctioneers, Inc., and Immunomedics, Inc.
•	Forte Biosciences is a clinical-stage biopharmaceutical firm focused on the treatment of inflammatory skin diseases, particularly atopic dermatitis (eczema). Our research indicates there is a large unmet need for Forte’s lead drug candidate FB-401, a live biotherapeutic being developed as a topical therapy for inflammatory skin disease. Currently, there are few treatment options for pediatric patients with eczema and many of them include steroids which are often a non-starter for parents. However, FB-401 has shown a significant reduction in the disease among both adult and pediatric patients while tapering steroid use in a Phase 2a trial. The stock rallied in the period on news that the company had initiated a Phase 2b placebo-controlled trial. As of December 31, 2020, we maintained our position in the company and believe FB-401 has the potential to be a game changing treatment for atopic dermatitis.

•	Ritchie Bros. Auctioneers operates an online marketplace for new and used industrial equipment, including earthmoving equipment and truck trailers. Due to its single-digit market share and strong competitive foothold, we believe it is well positioned for additional growth. The company responded quickly to pandemic-related quarantines by moving all of its auctions online and reducing operating expenses. These measures rewarded

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Ritchie Bros. with strong third quarter results that included a 68% increase in operating income and 55% increase in EBITDA. We trimmed the company during the period based on valuation discipline, however we still maintain a large position as Ritchie Bros. continues to demonstrate strong and improving fundamentals.
•	Immunomedics, through its antibody drug conjugate platform, develops targeted treatments for cancer. Our initial investment in the biopharmaceutical company was motivated by positive clinical trial data for, Trodelvy, its experimental treatment for an aggressive type of metastatic triple-negative breast cancer. The Food and Drug Administration approved the drug in April and it became commercially available in May, with sales quickly gaining momentum. Given the unmet clinical need of this patient population, commercialization efforts should continue to accelerate. Not surprisingly, the value of Immunomedics’ drug platform attracted acquisition interest and, in September, it accepted Gilead Sciences’ buyout offer of $21 billion, which was more than double Immunomedics’ market cap at the time of the offer. We sold our position in Immunomedics following the acquisition.
The three largest detractors from the Fund’s performance during the period were Liquidia Corp., Accelerate Diagnostics, Inc., and Kiniksa Pharmaceuticals, Ltd.
•	Liquidia is a late-stage clinical biopharmaceutical company that utilizes its proprietary PRINT technology to help address drug delivery challenges. We initially invested in this company due to our enthusiasm for the use of its PRINT technology in the delivery of Treprostinil for the treatment of pulmonary arterial hypertension (PAH). Liquidia’s technology combines a simple, easy to use form factor with a unique drug formulation that is in a dry powder form. As a result, the company’s drug is much easier to administer and offers significant advantages over competing delivery mechanisms that require the use of a nebulizer. However, Liquidia’s stock declined following an unfavorable patent ruling that pushed out the commercialization of the company’s PAH drug from late-2021 to late 2022. As we currently see no near-term catalyst for the stock, we liquidated our position during the period.
•	Accelerate Diagnostics is an in vitro diagnostics company engaged in providing solutions for the global challenge of antibiotic resistance and hospital acquired infections. The company’s Accelerate Pheno System provides fast and effective antimicrobial susceptibility testing that allows medical professionals to identify effective antibiotic treatments for patients in a matter of hours rather than days. The company struggled with commercial adoption of the Pheno System during the period, as pandemic-related restrictions made it difficult for sales representatives to get access to decision-makers at medical labs and hospitals. The Pheno System also changes existing workflows in labs, which lab directors have been slow to embrace. We see no near-term catalyst that we believe will improve the prospects for Accelerate Diagnostics and subsequently liquidated our position in the stock.
•	Kiniksa Pharmaceuticals is a clinical-stage biopharmaceutical firm focused on developing and commercializing therapeutic medicines for patients with unmet medical needs. Key to our investment thesis is the company’s drug Rilonacept, an FDA-approved treatment for inflammatory diseases that, in recent clinical trials, proved highly effective in also treating recurring pericarditis. The stock traded lower following the approval of COVID-19 vaccines, which dimmed investors’ demand outlook for Kiniksa’s experimental COVID-19 antibody treatment for patients with severe coronavirus pneumonia. A secondary stock offering also diluted the company’s share price. We maintained our position in the stock, as we believe these are merely short-term headwinds and are optimistic about potential new indications for Rilonacept.

Outlook
As we look ahead to 2021, we are encouraged by the prospect that COVID-19 infection rates will taper and that economies will reopen. However, the speed and breadth of a global recovery remain to be seen and depend largely on the rate of vaccine deployment. We also expect the new administration to deliver an additional stimulus package that should help buoy consumer confidence and spending. In our opinion, three key factors that bear watching are overall inflation expectations, interest rates, and current tax policy. We believe changes in any of these could introduce additional volatility in the markets. With increased stimulus and a more robust economy, the prospect for inflation and rising rates are likely to increase. We believe this dynamic could pressure some of the extreme valuations we are experiencing in the information technology and healthcare sectors – a development we believe would be favorable on a relative basis given our valuation

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discipline. In addition, it is likely that current tax policy will likely change which will result in higher tax rates for businesses and as a result, reduced profits and cash flows. This will likely pressure hiring and capital spending plans that could slow the pace of economic recovery.
Now more than ever, we maintain strong conviction in the Fund's holdings. Our focus remains on companies that can not only weather the market volatility but also emerge even stronger once the recessionary clouds clear. The market’s correction and subsequent rebound has presented us with opportunities to continue to upgrade the quality of the Fund's portfolio while maintaining our strict valuation discipline. Although recent economic events are unprecedented, we remain confident that staying disciplined to our investment process is the best approach to achieve the strategy’s long-term investment objectives.
Thank you for your continued trust and confidence.
Brian Schaub & Chad Meade
Co-Portfolio Managers

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Total Return Based on a $10,000 investment for the Period Ended December 31, 2020
This graph shows the change in value of a hypothetical investment of $10,000 in Legacy Class Shares of the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. For comparison, the same investment is shown in the indicated index.

Average Annual Total Return as of 12.31.20
	Inception	6 Month	1 Year	5 Year	10 Year	Since Inception
Legacy Class (MSGGX)	12/16/13	39.82%	27.91%	17.83%	—	14.93%
Institutional Class (MSGRX)	12/24/14	39.87%	28.17%	17.93%	—	13.44%
Class A (MSGAX) w/o sales charge	12/16/13	39.62%	27.52%	17.44%	—	14.55%
Class A (MSGAX) with sales charge[1]	12/16/13	31.63%	20.16%	16.06%	—	13.59%
Class C (MSGCX)	7/1/15	39.14%	26.61%	16.62%	—	12.30%
Investor Class (MISGX)	12/16/13	39.83%	27.78%	17.74%	—	14.86%
Russell 2000® Growth Index	12/16/13 [2]	38.88%	34.63%	16.36%	13.48%	12.68%
[1]	Assuming maximum sales charge, if any. Class A Shares are subject to a maximum initial sales charge of 5.75%.
[2]	Inception date of Legacy Class Shares.
See “Disclosures Regarding Fund Performance” on page 24 for important information regarding reported performance.
The views of the author and information discussed in this commentary are as of December 31, 2020, are subject to change, and may not reflect the writer’s current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund or any securities or any sectors mentioned in this letter. The subject matter contained in this letter had been derived from several sources believed to be reliable and accurate at the time of compilation. To the extent permitted by federal securities laws, ArrowMark Colorado Holdings, LLC, Meridian Fund, Inc., nor the Fund accept any liability for losses either direct or consequential caused by the use of this third party information. Diversification cannot guarantee gain or prevent losses.
Past performance is not predictive of future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares and do not reflect the imposition of a 2% redemption fee on shares held 60 days or less to deter market timers. If reflected, the taxes and fees would reduce the performance quoted. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.

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Meridian Small Cap Growth Fund
Portfolio Composition (Unaudited)

Top 10 Holdings as of 12.31.20
Heritage-Crystal Clean, Inc.	2.50%
Skechers U.S.A., Inc. Class A	2.48%
Sally Beauty Holdings, Inc.	2.47%
BioTelemetry, Inc.	2.45%
TriNet Group, Inc.	2.36%
Ritchie Bros. Auctioneers, Inc. (Canada)	2.33%
Forte Biosciences, Inc. Acquisition Date: 11/27/18, Cost $4,000,000	2.24%
Ranpak Holdings Corp.	2.10%
2U, Inc.	1.89%
Merit Medical Systems, Inc.	1.80%
Portfolio holdings are subject to change and may not reflect the current or future position of the portfolio. Top ten holdings excluding short-term investments are reported as a percentage of net assets.

Sector Allocation as of 12.31.20
Sector allocations are subject to change and may not reflect the current or future position of the portfolio. Sector allocations are reported as a percentage of equity investments excluding cash or cash equivalents. As of period end, the Fund invested a significant portion of their assets in securities in the Health Care and Industrials sectors. Changes in economic conditions affecting such sectors would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.
For compliance purposes, the Fund’s industry classifications may refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease.

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Meridian Fund, Inc.
Performance Disclosure
December 31, 2020 (Unaudited)

Disclosures Regarding Fund Performance
Past performance is not predictive of future performance. Current performance may be lower or higher than the quoted past performance. Reported performance assumes reinvestment of Fund distributions. Reported performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, nor does it reflect the 2% redemption fee on shares sold within 60 days of original purchase date. If reflected, the taxes and fees would reduce the performance quoted. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. You can obtain the most current month-end performance at www.meridianfund.com.
Performance prior to September 5, 2013 reflects the Fund’s performance under the management of Aster Investment Management Co.
Legacy class shares are no longer offered to the public effective March 1, 2014, except under certain limited circumstances.
Investor Class, Class A, and Class C Shares of the Meridian Growth Fund are closed to new investors effective June 15, 2017. Existing investors may continue to purchase shares.
Investor Class, Class A, and Class C Shares of the Meridian Small Cap Growth Fund are closed to new investors effective June 29, 2018. Existing investors may continue to purchase shares.
Indices are typically unmanaged, and do not reflect deductions for fees or expenses. You cannot invest directly in an index.
Investors should consider the investment objective and policies, risk considerations, charges and ongoing expenses of an investment carefully before investing. The prospectus contains this and other information relevant to an investment in any of the Meridian Funds. Please read the prospectus carefully before you invest. To obtain a prospectus, please contact your investment representative or the Funds' transfer agent at 800.446.6662 or access our website at www.meridianfund.com.

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Meridian Growth Fund
Fund Expenses
December 31, 2020 (Unaudited)

Expense Example
Actual	Annualized Expense Ratio	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During the Period [1]
Legacy Class (MERDX)	0.84%	$1,000.00	$1,351.00	$ 4.98
Institutional Class (MRRGX)	0.82%	$1,000.00	$1,351.10	$ 4.86
Class A (MRAGX)	1.17%	$1,000.00	$1,348.80	$ 6.93
Class C (MRCGX)	1.86%	$1,000.00	$1,343.90	$10.99
Investor Class (MRIGX)	0.86%	$1,000.00	$1,351.00	$ 5.10

Hypothetical [2]	Annualized Expense Ratio	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During the Period [1]
Legacy Class (MERDX)	0.84%	$1,000.00	$1,020.97	$4.28
Institutional Class (MRRGX)	0.82%	$1,000.00	$1,021.07	$4.18
Class A (MRAGX)	1.17%	$1,000.00	$1,019.31	$5.96
Class C (MRCGX)	1.86%	$1,000.00	$1,015.83	$9.45
Investor Class (MRIGX)	0.86%	$1,000.00	$1,020.87	$4.38
[1]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184 days, the number of days in the most recent fiscal half-year, then divided by 365.
[2]	Hypothetical 5% return before expenses.
The above “Annualized Expense Ratios” reflect waivers and/or reimbursements of expenses by the Fund’s Adviser. Such waivers and/or reimbursements may not be withdrawn earlier than one year after the date of the current prospectus. The “Financial Highlights” included within the Fund’s financial statements shows the gross expense ratios for each share class.
See “Disclosure Regarding Fund Expenses” on page 29 for further information on how the above examples were calculated.

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Meridian Contrarian Fund
Fund Expenses
December 31, 2020 (Unaudited)

Expense Example
Actual	Annualized Expense Ratio	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During the Period [1]
Legacy Class (MVALX)	1.12%	$1,000.00	$1,384.70	$ 6.73
Class A (MFCAX)	1.46%	$1,000.00	$1,382.50	$ 8.77
Class C (MFCCX)	2.15%	$1,000.00	$1,377.50	$12.88
Investor Class (MFCIX)	1.21%	$1,000.00	$1,384.20	$ 7.27

Hypothetical [2]	Annualized Expense Ratio	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During the Period [1]
Legacy Class (MVALX)	1.12%	$1,000.00	$1,019.56	$ 5.70
Class A (MFCAX)	1.46%	$1,000.00	$1,017.85	$ 7.43
Class C (MFCCX)	2.15%	$1,000.00	$1,014.37	$10.92
Investor Class (MFCIX)	1.21%	$1,000.00	$1,019.11	$ 6.16
[1]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184 days, the number of days in the most recent fiscal half-year, then divided by 365.
[2]	Hypothetical 5% return before expenses.
The above “Annualized Expense Ratios” reflect waivers and/or reimbursements of expenses by the Fund’s Adviser. Such waivers and/or reimbursements may not be withdrawn earlier than one year after the date of the current prospectus. The “Financial Highlights” included within the Fund’s financial statements shows the gross expense ratios for each share class.
See “Disclosure Regarding Fund Expenses” on page 29 for further information on how the above examples were calculated.

Meridian Funds	26	www.meridianfund.com

Meridian Enhanced Equity Fund
Fund Expenses
December 31, 2020 (Unaudited)

Expense Example
Actual	Annualized Expense Ratio	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During the Period [1]
Legacy Class (MEIFX)	1.25%	$1,000.00	$1,209.00	$ 6.96
Class A (MRAEX)	1.60%	$1,000.00	$1,207.00	$ 8.90
Class C (MRCEX)	2.00%	$1,000.00	$1,204.60	$11.11
Investor Class (MRIEX)	1.29%	$1,000.00	$1,209.00	$ 7.18

Hypothetical [2]	Annualized Expense Ratio	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During the Period [1]
Legacy Class (MEIFX)	1.25%	$1,000.00	$1,018.90	$ 6.36
Class A (MRAEX)	1.60%	$1,000.00	$1,017.14	$ 8.13
Class C (MRCEX)	2.00%	$1,000.00	$1,015.12	$10.16
Investor Class (MRIEX)	1.29%	$1,000.00	$1,018.70	$ 6.56
[1]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184 days, the number of days in the most recent fiscal half-year, then divided by 365.
[2]	Hypothetical 5% return before expenses.
The above “Annualized Expense Ratios” reflect waivers and/or reimbursements of expenses by the Fund’s Adviser. Such waivers and/or reimbursements may not be withdrawn earlier than one year after the date of the current prospectus. The “Financial Highlights” included within the Fund’s financial statements shows the gross expense ratios for each share class.
See “Disclosure Regarding Fund Expenses” on page 29 for further information on how the above examples were calculated.

Meridian Funds	27	www.meridianfund.com

Meridian Small Cap Growth Fund
Fund Expenses
December 31, 2020 (Unaudited)

Expense Example
Actual	Annualized Expense Ratio	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During the Period [1]
Legacy Class (MSGGX)	1.13%	$1,000.00	$1,398.20	$ 6.83
Institutional Class (MSGRX)	1.10%	$1,000.00	$1,398.70	$ 6.65
Class A (MSGAX)	1.50%	$1,000.00	$1,396.20	$ 9.06
Class C (MSGCX)	2.17%	$1,000.00	$1,391.40	$13.08
Investor Class (MISGX)	1.21%	$1,000.00	$1,398.30	$ 7.31

Hypothetical [2]	Annualized Expense Ratio	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During the Period [1]
Legacy Class (MSGGX)	1.13%	$1,000.00	$1,019.51	$ 5.75
Institutional Class (MSGRX)	1.10%	$1,000.00	$1,019.66	$ 5.60
Class A (MSGAX)	1.50%	$1,000.00	$1,017.64	$ 7.63
Class C (MSGCX)	2.17%	$1,000.00	$1,014.27	$11.02
Investor Class (MISGX)	1.21%	$1,000.00	$1,019.11	$ 6.16
[1]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184 days, the number of days in the most recent fiscal half-year, then divided by 365.
[2]	Hypothetical 5% return before expenses.
The above “Annualized Expense Ratios” reflect waivers and/or reimbursements of expenses by the Fund’s Adviser. Such waivers and/or reimbursements may not be withdrawn earlier than one year after the date of the current prospectus. The “Financial Highlights” included within the Fund’s financial statements shows the gross expense ratios for each share class.
See “Disclosure Regarding Fund Expenses” on page 29 for further information on how the above examples were calculated.

Meridian Funds	28	www.meridianfund.com

Meridian Fund, Inc.
Expense Disclosure
December 31, 2020 (Unaudited)

Disclosures Regarding Fund Expenses
Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and (2) ongoing costs, including management fees; service and distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of July 1, 2020 through December 31, 2020.
Actual Expenses
The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (e.g., an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number reported under “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second table is useful in comparingongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Meridian Funds	29	www.meridianfund.com

Meridian Growth Fund
Schedule of Investments
December 31, 2020 (Unaudited)
	Shares	Value
Common Stocks - 92.7%
Communication Services - 0.5%
Interactive Media & Services - 0.5%
Cargurus, Inc. [1]	362,805	$ 11,511,803
Total Communication Services		11,511,803
Consumer Discretionary - 13.3%
Auto Components - 0.5%
Fox Factory Holding Corp. [1,2]	111,546	11,791,528
Diversified Consumer Services - 2.2%
frontdoor, Inc. [1]	765,499	38,435,705
Grand Canyon Education, Inc. [1]	130,932	12,191,078
		50,626,783
Internet & Direct Marketing Retail - 1.2%
Shutterstock, Inc.	398,679	28,585,284
Leisure Products - 0.6%
Polaris, Inc.	140,279	13,365,783
Specialty Retail - 3.4%
Sally Beauty Holdings, Inc. [1]	3,766,212	49,111,405
Vroom, Inc. [1,2]	673,565	27,595,958
		76,707,363
Textiles, Apparel & Luxury Goods - 5.4%
Carter's, Inc.	176,434	16,597,146
Hanesbrands, Inc. [2]	3,469,372	50,583,444
Skechers U.S.A., Inc. Class A [1]	1,540,680	55,372,039
		122,552,629
Total Consumer Discretionary		303,629,370
Financials - 3.2%
Banks - 0.6%
Bank OZK	406,434	12,709,191
Capital Markets - 2.6%
Jaws Acquisition Corp. Class A [1]	1,210,913	16,238,343
LPL Financial Holdings, Inc.	219,234	22,848,568
WisdomTree Investments, Inc.	3,845,847	20,575,281
		59,662,192
Total Financials		72,371,383
Health Care - 28.8%
Biotechnology - 7.7%
Agios Pharmaceuticals, Inc. [1]	285,531	12,372,058
Allakos, Inc. [1,2]	79,441	11,121,740
Deciphera Pharmaceuticals, Inc. [1]	278,958	15,920,133
Exact Sciences Corp. [1,2]	131,771	17,458,340
Forte Biosciences, Inc. Acquisition Date: 12/31/18, Cost $4,000,000 [1,3]	1,174,685	36,354,739
Heron Therapeutics, Inc. [1,2]	964,892	20,421,939
	Shares	Value
Kiniksa Pharmaceuticals Ltd. Class A [1,2]	318,174	$ 5,622,135
Kodiak Sciences, Inc. [1,2]	152,698	22,432,863
Neurocrine Biosciences, Inc. [1]	120,038	11,505,642
Precision BioSciences, Inc. [1]	408,976	3,410,860
SpringWorks Therapeutics, Inc. [1]	133,735	9,698,462
Viking Therapeutics, Inc. [1,2]	1,559,541	8,780,216
		175,099,127
Health Care Equipment & Supplies - 10.7%
ABIOMED, Inc. [1]	46,765	15,161,213
Axogen, Inc. [1]	1,294,843	23,177,690
Cooper Cos., Inc. (The)	61,722	22,424,837
Hologic, Inc. [1]	411,835	29,993,943
Integra LifeSciences Holdings Corp. [1]	166,750	10,825,410
Masimo Corp. [1]	35,064	9,410,476
Merit Medical Systems, Inc. [1]	843,664	46,831,789
Nevro Corp. [1]	60,672	10,502,323
Quidel Corp. [1]	171,965	30,893,512
STERIS Plc	239,648	45,422,882
		244,644,075
Health Care Providers & Services - 6.4%
AMN Healthcare Services, Inc. [1]	344,726	23,527,550
BioTelemetry, Inc. [1]	777,678	56,055,030
HealthEquity, Inc. [1]	455,901	31,780,859
MEDNAX, Inc. [1]	928,615	22,788,212
Ontrak, Inc. [1,2]	185,795	11,480,273
		145,631,924
Health Care Technology - 0.9%
Omnicell, Inc. [1]	178,939	21,476,259
Life Sciences Tools & Services - 2.2%
Sotera Health Co. [1]	627,488	17,218,271
Syneos Health, Inc. [1]	477,792	32,551,969
		49,770,240
Pharmaceuticals - 0.9%
Arvinas, Inc. [1]	64,097	5,443,758
Revance Therapeutics, Inc. [1,2]	511,192	14,487,181
		19,930,939
Total Health Care		656,552,564
Industrials - 23.7%
Air Freight & Logistics - 2.5%
CH Robinson Worldwide, Inc.	294,544	27,648,845
Forward Air Corp.	369,035	28,356,650
		56,005,495
Commercial Services & Supplies - 6.3%
ABM Industries, Inc.	847,617	32,073,827
Cimpress Plc (Ireland) [1,2]	224,019	19,655,427
Clean Harbors, Inc. [1]	480,982	36,602,730
The accompanying notes are an integral part of the financial statements.

Meridian Funds	30	www.meridianfund.com

Meridian Growth Fund
Schedule of Investments (continued)
December 31, 2020 (Unaudited)
	Shares	Value
Ritchie Bros. Auctioneers, Inc. (Canada)	799,454	$ 55,602,026
		143,934,010
Electrical Equipment - 4.3%
Generac Holdings, Inc. [1]	183,420	41,711,542
Sensata Technologies Holding Plc [1]	1,047,311	55,235,182
		96,946,724
Machinery - 4.7%
John Bean Technologies Corp. [2]	216,065	24,603,321
Kennametal, Inc.	337,732	12,239,408
Middleby Corp. (The) [1]	224,170	28,899,996
Tennant Co.	348,868	24,480,068
Woodward, Inc.	144,772	17,594,141
		107,816,934
Marine - 3.0%
Kirby Corp. [1]	588,328	30,493,040
Matson, Inc.	683,019	38,911,593
		69,404,633
Professional Services - 2.4%
TriNet Group, Inc. [1]	690,936	55,689,442
Road & Rail - 0.5%
Heartland Express, Inc.	616,836	11,164,732
Total Industrials		540,961,970
Information Technology - 22.6%
Electronic Equipment, Instruments & Components - 2.5%
Belden, Inc.	620,343	25,992,372
Trimble, Inc. [1]	459,807	30,701,313
		56,693,685
IT Services - 3.2%
Euronet Worldwide, Inc. [1]	265,548	38,483,216
Gartner, Inc. [1]	158,069	25,321,073
Wix.com Ltd. [1]	38,121	9,528,725
		73,333,014
Semiconductors & Semiconductor Equipment - 2.7%
ON Semiconductor Corp. [1]	1,899,566	62,172,795
Software - 14.2%
2U, Inc. [1,2]	1,125,898	45,047,179
8x8, Inc. [1]	660,461	22,766,091
ChannelAdvisor Corp. [1]	539,578	8,622,456
FireEye, Inc. [1,2]	794,427	18,319,487
j2 Global, Inc. [1,2]	660,219	64,496,794
New Relic, Inc. [1]	277,053	18,119,266
Nuance Communications, Inc. [1]	629,944	27,774,231
Pluralsight, Inc. Class A [1]	1,760,131	36,892,346
	Shares	Value
Proofpoint, Inc. [1]	271,046	$ 36,973,385
SolarWinds Corp. [1,2]	1,619,629	24,213,454
SS&C Technologies Holdings, Inc.	153,444	11,163,051
Sumo Logic Inc. Acquisition Date: 5/1/19, Cost $3,999,997 [1,3]	363,131	8,821,541
		323,209,281
Total Information Technology		515,408,775
Materials - 0.6%
Containers & Packaging - 0.6%
Graphic Packaging Holding Co.	865,301	14,658,199
Total Materials		14,658,199
Total Common Stocks - 92.7% (Cost $1,437,667,770)		2,115,094,064
Preferred Stocks - 1.9%
Consumer Discretionary - 0.3%
Internet & Direct Marketing Retail - 0.3%
Evolve Vacation Rental Network, Inc. Series 9 Acquisition Date: 5/29/20, Cost $4,499,999 [1,3,4]	776,451	6,770,653
Total Consumer Discretionary		6,770,653
Health Care - 0.4%
Biotechnology - 0.4%
Talis Biomedical Corp. Series E Acquisition Date: 7/17/20, Cost $3,572,218 [1,3,4]	481,431	4,226,964
Talis Biomedical Corp. Series F Acquisition Date: 11/03/20, Cost $4,750,000 [1,3,4]	555,555	4,972,217
Total Health Care		9,199,181
Industrials - 0.1%
Commercial Services & Supplies - 0.1%
Xometry, Inc. Series A-2 Acquisition Date: 7/20/20 Cost $403,600 [1,3,4]	42,147	403,768
Xometry, Inc. Series B Acquisition Date: 7/20/20 Cost $138,546 [1,3,4]	14,468	138,603
Xometry, Inc. Series C Acquisition Date: 7/20/20 Cost $146,407 [1,3,4]	15,036	146,451
Xometry, Inc. Series D Acquisition Date: 7/20/20 Cost $114,391 [1,3,4]	11,668	114,346

The accompanying notes are an integral part of the financial statements.

Meridian Funds	31	www.meridianfund.com

Meridian Growth Fund
Schedule of Investments (continued)
December 31, 2020 (Unaudited)
	Shares	Value
Xometry, Inc. Series E Acquisition Date: 7/20/20 Cost $1,149,533 [1,3,4]	84,388	$ 1,149,365
Xometry, Inc. Series Seed-1 Acquisition Date: 9/4/20 Cost $591,792 [1,3,4]	73,974	591,792
Xometry, Inc. Series Seed-2 Acquisition Date: 9/4/20 Cost $260,360 [1,3,4]	32,545	260,360
Total Industrials		2,804,685
Information Technology - 0.7%
Communications Equipment - 0.3%
Starry, Inc. Series C Acquisition Date: 5/14/18, Cost $4,220,000 [1,3,4]	4,577,007	5,446,638
Starry, Inc. Series D Acquisition Date: 3/6/19, Cost $1,835,000 [1,3,4]	1,283,217	1,886,329
		7,332,967
Software - 0.4%
ACV Auctions, Inc. Series A Acquisition Date: 2/28/20, Cost $5,941,839 [1,3,4]	1,143,016	7,281,012
ACV Auctions, Inc. Series E-1 Acquisition Date: 9/2/20 Cost $947,832 [1,3,4]	159,996	1,019,175
		8,300,187
Total Information Technology		15,633,154
Real Estate - 0.4%
Real Estate Management & Development - 0.4%
Apartment List, Inc. Series D Acquisition Date: 11/2/20 - 12/21/20 Cost $8,399,997 [1,3,4]	2,299,479	8,399,997
Total Real Estate		8,399,997
Total Preferred Stocks - 1.9% (Cost $36,971,516)		42,807,670
Private Investment Funds - 0.6%
Quail Investment Holdings, LLC Acquisition Date: 9/1/20 Cost $4,037,882 [1,3]	4,038	3,895,480
	Shares	Value
Rhino (E) Investment Holdings, LLC Acquisition Date: 7/10/20 Cost $10,236,000 [1,3]	100	$ 10,087,712
Total Private Investment Funds - 0.6% (Cost $14,273,882)		13,983,192
	Shares/ Principal Amount
Short-Term Investments - 0.8%[5]
Money Market Funds - 0.2%
BlackRock Liquidity Funds, FedFund, Institutional Class, 0.01%	1,383,000	1,383,000
Goldman Sachs Financial Square Government Fund, Institutional Class, 0.03%	2,273,000	2,273,000
JPMorgan U.S. Government Money Market Fund, Institutional Class, 0.03%	1,383,000	1,383,000
Total Money Market Funds (Cost $5,039,000)		5,039,000
Repurchase Agreements - 0.6%
Bank of America Securities, Inc., dated 12/31/20, due 1/4/21, 0.08% total to be received $177,311 (collateralized by various U.S. Government Sponsored Agency, 1.50% - 3.50%, 2/1/48 - 1/1/51, totaling $180,855)	$ 177,309	177,309
Citigroup Global Markets, Inc., dated 12/31/20, due 1/4/21, 0.07% total to be received $4,023,563 (collateralized by various U.S. Government Sponsored Agency and U.S. Treasury Obligations, 0.00% - 4.00%, 9/15/21 - 1/1/51, totaling $4,104,003)	4,023,532	4,023,532

The accompanying notes are an integral part of the financial statements.

Meridian Funds	32	www.meridianfund.com

Meridian Growth Fund
Schedule of Investments (continued)
December 31, 2020 (Unaudited)
	Shares/ Principal Amount	Value
Daiwa Capital Markets America, Inc., dated 12/31/20, due 1/4/21, 0.07% total to be received $4,023,563 (collateralized by various U.S. Government Sponsored Agency and U.S. Treasury Obligations, 0.00% - 6.50%, 1/26/21 - 1/1/51, totaling $4,104,003)	$ 4,023,532	$ 4,023,532
RBC Dominion Securities, Inc., dated 12/31/20, due 1/4/21, 0.08% total to be received $4,023,568 (collateralized by various U.S. Government Sponsored Agency and U.S. Treasury Obligations, 0.00% - 6.00%, 1/5/21 - 12/20/50, totaling $4,104,003)	4,023,532	4,023,532
Total Repurchase Agreements (Cost $12,247,905)		12,247,905
Total Short-Term Investments - 0.8% (Cost $17,286,905)		17,286,905
Total Investments - 96.0% (Cost $1,506,200,073)		2,189,171,831
Cash and Other Assets, Less Liabilities - 4.0%		91,660,486
Net Assets - 100.0%		$2,280,832,317
The accompanying notes are an integral part of the financial statements.

Meridian Funds	33	www.meridianfund.com

Meridian Growth Fund
Schedule of Investments (continued)
December 31, 2020 (Unaudited)
Plc—Public Limited Company
[1]	Non-income producing securities.
[2]	All or portion of this security is on loan at December 31, 2020. Total value of such securities at period-end amounts to $256,743,076 and represents 11.26% of net assets.
[3]	Restricted security; cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules and agreements. Acquisition date represents the date on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The Fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities at period-end amounts to $101,967,142 and represents 4.47% of net assets.
[4]	Security is valued using significant unobservable inputs in good faith in accordance with procedures approved by the Board of Directors. See Note 1 in Notes to financial statements.
[5]	Collateral received from brokers for securities lending was invested in short-term investments.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	34	www.meridianfund.com

Meridian Contrarian Fund
Schedule of Investments
December 31, 2020 (Unaudited)
	Shares	Value
Common Stocks - 95.2%
Consumer Discretionary - 10.8%
Auto Components - 2.8%
Aptiv Plc	40,000	$ 5,211,600
Lear Corp.	78,000	12,404,340
		17,615,940
Hotels, Restaurants & Leisure - 1.9%
Papa John's International, Inc.	30,000	2,545,500
Penn National Gaming, Inc. [1]	95,000	8,205,150
PlayAGS, Inc. [1]	200,000	1,440,000
		12,190,650
Household Durables - 2.0%
Newell Brands, Inc.	593,000	12,589,390
Multiline Retail - 0.6%
Nordstrom, Inc. [2]	120,000	3,745,200
Specialty Retail - 2.8%
Monro, Inc.	65,000	3,464,500
Sally Beauty Holdings, Inc. [1]	795,000	10,366,800
Vroom, Inc. [1,2]	95,000	3,892,150
		17,723,450
Textiles, Apparel & Luxury Goods - 0.7%
Hanesbrands, Inc. [2]	298,000	4,344,840
Total Consumer Discretionary		68,209,470
Consumer Staples - 5.0%
Food Products - 5.0%
Nomad Foods Ltd. (United Kingdom) [1]	244,000	6,202,480
TreeHouse Foods, Inc. [1]	589,000	25,026,610
Total Consumer Staples		31,229,090
Energy - 2.2%
Oil, Gas & Consumable Fuels - 2.2%
Apache Corp.	669,000	9,493,110
Cimarex Energy Co.	112,000	4,201,120
Total Energy		13,694,230
Financials - 13.4%
Banks - 6.1%
Comerica, Inc.	112,000	6,256,320
First Horizon Corp.	851,000	10,858,760
U.S. Bancorp	218,000	10,156,620
Wells Fargo & Co.	368,000	11,106,240
		38,377,940
Capital Markets - 1.8%
Bridgetown Holdings Ltd. (Hong Kong) [1]	200,000	3,396,000
Northern Genesis Acquisition Corp. [1]	220,000	4,588,562
	Shares	Value
Victory Capital Holdings, Inc. Class A [2]	134,000	$ 3,324,540
		11,309,102
Insurance - 5.5%
American International Group, Inc.	383,000	14,500,380
Axis Capital Holdings Ltd.	278,000	14,008,420
RenaissanceRe Holdings Ltd. (Bermuda)	38,000	6,301,160
		34,809,960
Total Financials		84,497,002
Health Care - 12.2%
Biotechnology - 3.4%
Albireo Pharma, Inc. [1]	135,036	5,065,201
Deciphera Pharmaceuticals, Inc. [1]	99,000	5,649,930
Heron Therapeutics, Inc. [1,2]	267,790	5,667,775
Legend Biotech Corp. ADR [1]	112,821	3,177,040
Precision BioSciences, Inc. [1]	229,151	1,911,119
		21,471,065
Health Care Equipment & Supplies - 1.1%
Merit Medical Systems, Inc. [1]	118,810	6,595,143
Health Care Providers & Services - 3.0%
Acadia Healthcare Co., Inc. [1,2]	378,000	18,998,280
Health Care Technology - 1.4%
Change Healthcare, Inc. [1]	480,000	8,952,000
Pharmaceuticals - 3.3%
Perrigo Co. Plc	284,000	12,700,480
Teva Pharmaceutical Industries Ltd. ADR (Israel) [1]	830,000	8,009,500
		20,709,980
Total Health Care		76,726,468
Industrials - 18.2%
Building Products - 1.4%
Advanced Drainage Systems, Inc.	101,611	8,492,647
Commercial Services & Supplies - 2.8%
Covanta Holding Corp.	634,000	8,324,420
Stericycle , Inc. [1]	92,000	6,378,360
XL Fleet Corp. [1,2]	135,000	3,203,550
		17,906,330
Construction & Engineering - 2.2%
Aegion Corp. [1]	165,000	3,133,350
API Group Corp. [1]	591,000	10,726,650
		13,860,000
The accompanying notes are an integral part of the financial statements.

Meridian Funds	35	www.meridianfund.com

Meridian Contrarian Fund
Schedule of Investments (continued)
December 31, 2020 (Unaudited)
	Shares	Value
Electrical Equipment - 0.9%
American Superconductor Corp. [1]	240,000	$ 5,620,800
Machinery - 7.4%
CNH Industrial, N.V. (United Kingdom) [1]	930,000	11,941,200
Evoqua Water Technologies Corp. [1]	321,000	8,660,580
Hillenbrand, Inc.	239,000	9,512,200
Welbilt, Inc. [1]	1,247,000	16,460,400
		46,574,380
Marine - 1.6%
Matson, Inc.	177,886	10,134,166
Road & Rail - 1.9%
AMERCO	27,000	12,256,920
Total Industrials		114,845,243
Information Technology - 18.7%
Electronic Equipment, Instruments & Components - 1.5%
Trimble, Inc. [1]	141,156	9,424,986
IT Services - 3.1%
CACI International, Inc. Class A [1]	50,000	12,466,500
Sabre Corp.	584,000	7,019,680
		19,486,180
Semiconductors & Semiconductor Equipment - 8.8%
Advanced Micro Devices, Inc. [1]	83,000	7,611,930
Allegro MicroSystems, Inc. (Japan) [1]	142,000	3,785,720
Ambarella, Inc. [1]	75,000	6,886,500
Micron Technology, Inc. [1]	164,000	12,329,520
NVIDIA Corp.	5,000	2,611,000
ON Semiconductor Corp. [1]	336,000	10,997,280
SMART Global Holdings, Inc. [1,2]	305,000	11,477,150
		55,699,100
Software - 5.3%
Cerence, Inc. [1,2]	98,250	9,872,160
Nuance Communications, Inc. [1]	210,000	9,258,900
Verint Systems, Inc. [1]	124,000	8,330,320
Zuora, Inc. Class A [1]	419,000	5,836,670
		33,298,050
Total Information Technology		117,908,316
Materials - 2.9%
Chemicals - 1.9%
Huntsman Corp.	461,000	11,589,540
Metals & Mining - 1.0%
Newmont Corp.	106,000	6,348,340
Total Materials		17,937,880
	Shares	Value
Real Estate - 6.9%
Equity Real Estate Investment Trusts (REITS) - 6.9%
Alexander & Baldwin, Inc.	425,000	$ 7,301,500
Colony Capital, Inc. [2]	3,107,000	14,944,670
NETSTREIT Corp.	272,000	5,301,280
VICI Properties, Inc.	623,000	15,886,500
Total Real Estate		43,433,950
Utilities - 4.9%
Electric Utilities - 3.4%
Avangrid, Inc.	265,000	12,044,250
Brookfield Renewable Corp. Class A	166,697	9,713,434
		21,757,684
Gas Utilities - 1.5%
National Fuel Gas Co.	224,000	9,213,120
Total Utilities		30,970,804
Total Common Stocks - 95.2% (Cost $415,185,512)		599,452,453
Warrants - 0.0%
Information Technology - 0.0%
Software - 0.0%
KLDiscovery, Inc., Strike Price $11.50, Expires 12/1/25 [1]	450,000	126,000
Total Information Technology		126,000
Total Warrants - 0.0% (Cost $250,695)		126,000
	Shares/ Principal Amount
Short-Term Investments - 1.1%[3]
Money Market Funds - 0.2%
BlackRock Liquidity Funds, FedFund, Institutional Class, 0.01%	459,000	459,000
Goldman Sachs Financial Square Government Fund, Institutional Class, 0.03%	570,000	570,000
JPMorgan U.S. Government Money Market Fund, Institutional Class, 0.03%	570,000	570,000
Total Money Market Funds (Cost $1,599,000)		1,599,000

The accompanying notes are an integral part of the financial statements.

Meridian Funds	36	www.meridianfund.com

Meridian Contrarian Fund
Schedule of Investments (continued)
December 31, 2020 (Unaudited)
	Shares/ Principal Amount	Value
Repurchase Agreements - 0.9%
Citigroup Global Markets, Inc., dated 12/31/20, due 1/4/21, 0.07% total to be received $1,657,247 (collateralized by various U.S. Government Sponsored Agency and U.S. Treasury Obligations, 0.00% - 4.00%, 9/15/21 - 1/1/51, totaling $1,690,379)	$ 1,657,234	$ 1,657,234
Daiwa Capital Markets America, Inc., dated 12/31/20, due 1/4/21, 0.07% total to be received $1,657,247 (collateralized by various U.S. Government Sponsored Agency and U.S. Treasury Obligations, 0.00% - 6.50%, 1/26/21 - 1/1/51, totaling $1,690,379)	1,657,234	1,657,234
Nomura Securities International, Inc., dated 12/31/20, due 1/4/21, 0.07% total to be received $549,526 (collateralized by various U.S. Government Sponsored Agency and U.S. Treasury Obligations, 0.00% - 8.50%, 1/31/21 - 1/15/56, totaling $560,512)	549,522	549,522
	Shares/ Principal Amount	Value
RBC Dominion Securities, Inc., dated 12/31/20, due 1/4/21, 0.08% total to be received $1,657,249 (collateralized by various U.S. Government Sponsored Agency and U.S. Treasury Obligations, 0.00% - 6.00%, 1/5/21 - 12/20/50, totaling $1,690,379)	$ 1,657,234	$ 1,657,234
Total Repurchase Agreements (Cost $5,521,224)		5,521,224
Total Short-Term Investments - 1.1% (Cost $7,120,224)		7,120,224
Total Investments - 96.3% (Cost $422,556,431)		606,698,677
Cash and Other Assets, Less Liabilities - 3.7%		23,148,805
Net Assets - 100.0%		$629,847,482

ADR—American Depositary Receipt
N.V.—Naamloze Vennootschap is the Dutch term for limited liability company
Plc—Public Limited Company
[1]	Non-income producing securities.
[2]	All or portion of this security is on loan at December 31, 2020. Total value of such securities at period-end amounts to $43,155,946 and represents 6.85% of net assets.
[3]	Collateral received from brokers for securities lending was invested in short-term investments.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	37	www.meridianfund.com

Meridian Enhanced Equity Fund
Schedule of Investments
December 31, 2020 (Unaudited)
	Shares	Value
Common Stocks - 129.1%
Communication Services - 28.1%
Diversified Telecommunication Services - 2.0%
Liberty Global Plc Class A (United Kingdom) [1,2]	28,900	$ 699,958
Verizon Communications, Inc.	8,500	499,375
		1,199,333
Entertainment - 9.2%
Activision Blizzard, Inc. [1]	14,873	1,380,958
Live Nation Entertainment, Inc. [1,2]	24,500	1,800,260
Madison Square Garden Entertainment Corp. [2]	7,000	735,280
Walt Disney Co. (The) [2]	8,927	1,617,394
		5,533,892
Interactive Media & Services - 10.5%
IAC/InterActiveCorp [2]	2,000	378,700
Match Group, Inc. [1,2]	4,316	652,536
Pinterest, Inc. Class A [1,2]	80,000	5,272,000
		6,303,236
Media - 6.4%
Altice U.S.A., Inc. Class A [2]	29,670	1,123,603
Boston Omaha Corp. Class A [2]	21,306	589,111
Liberty Broadband Corp. [2]	10,440	1,653,383
Liberty Media Corp-Liberty SiriusXM Class A [2]	11,000	475,090
Liberty Media Corp-Liberty SiriusXM Class C [2]	799	34,764
		3,875,951
Total Communication Services		16,912,412
Consumer Discretionary - 15.8%
Hotels, Restaurants & Leisure - 1.6%
Planet Fitness, Inc. Class A [1,2]	12,000	931,560
Internet & Direct Marketing Retail - 3.0%
Amazon.com, Inc. [2]	561	1,827,138
Leisure Products - 1.0%
Clarus Corp.	39,140	602,756
Specialty Retail - 2.6%
Home Depot, Inc. (The)	3,867	1,027,153
Shift Technologies, Inc. Acquisition Date: 10/9/20 Cost $250,000 [2,3]	25,000	175,737
Vroom, Inc. [2,4]	8,916	365,289
		1,568,179
Textiles, Apparel & Luxury Goods - 7.6%
Hanesbrands, Inc. [1]	98,800	1,440,504
NIKE, Inc. Class B	10,290	1,455,726
	Shares	Value
Skechers U.S.A., Inc. Class A [1,2]	47,500	$ 1,707,150
		4,603,380
Total Consumer Discretionary		9,533,013
Consumer Staples - 9.3%
Food & Staples Retailing - 1.6%
Costco Wholesale Corp.	2,600	979,628
Food Products - 6.1%
Lamb Weston Holdings, Inc. [1]	32,000	2,519,680
TreeHouse Foods, Inc. [1,2]	27,000	1,147,230
		3,666,910
Household Products - 1.6%
Spectrum Brands Holdings, Inc. [1]	12,000	947,760
Total Consumer Staples		5,594,298
Energy - 3.1%
Oil, Gas & Consumable Fuels - 3.1%
Cheniere Energy, Inc. [2]	2,571	154,337
Magellan Midstream Partners LP [1]	41,000	1,740,040
Total Energy		1,894,377
Financials - 14.0%
Banks - 10.1%
Bank of America Corp. [1]	45,000	1,363,950
Citigroup, Inc. [1]	24,800	1,529,168
JPMorgan Chase & Co. [1]	10,000	1,270,700
U.S. Bancorp	22,303	1,039,097
Wells Fargo & Co. [1]	30,000	905,400
		6,108,315
Capital Markets - 3.9%
Executive Network Partnering Corp. [2]	11,535	294,027
Foley Trasimene Acquisition Corp. [2,4]	25,000	297,500
Intercontinental Exchange, Inc.	11,815	1,362,151
Yellowstone Acquisition Co. [2]	34,800	370,620
		2,324,298
Total Financials		8,432,613
Health Care - 4.6%
Biotechnology - 4.1%
Alnylam Pharmaceuticals, Inc. [2]	1,249	162,333
Exact Sciences Corp. [1,2,4]	14,500	1,921,105
Heron Therapeutics, Inc. [2,4]	18,813	398,177
		2,481,615
Health Care Technology - 0.5%
Teladoc Health, Inc. [2,4]	1,559	311,737
Total Health Care		2,793,352
The accompanying notes are an integral part of the financial statements.

Meridian Funds	38	www.meridianfund.com

Meridian Enhanced Equity Fund
Schedule of Investments (continued)
December 31, 2020 (Unaudited)
	Shares	Value
Industrials - 9.9%
Electrical Equipment - 3.9%
Sensata Technologies Holding Plc [1,2]	45,000	$ 2,373,300
Machinery - 0.7%
Tennant Co. [1]	5,700	399,969
Professional Services - 5.3%
Dun & Bradstreet Holdings, Inc. [2,4]	10,000	249,000
IHS Markit Ltd. (United Kingdom)	10,000	898,300
Verisk Analytics, Inc. [1]	9,700	2,013,623
		3,160,923
Total Industrials		5,934,192
Information Technology - 33.3%
IT Services - 9.0%
CACI International, Inc. Class A [2]	1,300	324,129
Mastercard, Inc. Class A [1]	4,800	1,713,312
PayPal Holdings, Inc. [2]	7,252	1,698,419
Visa, Inc. Class A [4]	7,800	1,706,094
		5,441,954
Semiconductors & Semiconductor Equipment - 4.7%
Allegro MicroSystems, Inc. (Japan) [2,4]	15,458	412,110
NVIDIA Corp.	1,900	992,180
ON Semiconductor Corp. [1,2]	43,600	1,427,028
		2,831,318
Software - 16.3%
McAfee Corp. Class A [1]	45,000	751,050
Microsoft Corp.	9,000	2,001,780
Palo Alto Networks, Inc. [1,2]	10,000	3,553,900
salesforce.com, Inc. [2]	6,500	1,446,445
Workday, Inc. Class A [2]	1,500	359,415
Zuora, Inc. Class A [1,2]	121,000	1,685,530
		9,798,120
Technology Hardware, Storage & Peripherals - 3.3%
Apple, Inc.	15,200	2,016,888
Total Information Technology		20,088,280
Materials - 6.7%
Chemicals - 0.0%
Huntsman Corp. [1]	500	12,570
Containers & Packaging - 3.9%
Ball Corp. [1]	25,000	2,329,500
Paper & Forest Products - 2.8%
Domtar Corp. [1]	54,000	1,709,100
Total Materials		4,051,170
Real Estate - 2.5%
Equity Real Estate Investment Trusts (REITS) - 2.5%
American Tower Corp.	3,099	695,602
	Shares	Value
Equinix, Inc.	1,116	$ 797,025
Total Real Estate		1,492,627
Utilities - 1.8%
Independent Power & Renewable Electricity Producers - 1.8%
Vistra Corp.	53,699	1,055,722
Total Utilities		1,055,722
Total Common Stocks - 129.1% (Cost $53,754,002)		77,782,056
	Shares/ Principal Amount
Short-Term Investments - 0.9%[5]
Repurchase Agreements - 0.9%
Citigroup Global Markets, Inc., dated 12/31/20, due 1/4/21, 0.07% total to be received $250,002 (collateralized by various U.S. Government Sponsored Agency and U.S. Treasury Obligations, 0.00% - 4.00%, 9/15/21 - 1/1/51, totaling $255,000)	$ 250,000	250,000
Nomura Securities International, Inc., dated 12/31/20, due 1/4/21, 0.07% total to be received $70,703 (collateralized by various U.S. Government Sponsored Agency and U.S. Treasury Obligations, 0.00% - 8.50%, 1/31/21 - 1/15/56, totaling $72,116)	70,702	70,702

The accompanying notes are an integral part of the financial statements.

Meridian Funds	39	www.meridianfund.com

Meridian Enhanced Equity Fund
Schedule of Investments (continued)
December 31, 2020 (Unaudited)
	Shares/ Principal Amount	Value
RBC Dominion Securities, Inc., dated 12/31/20, due 1/4/21, 0.08% total to be received $250,002 (collateralized by various U.S. Government Sponsored Agency and U.S. Treasury Obligations, 0.00% - 6.00%, 1/5/21 - 12/20/50, totaling $255,000)	$ 250,000	$ 250,000
Total Repurchase Agreements (Cost $570,702)		570,702
Total Short-Term Investments - 0.9% (Cost $570,702)		570,702
Total Investments - 130.0% (Cost $54,324,704)		78,352,758
Liabilities in Excess of Other Assets - (30.0)%		(18,079,947)
Net Assets - 100.0%		$60,272,811
Value
Call Options Written - (31.7)%
Total Call Options Written - (31.7)% (Premium received $(9,947,152))	$(19,102,941)

Plc—Public Limited Company
[1]	Securities, or a portion thereof, were pledged as collateral for written options by the fund.
[2]	Non-income producing securities.
[3]	Restricted security; cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules. Acquisition date represents the date on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The Fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities at period-end amounts to $175,737 and represents 0.29% of net assets.
[4]	All or portion of this security is on loan at December 31, 2020. Total value of such securities at period-end amounts to $3,542,001 and represents 5.88% of net assets.
[5]	Collateral received from brokers for securities lending was invested in short-term investments.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	40	www.meridianfund.com

Meridian Enhanced Equity Fund
Schedule of Investments (continued)
December 31, 2020 (Unaudited)
Exchange-Traded Options Written
Description	Strike Price	Expiration Date	Number of Contracts	Notional Amount	Premium Received	Value
Call
Exact Sciences Corp.	35.00	1/15/21	120	$ 1,589,880	$ (359,418)	$ (1,189,200)
Hanesbrands, Inc.	10.00	1/15/21	988	1,440,504	(414,177)	(451,516)
Huntsman Corp.	15.00	1/15/21	5	12,570	(3,196)	(6,000)
Lamb Weston Holdings, Inc.	50.00	1/15/21	320	2,519,680	(606,348)	(931,200)
ON Semiconductor Corp.	15.00	1/15/21	436	1,427,028	(292,838)	(789,160)
Pinterest, Inc. Class A	13.00	1/15/21	800	5,272,000	(743,357)	(4,280,000)
Planet Fitness, Inc. Class A	25.00	1/15/21	120	931,560	(197,802)	(650,400)
Skechers U.S.A., Inc. Class A	25.00	1/15/21	475	1,707,150	(426,263)	(532,000)
Tennant Co.	55.00	1/15/21	57	399,969	(80,184)	(102,600)
TreeHouse Foods, Inc.	35.00	2/19/21	100	424,900	(109,565)	(82,000)
Match Group, Inc.	75.00	3/19/21	39	589,641	(97,082)	(300,300)
Sensata Technologies Holding Plc	30.00	3/19/21	450	2,373,300	(501,648)	(1,143,000)
Activision Blizzard, Inc.	70.00	4/16/21	143	1,327,755	(247,701)	(326,040)
TreeHouse Foods, Inc.	35.00	5/21/21	170	722,330	(112,914)	(158,100)
Bank of America Corp.	18.00	6/18/21	200	606,200	(156,190)	(242,000)
JPMorgan Chase & Co.	65.00	6/18/21	100	1,270,700	(339,514)	(620,500)
Mastercard, Inc. Class A	320.00	6/18/21	48	1,713,312	(310,275)	(247,680)
McAfee Corp.	15.00	6/18/21	450	751,050	(134,644)	(153,000)
Palo Alto Networks, Inc.	185.00	6/18/21	100	3,553,900	(641,486)	(1,739,000)
Wells Fargo & Co.	20.00	6/18/21	300	905,400	(184,535)	(333,000)
Spectrum Brands Holdings, Inc.	55.00	7/16/21	120	947,760	(167,902)	(330,000)
Verisk Analytics, Inc.	170.00	8/20/21	97	2,013,623	(324,391)	(431,650)
Zuora, Inc. Class A	8.00	11/19/21	570	794,010	(370,097)	(438,900)
Ball Corp.	70.00	1/21/22	250	2,329,500	(434,009)	(662,500)
Bank of America Corp.	25.00	1/21/22	250	757,750	(143,550)	(172,500)
Citigroup, Inc.	42.50	1/21/22	248	1,529,168	(374,577)	(509,640)
Domtar Corp.	25.00	1/21/22	540	1,709,100	(494,653)	(518,400)
Liberty Global Plc Class A (United Kingdom)	22.50	1/21/22	288	697,536	(125,897)	(132,480)
Live Nation Entertainment, Inc.	57.50	1/21/22	245	1,800,260	(521,646)	(616,175)
Magellan Midstream Partners LP	35.00	1/21/22	110	466,840	(124,885)	(99,000)
Magellan Midstream Partners LP	32.50	1/21/22	300	1,273,200	(330,923)	(339,000)
Zuora, Inc. Class A	5.00	1/21/22	640	891,520	(575,485)	(576,000)
				Total	$(9,947,152)	$(19,102,941)
The accompanying notes are an integral part of the financial statements.

Meridian Funds	41	www.meridianfund.com

Meridian Small Cap Growth Fund
Schedule of Investments
December 31, 2020 (Unaudited)
	Shares	Value
Common Stocks - 94.3%
Communication Services - 0.8%
Interactive Media & Services - 0.0%
Actua Corp. [1]	1,232,871	$ 123,287
Media - 0.8%
NeoGames S.A. (Luxembourg) [1]	133,158	5,058,672
TechTarget, Inc. [1]	126,516	7,478,361
		12,537,033
Total Communication Services		12,660,320
Consumer Discretionary - 13.3%
Auto Components - 1.4%
Cooper-Standard Holdings, Inc. [1]	403,122	13,976,240
Fox Factory Holding Corp. [1,2]	78,534	8,301,829
		22,278,069
Diversified Consumer Services - 0.6%
Grand Canyon Education, Inc. [1]	99,037	9,221,335
Hotels, Restaurants & Leisure - 0.8%
PlayAGS, Inc. [1]	1,918,399	13,812,473
Household Durables - 0.6%
Purple Innovation, Inc. [1,2]	291,153	9,590,580
Internet & Direct Marketing Retail - 1.1%
Shutterstock, Inc.	254,459	18,244,710
Leisure Products - 1.8%
Clarus Corp.	1,101,078	16,956,601
Malibu Boats, Inc. Class A [1]	207,411	12,950,743
		29,907,344
Specialty Retail - 3.0%
Sally Beauty Holdings, Inc. [1]	3,070,740	40,042,450
Shift Technologies, Inc. Acquisition Date: 10/9/20 Cost $12,000,000 [1,3]	1,200,000	8,435,400
		48,477,850
Textiles, Apparel & Luxury Goods - 4.0%
Carter's, Inc.	122,464	11,520,188
Hanesbrands, Inc. [2]	890,894	12,989,235
Skechers U.S.A., Inc. Class A [1]	1,116,864	40,140,092
		64,649,515
Total Consumer Discretionary		216,181,876
Consumer Staples - 0.3%
Food & Staples Retailing - 0.3%
BJ's Wholesale Club Holdings, Inc. [1,2]	142,861	5,325,858
Total Consumer Staples		5,325,858
	Shares	Value
Energy - 0.9%
Energy Equipment & Services - 0.6%
NCS Multistage Holdings, Inc. [1]	67,890	$ 1,528,204
RigNet, Inc. [1]	1,475,101	8,688,345
		10,216,549
Oil, Gas & Consumable Fuels - 0.3%
Evolution Petroleum Corp.	1,460,711	4,163,026
Total Energy		14,379,575
Financials - 3.8%
Capital Markets - 3.8%
Foley Trasimene Acquisition Corp. [1]	1,256,799	14,955,908
Jaws Acquisition Corp. Class A [1]	834,156	11,186,032
PennantPark Investment Corp.	1,556,645	7,176,133
TS Innovation Acquisitions Corp. [1,2]	1,058,955	11,161,386
WisdomTree Investments, Inc.	3,150,119	16,853,137
Total Financials		61,332,596
Health Care - 34.2%
Biotechnology - 15.9%
4D Molecular Therapeutics, Inc. [1,2]	117,720	4,879,494
4D Molecular Therapeutics, Inc. Acquisition Date: 8/27/18 Cost $3,999,999 [1,3]	229,095	8,071,590
Albireo Pharma, Inc. [1]	297,504	11,159,375
Argenx SE ADR (Netherlands) [1]	32,717	9,621,742
C4 Therapeutics, Inc. [1,2]	87,044	2,883,768
CareDx, Inc. [1]	289,257	20,956,670
Centrexion Therapeutics Corp. (Dividend Shares) Acquisition Date: 3/14/19, Cost $0 [1,3,4]	17,318	47,971
Deciphera Pharmaceuticals, Inc. [1]	161,428	9,212,696
Forte Biosciences, Inc. Acquisition Date: 11/27/18, Cost $4,000,000 [1,3]	1,174,685	36,354,739
Heron Therapeutics, Inc. [1,2]	631,140	13,358,078
Inhibrx, Inc. [1,2]	170,588	5,624,286
Inhibrx, Inc. Acquisition Date: 10/1/18, Cost $3,999,985 [1,3]	329,688	9,239,341
The accompanying notes are an integral part of the financial statements.

Meridian Funds	42	www.meridianfund.com

Meridian Small Cap Growth Fund
Schedule of Investments (continued)
December 31, 2020 (Unaudited)
	Shares	Value
Kiniksa Pharmaceuticals Ltd. Class A [1,2]	372,215	$ 6,577,039
Kodiak Sciences, Inc. [1,2]	105,805	15,543,813
Metacrine, Inc. [1]	175,000	1,375,500
Metacrine, Inc. Acquisition Date: 6/5/18 Cost $2,785,002 [1,3]	257,584	1,720,921
NextCure, Inc. [1]	222,984	2,430,526
ORIC Pharmaceuticals, Inc. [1,2]	318,826	10,792,260
PMV Pharmaceuticals, Inc. [1,2]	173,130	10,649,226
Precision BioSciences, Inc. [1,2]	367,167	3,062,173
Relay Therapeutics, Inc. [1,2]	170,131	7,070,644
SpringWorks Therapeutics, Inc. [1]	188,644	13,680,463
Talis Biomedical Corp. Acquisition Date: 10/6/17, Cost $4,000,000 [1,3,4]	146,220	1,169,762
Taysha Gene Therapies, Inc. Acquisition Date: 7/28/20 Cost $999,981 [1,3]	64,087	1,445,739
TCR2 Therapeutics, Inc. [1]	498,975	15,433,297
Veracyte, Inc. [1,2]	473,927	23,193,987
Viela Bio, Inc. [1,2]	165,583	5,956,020
Viking Therapeutics, Inc. [1,2]	1,056,150	5,946,124
		257,457,244
Health Care Equipment & Supplies - 6.6%
Axogen, Inc. [1]	877,798	15,712,584
Cardiovascular Systems, Inc. [1]	314,479	13,761,601
CryoLife, Inc. [1]	345,469	8,156,523
Merit Medical Systems, Inc. [1]	524,531	29,116,716
Nevro Corp. [1]	40,989	7,095,196
Pulmonx Corp. Acquisition Date: 4/16/19 Cost $2,749,996 [1,3]	208,333	12,222,272
Quidel Corp. [1]	113,540	20,397,461
		106,462,353
Health Care Providers & Services - 6.3%
AMN Healthcare Services, Inc. [1]	230,717	15,746,435
BioTelemetry, Inc. [1]	549,896	39,636,504
HealthEquity, Inc. [1,2]	315,840	22,017,207
MEDNAX, Inc. [1]	644,554	15,817,355
Ontrak, Inc. [1,2]	135,656	8,382,184
		101,599,685
Health Care Technology - 2.2%
Certara, Inc. [1]	102,483	3,455,727
Omnicell, Inc. [1]	126,220	15,148,924
Renalytix AI Plc ADR (United Kingdom) [1]	231,243	3,699,888
	Shares	Value
Vocera Communications, Inc. [1,2]	324,846	$ 13,490,854
		35,795,393
Life Sciences Tools & Services - 1.2%
Syneos Health, Inc. [1]	297,421	20,263,293
Pharmaceuticals - 2.0%
Arvinas, Inc. [1]	141,291	11,999,845
Lyra Therapeutics, Inc. [1]	386,663	4,407,958
Lyra Therapeutics, Inc. Acquisition Date: 1/10/20, Cost $901,454 [1,3]	85,045	969,513
Revance Therapeutics, Inc. [1]	330,754	9,373,568
Xeris Pharmaceuticals, Inc. [1,2]	1,167,428	5,743,746
		32,494,630
Total Health Care		554,072,598
Industrials - 24.5%
Air Freight & Logistics - 2.4%
Echo Global Logistics, Inc. [1]	736,208	19,745,099
Forward Air Corp.	241,081	18,524,664
		38,269,763
Commercial Services & Supplies - 9.9%
ABM Industries, Inc.	671,868	25,423,485
Cimpress Plc (Ireland) [1]	125,914	11,047,694
Clean Harbors, Inc. [1]	312,932	23,814,125
Heritage-Crystal Clean, Inc. [1]	1,921,478	40,485,542
Hudson Technologies, Inc. [1,2]	2,357,585	2,569,768
Montrose Environmental Group, Inc. [1]	293,187	9,077,070
Ritchie Bros. Auctioneers, Inc. (Canada)	543,279	37,785,054
SP Plus Corp. [1]	364,718	10,514,820
		160,717,558
Machinery - 4.4%
Graham Corp.	444,748	6,751,274
John Bean Technologies Corp. [2]	152,210	17,332,153
Kennametal, Inc. [2]	208,077	7,540,710
Middleby Corp. (The) [1]	156,191	20,136,144
Tennant Co.	289,252	20,296,813
		72,057,094
Marine - 2.9%
Kirby Corp. [1]	407,640	21,127,981
Matson, Inc.	457,541	26,066,111
		47,194,092
Professional Services - 4.5%
Forrester Research, Inc. [1,2]	398,086	16,679,803
TriNet Group, Inc. [1]	473,466	38,161,360

The accompanying notes are an integral part of the financial statements.

Meridian Funds	43	www.meridianfund.com

Meridian Small Cap Growth Fund
Schedule of Investments (continued)
December 31, 2020 (Unaudited)
	Shares	Value
TrueBlue, Inc. [1]	948,559	$ 17,728,568
		72,569,731
Road & Rail - 0.4%
Heartland Express, Inc.	341,434	6,179,955
Total Industrials		396,988,193
Information Technology - 14.4%
Electronic Equipment & Instruments - 1.5%
CTS Corp.	680,807	23,372,104
IT Services - 0.4%
International Money Express, Inc. [1]	445,152	6,908,759
Semiconductors & Semiconductor Equipment - 0.6%
Allegro MicroSystems, Inc. (Japan) [1,2]	352,635	9,401,249
Software - 11.9%
2U, Inc. [1,2]	765,595	30,631,456
8x8, Inc. [1]	529,858	18,264,205
American Software, Inc. Class A	290,563	4,988,967
Asure Software, Inc. [1,2]	754,674	5,358,185
Benefitfocus, Inc. [1]	1,010,806	14,636,471
Cerence, Inc. [1,2]	89,403	8,983,213
ChannelAdvisor Corp. [1]	440,066	7,032,255
Mimecast Ltd. [1]	203,682	11,577,285
Model N, Inc. [1]	358,954	12,807,479
Ping Identity Holding Corp. [1,2]	232,196	6,650,093
Pluralsight, Inc. Class A [1]	1,173,844	24,603,770
QAD, Inc. Class A	227,058	14,345,525
SVMK, Inc. [1]	341,220	8,718,171
Upland Software, Inc. [1]	156,868	7,198,673
Workiva, Inc. [1,2]	66,541	6,096,486
Zuora, Inc. Class A [1]	819,374	11,413,880
		193,306,114
Total Information Technology		232,988,226
Materials - 2.1%
Containers & Packaging - 2.1%
Ranpak Holdings Corp. [1]	2,531,355	34,021,411
Total Materials		34,021,411
Total Common Stocks - 94.3% (Cost $1,053,229,806)		1,527,950,653
	Shares	Value
Preferred Stocks - 3.7%
Consumer Discretionary - 0.3%
Internet & Direct Marketing Retail - 0.3%
Evolve Vacation Rental Network, Inc. Series 8 Acquisition Date: 6/15/18, Cost $3,999,999 [1,3,4]	470,013	$ 4,314,720
Total Consumer Discretionary		4,314,720
Health Care - 2.2%
Biotechnology - 1.3%
AbSci LLC Series E Acquisition Date: 10/19/20, Cost $2,499,998 [1,3,4]	127,443	2,500,432
Centrexion Therapeutics Corp. Series D Acquisition Date: 12/18/17, Cost $2,995,007 [1,3,4]	1,663,893	1,846,921
NexImmune, Inc. Series A Acquisition Date: 12/28/17, Cost $3,000,000 [1,3,4]	10,166,045	4,879,701
NexImmune, Inc. Series A-2 Acquisition Date: 1/25/19, Cost $999,999 [1,3,4]	2,838,488	1,390,859
NexImmune, Inc. Series A-3 Acquisition Date: 12/12/19, Cost $1,750,000 [1,3,4]	4,967,357	2,434,005
Talis Biomedical Corp. Series C-1 Acquisition Date: 11/27/19, Cost $2,363,797 [1,3,4]	862,700	7,358,831
		20,410,749
Health Care Equipment & Supplies - 0.9%
Adagio Medical, Inc. Series E Acquisition Date: 11/9/20 Cost $4,000,003 [1,3,4]	176,913	4,000,003
Beta Bionics, Inc. Series B Acquisition Date: 10/9/18, Cost $3,999,976 [1,3,4]	26,631	5,483,057
Sonendo, Inc. Series E Acquisition Date: 12/10/19, Cost $4,999,995 [1,3,4]	454,545	5,022,722
		14,505,782
Total Health Care		34,916,531

The accompanying notes are an integral part of the financial statements.

Meridian Funds	44	www.meridianfund.com

Meridian Small Cap Growth Fund
Schedule of Investments (continued)
December 31, 2020 (Unaudited)
	Shares	Value
Industrials - 0.1%
Commercial Services & Supplies - 0.1%
Xometry, Inc. Series A-2 Acquisition Date: 7/20/20 Cost $292,269 [1,3,4]	30,521	$ 292,391
Xometry, Inc. Series B Acquisition Date: 7/20/20 Cost $100,318 [1,3,4]	10,476	100,360
Xometry, Inc. Series C Acquisition Date: 7/20/20 Cost $106,008 [1,3,4]	10,887	106,039
Xometry, Inc. Series D Acquisition Date: 7/20/20 Cost $82,843 [1,3,4]	8,450	82,810
Xometry, Inc. Series E Acquisition Date: 7/20/20 Cost $832,427 [1,3,4]	61,109	832,305
Xometry, Inc. Series Seed-1 Acquisition Date: 9/4/20 Cost $429,088 [1,3,4]	53,636	429,088
Xometry, Inc. Series Seed-2 Acquisition Date: 9/4/20 Cost $188,776 [1,3,4]	23,597	188,776
Total Industrials		2,031,769
Information Technology - 0.7%
Communications Equipment - 0.4%
Starry, Inc. Series C Acquisition Date: 5/14/18, Cost $3,780,000 [1,3,4]	4,099,783	4,878,742
Starry, Inc. Series D Acquisition Date: 3/6/19, Cost $1,665,000 [1,3,4]	1,164,336	1,711,574
		6,590,316
Software - 0.3%
ACV Auctions, Inc. Series A Acquisition Date: 2/28/20, Cost $3,961,223 [1,3,4]	762,010	4,854,004
ACV Auctions, Inc. Series E-1 Acquisition Date: 9/2/20 Cost $631,888 [1,3,4]	106,664	679,449
		5,533,453
Total Information Technology		12,123,769
	Shares	Value
Real Estate - 0.4%
Real Estate Management & Development - 0.4%
Apartment List, Inc. Series D Acquisition Date: 12/21/20 Cost $5,999,998 [1,3,4]	1,642,485	$ 5,999,998
Total Real Estate		5,999,998
Total Preferred Stocks - 3.7% (Cost $48,678,612)		59,386,787
Private Investment Fund - 0.2%
Quail Investment Holdings, LLC Acquisition Date: 9/1/20 Cost $2,917,695 [1,3]	2,918	2,814,798
Total Private Investment Fund - 0.2% (Cost $2,917,695)		2,814,798
	Shares/ Principal Amount
Short-Term Investments - 2.6%[5]
Money Market Funds - 0.8%
BlackRock Liquidity Funds, FedFund, Institutional Class, 0.01%	3,404,000	3,404,000
Goldman Sachs Financial Square Government Fund, Institutional Class, 0.03%	5,618,000	5,618,000
JPMorgan U.S. Government Money Market Fund, Institutional Class, 0.03%	3,404,000	3,404,000
Total Money Market Funds (Cost $12,426,000)		12,426,000
Repurchase Agreements - 1.8%
Bank of America Securities, Inc., dated 12/31/20, due 1/4/21, 0.08% total to be received $435,141 (collateralized by various U.S. Government Sponsored Agency, 1.50% - 3.50%, 2/1/48 - 1/1/51, totaling $443,840)	$ 435,137	435,137

The accompanying notes are an integral part of the financial statements.

Meridian Funds	45	www.meridianfund.com

Meridian Small Cap Growth Fund
Schedule of Investments (continued)
December 31, 2020 (Unaudited)
	Shares/ Principal Amount	Value
Citigroup Global Markets, Inc., dated 12/31/20, due 1/4/21, 0.07% total to be received $9,920,333 (collateralized by various U.S. Government Sponsored Agency and U.S. Treasury Obligations, 0.00% - 4.00%, 9/15/21 - 1/1/51, totaling $10,118,661)	$ 9,920,256	$ 9,920,256
Daiwa Capital Markets America, Inc., dated 12/31/20, due 1/4/21, 0.07% total to be received $9,920,333 (collateralized by various U.S. Government Sponsored Agency and U.S. Treasury Obligations, 0.00% - 6.50%, 1/26/21 - 1/1/51, totaling $10,118,661)	9,920,256	9,920,256
RBC Dominion Securities, Inc., dated 12/31/20, due 1/4/21, 0.08% total to be received $9,920,344 (collateralized by various U.S. Government Sponsored Agency and U.S. Treasury Obligations, 0.00% - 6.00%, 1/5/21 - 12/20/50, totaling $10,118,661)	9,920,256	9,920,256
Total Repurchase Agreements (Cost $30,195,905)		30,195,905
Total Short-Term Investments - 2.6% (Cost $42,621,905)		42,621,905
Total Investments - 100.8% (Cost $1,147,448,018)		1,632,774,143
Liabilities in Excess of Other Assets - (0.8)%		(12,884,413)
Net Assets - 100.0%		$1,619,889,730
The accompanying notes are an integral part of the financial statements.

Meridian Funds	46	www.meridianfund.com

Meridian Small Cap Growth Fund
Schedule of Investments (continued)
December 31, 2020 (Unaudited)
ADR—American Depositary Receipt
Plc—Public Limited Company
S.A.—Société Anonyme is the French term for a public limited company
[1]	Non-income producing securities.
[2]	All or portion of this security is on loan at December 31, 2020. Total value of such securities at period-end amounts to $151,961,472 and represents 9.38% of net assets.
[3]	Restricted security; cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules and agreements. Acquisition date represents the date on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The Fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities at period-end amounts to $141,878,833 and represents 8.76% of net assets.
[4]	Security is valued using significant unobservable inputs in good faith in accordance with procedures approved by the Board of Directors. See Note 1 in Notes to financial statements.
[5]	Collateral received from brokers for securities lending was invested in short-term investments.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	47	www.meridianfund.com

Meridian Fund, Inc.
Statements of Assets and Liabilities
December 31, 2020 (Unaudited)	Meridian Growth Fund	Meridian Contrarian Fund	Meridian Enhanced Equity Fund	Meridian Small Cap Growth Fund
Assets
Investments, at value[1,2]	$2,176,923,926	$601,177,453	$77,782,056	$1,602,578,238
Repurchase agreements[3]	12,247,905	5,521,224	570,702	30,195,905
Cash	112,096,027	31,549,378	1,675,793	29,859,124
Cash pledged as collateral for options written	—	—	402	—
Receivables and other assets:
Fund shares purchased	643,786	14,560	1,724	2,082,096
Investments sold	77,123	6,552,637	—	49,841
Dividends	253,118	896,395	17,032	236,707
Securities lending interest	42,817	9,156	337	65,230
Prepaid expenses	67,705	41,687	28,509	59,933
Total Assets	2,302,352,407	645,762,490	80,076,555	1,665,127,074

Liabilities
Collateral held for securities on loan	17,286,905	7,120,224	570,702	42,621,905
Payables and other accrued expenses:
Options written at value[4]	—	—	19,102,941	—
Fund shares sold	2,513,278	120,149	48,776	663,393
Investments purchased	—	8,042,302	—	—
Investment management fees	1,436,569	519,635	44,196	1,352,366
Distribution and service plan fees	3,372	487	460	13,801
Professional fees	65,567	33,457	15,804	60,000
Directors' fees	6,980	2,132	223	5,795
Transfer agent fees	119,342	54,509	5,871	384,626
Other	88,077	22,113	14,771	135,458
Total Liabilities	21,520,090	15,915,008	19,803,744	45,237,344
Net Assets	$2,280,832,317	$629,847,482	$60,272,811	$1,619,889,730

Net Assets Consist of
Paid-in capital	$1,595,638,300	$420,759,796	$43,995,794	$1,152,323,928
Accumulated earnings	685,194,017	209,087,686	16,277,017	467,565,802
Net Assets	$2,280,832,317	$629,847,482	$60,272,811	$1,619,889,730
[1] Investments at cost	$1,493,952,168	$417,035,207	$53,754,002	$1,117,252,113

[2]	Including securities on loan valued at $256,743,076, $43,155,946, $3,542,001 and $151,961,472 respectively. See Note 4 in Notes to Financial Statements.
[3]	Repurchase agreements at cost are $12,247,905, $5,521,224, $570,702 and $30,195,905, respectively.
[4]	Written options, premium received of $—, $—, $9,947,152 and $—, respectively.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	48	www.meridianfund.com

Meridian Fund, Inc.
Statements of Assets and Liabilities (continued)
December 31, 2020 (Unaudited)	Meridian Growth Fund	Meridian Contrarian Fund	Meridian Enhanced Equity Fund	Meridian Small Cap Growth Fund
Net Asset Value
Legacy Class
Net Assets	$1,362,063,398	$625,580,850	$56,007,872	$ 31,221,499
Shares outstanding[5]	28,364,602	15,005,498	3,466,014	1,548,073
Net Asset value per share (offering and redemption price)	$ 48.02	$ 41.69	$ 16.16	$ 20.17
Institutional Class
Net Assets	$ 537,479,704	$ —	$ —	$654,787,690
Shares outstanding[5]	11,195,654	—	—	32,278,935
Net Asset value per share (offering and redemption price)	$ 48.01	$ —	$ —	$ 20.29
Class A
Net Assets	$ 5,483,072	$ 1,880,358	$ 2,029,964	$ 33,703,693
Shares outstanding[5]	119,093	46,283	127,722	1,718,993
Net Asset value per share (offering and redemption price)	$ 46.04	$ 40.63	$ 15.89	$ 19.61
Class C
Net Assets	$ 2,710,819	$ 156,368	$ 31,546	$ 8,028,035
Shares outstanding[5]	60,607	3,954	2,023	425,730
Net Asset value per share (offering and redemption price)	$ 44.73	$ 39.55	$ 15.60[6]	$ 18.86
Investor Class
Net Assets	$ 373,095,324	$ 2,229,906	$ 2,203,429	$892,148,813
Shares outstanding[5]	7,858,286	53,940	136,844	44,480,971
Net Asset value per share (offering and redemption price)	$ 47.48	$ 41.34	$ 16.10	$ 20.06

[5]	500,000,000 shares authorized, $0.01 par value.
[6]	Calculated NAV may not equal actual NAV shown due to rounding of the net assets and shares.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	49	www.meridianfund.com

Meridian Fund, Inc.
Statements of Operations
For the Six Months Ended December 31, 2020 (Unaudited)	Meridian Growth Fund	Meridian Contrarian Fund	Meridian Enhanced Equity Fund	Meridian Small Cap Growth Fund
Investment Income
Dividends	$ 4,215,173	$ 3,929,161	$ 297,450	$ 2,419,248
Foreign taxes withheld	(52,764)	(39,634)	—	(66,288)
Securities lending	367,088	219,627	2,067	1,420,600
Total investment income	4,529,497	4,109,154	299,517	3,773,560

Expenses
Investment management fees	7,628,185	2,698,351	244,975	7,145,828
Custodian fees	85,829	27,546	9,964	65,700
Distribution and service plan fees:
Class A	6,149	2,150	2,326	40,331
Class C	11,748	321	153	36,986
Directors' fees	99,860	26,597	2,857	71,113
Pricing fees	104,611	32,162	12,328	113,301
Audit and tax fees	3,955	7,734	12,204	15,441
Legal fees	31,547	7,632	829	21,466
Registration and filing fees	69,278	43,457	42,215	66,446
Shareholder communications fees	68,159	22,771	9,363	112,995
Transfer agent fees	338,761	145,894	15,622	668,496
Miscellaneous expenses	56,207	19,567	8,338	43,539
Total expenses excluding interest expenses	8,504,289	3,034,182	361,174	8,401,642
Interest expenses	—	—	387	466
Total expenses	8,504,289	3,034,182	361,561	8,402,108
Less waivers and/or reimbursements (Note 6)	—	—	(1,017)	(11,998)
Net expenses	8,504,289	3,034,182	360,544	8,390,110
Net investment income (loss)	(3,974,792)	1,074,972	(61,027)	(4,616,550)

Realized and Unrealized Gain (Loss)
Net realized gain on investments	89,059,684	61,972,158	4,093,103	7,974,042
Net realized gain on written options	—	—	1,430,010	—
Net change in unrealized appreciation on investments	525,682,795	116,163,761	10,478,206	476,377,956
Net change in unrealized depreciation on written options	—	—	(5,207,636)	—
Total realized and unrealized gain	614,742,479	178,135,919	10,793,683	484,351,998
Net increase in net assets resulting from operations	$610,767,687	$179,210,891	$10,732,656	$479,735,448
The accompanying notes are an integral part of the financial statements.

Meridian Funds	50	www.meridianfund.com

Meridian Fund, Inc.
Statements of Changes in Net Assets
	Meridian Growth Fund		Meridian Contrarian Fund
Changes in Net Assets From:	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020
Operations
Net investment income/(loss)	$ (3,974,792)	$ (2,402,509)	$ 1,074,972	$ 2,509,572
Net realized gain/(loss) on investments and securities sold short	89,059,684	28,957,709	61,972,158	(286,525)
Net change in unrealized appreciation/(depreciation) on investments	525,682,795	(54,160,464)	116,163,761	(32,949,913)
Net increase/(decrease) in net assets resulting from operations	610,767,687	(27,605,264)	179,210,891	(30,726,866)

Distributions to Shareholders:
Legacy Class	(11,923,723)	(110,593,487)	(29,590,464)	(43,704,938)
Institutional Class	(4,705,276)	(44,758,382)	—	—
Class A	(49,734)	(577,492)	(89,267)	(163,109)
Class C	(25,185)	(238,504)	(7,189)	(3,768)
Investor Class	(3,292,390)	(33,751,799)	(106,172)	(191,530)
Decrease in net assets from distributions	(19,996,308)	(189,919,664)	(29,793,092)	(44,063,345)

Fund Share Transactions
Net increase/(decrease) in net assets resulting from fund share transactions (Note 2)	(147,969,684)	8,522,889	(6,775,933)	(39,007,611)
Total increase/(decrease) in net assets	442,801,695	(209,002,039)	142,641,866	(113,797,822)

Net Assets
Beginning of Period	1,838,030,622	2,047,032,661	487,205,616	601,003,438
End of Period	$2,280,832,317	$1,838,030,622	$629,847,482	$ 487,205,616
The accompanying notes are an integral part of the financial statements.

Meridian Funds	51	www.meridianfund.com

Meridian Fund, Inc.
Statements of Changes in Net Assets (continued)
	Meridian Enhanced Equity Fund		Meridian Small Cap Growth Fund
Changes in Net Assets From:	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020
Operations
Net investment loss	$ (61,027)	$ (83,668)	$ (4,616,550)	$ (7,754,176)
Net realized gain on investments, written options, and foreign currency transactions	5,523,113	21,708,738	7,974,042	33,604,815
Net change in unrealized appreciation/(depreciation) on investments and written options	5,270,570	(13,762,499)	476,377,956	(95,782,762)
Net increase/(decrease) in net assets resulting from operations	10,732,656	7,862,571	479,735,448	(69,932,123)

Distributions to Shareholders:
Legacy Class	(6,719,284)	(15,756,784)	(597,274)	(2,124,228)
Institutional Class	—	—	(12,486,519)	(39,244,104)
Class A	(248,149)	(1,153,361)	(671,224)	(2,391,247)
Class C	(4,202)	(17,678)	(164,935)	(626,473)
Investor Class	(261,508)	(3,170,995)	(17,279,228)	(49,182,014)
Decrease in net assets from distributions	(7,233,143)	(20,098,818)	(31,199,180)	(93,568,066)

Fund Share Transactions
Net increase/(decrease) in net assets resulting from fund share transactions (Note 2)	4,961,278	(473,973)	(150,257,234)	(188,255,664)
Total increase/(decrease) in net assets	8,460,791	(12,710,220)	298,279,034	(351,755,853)

Net Assets
Beginning of Period	51,812,020	64,522,240	1,321,610,696	1,673,366,549
End of Period	$60,272,811	$ 51,812,020	$1,619,889,730	$1,321,610,696
The accompanying notes are an integral part of the financial statements.

Meridian Funds	52	www.meridianfund.com

Meridian Growth Fund
Financial Highlights
	For the Six Months Ended December 31,	For the Fiscal Year Ended June 30,
Legacy Class	2020 (Unaudited)	2020	2019	2018	2017	2016
Per Share Operating Performance
Net asset value, beginning of period	$ 35.86	$ 39.69	$ 45.05	$ 40.15	$ 32.70	$ 37.80
Income (loss) from investment operations:
Net investment loss[1]	(0.08)	(0.05)	(0.03)	(0.10)	(0.09)	(0.10)
Net realized and unrealized gain (loss)	12.66	(0.23)	0.12	7.94	7.74	(1.26)
Net increase (decrease) from investment operations	12.58	(0.28)	0.09	7.84	7.65	(1.36)
Less distributions to shareholders:
Distributions from net investment income	0.00	0.00	(0.02)	0.00	0.00	0.00
Distributions from net realized capital gains	(0.42)	(3.55)	(5.43)	(2.94)	(0.20)	(3.74)
Total distributions to shareholders	(0.42)	(3.55)	(5.45)	(2.94)	(0.20)	(3.74)
Redemption fees	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]
Net asset value, end of period	$ 48.02	$ 35.86	$ 39.69	$ 45.05	$ 40.15	$ 32.70
Total return	35.10% [3]	(1.40)% [4]	2.98% [4]	20.14%	23.46%	(2.94)%

Ratios to Average Net Assets
Ratio of net investment loss to average net assets	(0.39)% [5]	(0.12)%	(0.06)%	(0.23)%	(0.24)%	(0.30)%
Ratio of expenses to average net assets	0.84% [5]	0.85%	0.85%	0.86%	0.87%	0.86%

Supplemental Data
Net Assets, End of Period (000's)	$1,362,063	$1,095,062	$1,307,172	$1,400,431	$1,270,753	$1,161,981
Portfolio Turnover Rate	13% [3]	47%	35%	47%	34%	67%

[1]	Per share net investment income has been calculated using the average daily shares method.
[2]	Less than $0.005 per share.
[3]	Not Annualized.
[4]	The total return is based on beginning and ending Financial Statement Net Asset Value as shown above, which may differ from the traded Net Asset Value, due to rounding.
[5]	Annualized.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	53	www.meridianfund.com

Meridian Growth Fund
Financial Highlights
	For the Six Months Ended December 31,	For the Fiscal Year Ended June 30,
Institutional Class	2020 (Unaudited)	2020	2019	2018	2017	2016
Per Share Operating Performance
Net asset value, beginning of period	$ 35.85	$ 39.67	$ 45.03	$ 40.13	$ 32.68	$ 37.79
Income (loss) from investment operations:
Net investment loss[1]	(0.08)	(0.03)	(0.02)	(0.11)	(0.09)	(0.13)
Net realized and unrealized gain (loss)	12.66	(0.24)	0.12	7.95	7.74	(1.24)
Net increase (decrease) from investment operations	12.58	(0.27)	0.10	7.84	7.65	(1.37)
Less distributions to shareholders:
Distributions from net investment income	0.00	0.00	(0.03)	0.00	0.00	0.00
Distributions from net realized capital gains	(0.42)	(3.55)	(5.43)	(2.94)	(0.20)	(3.74)
Total distributions to shareholders	(0.42)	(3.55)	(5.46)	(2.94)	(0.20)	(3.74)
Redemption fees	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]
Net asset value, end of period	$ 48.01	$ 35.85	$ 39.67	$ 45.03	$ 40.13	$ 32.68
Total return	35.11% [3]	(1.38)%	3.00%	20.18%	23.48%	(2.97)%

Ratios to Average Net Assets
Ratio of net investment loss to average net assets	(0.37)% [4]	(0.09)%	(0.05)%	(0.25)%	(0.24)%	(0.40)%
Ratio of expenses to average net assets:
Total expenses	0.82% [4]	0.82%	0.83%	0.85%	0.87%	0.90%
Excluding recoupment of past waived fees	0.82% [4]	0.82%	0.83%	0.85%	0.87%	0.87%

Supplemental Data
Net Assets, End of Period (000's)	$537,480	$455,636	$367,627	$311,019	$ 92,203	$ 45,687
Portfolio Turnover Rate	13% [3]	47%	35%	47%	34%	67%

[1]	Per share net investment income has been calculated using the average daily shares method.
[2]	Less than $0.005 per share.
[3]	Not Annualized.
[4]	Annualized.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	54	www.meridianfund.com

Meridian Growth Fund
Financial Highlights
	For the Six Months Ended December 31,	For the Fiscal Year Ended June 30,
Class A	2020 (Unaudited)	2020	2019	2018	2017	2016 [1]
Per Share Operating Performance
Net asset value, beginning of period	$ 34.45	$ 38.38	$ 43.88	$ 39.29	$ 32.10	$ 37.37
Income (loss) from investment operations:
Net investment loss[2]	(0.14)	(0.16)	(0.13)	(0.21)	(0.20)	(0.29)
Net realized and unrealized gain (loss)	12.15	(0.22)	0.06	7.74	7.59	(1.24)
Net increase (decrease) from investment operations	12.01	(0.38)	(0.07)	7.53	7.39	(1.53)
Less distributions to shareholders:
Distributions from net realized capital gains	(0.42)	(3.55)	(5.43)	(2.94)	(0.20)	(3.74)
Total distributions to shareholders	(0.42)	(3.55)	(5.43)	(2.94)	(0.20)	(3.74)
Redemption fees	0.00 [3]	0.00 [3]	0.00	0.00 [3]	0.00 [3]	0.00 [3]
Net asset value, end of period	$ 46.04	$ 34.45	$ 38.38	$ 43.88	$ 39.29	$ 32.10
Total return	34.88% [4]	(1.72)% [5]	2.64% [5]	19.81%	23.09%	(3.45)%

Ratios to Average Net Assets
Ratio of net investment loss to average net assets	(0.72)% [6]	(0.45)%	(0.32)%	(0.51)%	(0.56)%	(0.89)%
Ratio of expenses to average net assets:
Total expenses	1.17% [6]	1.17%	1.15%	1.15%	1.18%	1.40%
Excluding recoupment of past waived fees	1.17% [6]	1.17%	1.15%	1.15%	1.18%	1.22%

Supplemental Data
Net Assets, End of Period (000's)	$ 5,483	$ 4,731	$ 6,707	$ 15,701	$ 17,287	$ 8,832
Portfolio Turnover Rate	13% [4]	47%	35%	47%	34%	67%

[1]	On July 1, 2015, the Fund's Advisor Class Shares were redesignated as Class A Shares.
[2]	Per share net investment income has been calculated using the average daily shares method.
[3]	Less than $0.005 per share.
[4]	Not Annualized.
[5]	The total return is based on beginning and ending Financial Statement Net Asset Value as shown above, which may differ from the traded Net Asset Value, due to rounding.
[6]	Annualized.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	55	www.meridianfund.com

Meridian Growth Fund
Financial Highlights
	For the Six Months Ended December 31,	For the Fiscal Year Ended June 30,				For the Period Ended June 30,
Class C	2020 (Unaudited)	2020	2019	2018	2017	2016 [1]
Per Share Operating Performance
Net asset value, beginning of period	$ 33.60	$ 37.76	$ 43.56	$ 39.30	$ 32.34	$ 37.80
Income (loss) from investment operations:
Net investment loss[2]	(0.27)	(0.40)	(0.43)	(0.52)	(0.48)	(0.52)
Net realized and unrealized gain (loss)	11.82	(0.21)	0.06	7.72	7.64	(1.20)
Net increase (decrease) from investment operations	11.55	(0.61)	(0.37)	7.20	7.16	(1.72)
Less distributions to shareholders:
Distributions from net realized capital gains	(0.42)	(3.55)	(5.43)	(2.94)	(0.20)	(3.74)
Total distributions to shareholders	(0.42)	(3.55)	(5.43)	(2.94)	(0.20)	(3.74)
Redemption fees	0.00	0.00	0.00	0.00 [3]	0.00	0.00
Net asset value, end of period	$ 44.73	$ 33.60	$ 37.76	$ 43.56	$ 39.30	$ 32.34
Total return	34.39% [4]	(2.40)% [5]	1.94% [5]	18.90%	22.20%	(3.95)% [4]

Ratios to Average Net Assets
Ratio of net investment loss to average net assets	(1.41)% [6]	(1.15)%	(1.08)%	(1.27)%	(1.33)%	(1.68)% [6]
Ratio of expenses to average net assets	1.86% [6]	1.87%	1.87%	1.90%	1.92%	1.95% [6]

Supplemental Data
Net Assets, End of Period (000's)	$ 2,711	$ 2,188	$ 2,914	$ 3,384	$ 3,095	$ 804
Portfolio Turnover Rate	13% [4]	47%	35%	47%	34%	67% [4]

[1]	Commenced operations on July 1, 2015.
[2]	Per share net investment income has been calculated using the average daily shares method.
[3]	Less than $0.005 per share.
[4]	Not Annualized.
[5]	The total return is based on beginning and ending Financial Statement Net Asset Value as shown above, which may differ from the traded Net Asset Value, due to rounding.
[6]	Annualized.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	56	www.meridianfund.com

Meridian Growth Fund
Financial Highlights
	For the Six Months Ended December 31,	For the Fiscal Year Ended June 30,
Investor Class	2020 (Unaudited)	2020	2019	2018	2017	2016
Per Share Operating Performance
Net asset value, beginning of period	$ 35.46	$ 39.29	$ 44.66	$ 39.86	$ 32.48	$ 37.61
Income (loss) from investment operations:
Net investment loss[1]	(0.08)	(0.05)	(0.06)	(0.13)	(0.12)	(0.14)
Net realized and unrealized gain (loss)	12.52	(0.23)	0.13	7.87	7.69	(1.26)
Net increase (decrease) from investment operations	12.44	(0.28)	0.07	7.74	7.57	(1.40)
Less distributions to shareholders:
Distributions from net investment income	0.00	0.00	(0.01)	0.00	0.00	0.00
Distributions from net realized capital gains	(0.42)	(3.55)	(5.43)	(2.94)	(0.20)	(3.74)
Total distributions to shareholders	(0.42)	(3.55)	(5.44)	(2.94)	(0.20)	(3.74)
Redemption fees	0.00 [2]	0.00 [2]	0.00 [2]	0.00	0.01	0.01
Net asset value, end of period	$ 47.48	$ 35.46	$ 39.29	$ 44.66	$ 39.86	$ 32.48
Total return	35.10% [3]	(1.42)% [4]	2.95% [4]	20.06%	23.41%	(3.04)%

Ratios to Average Net Assets
Ratio of net investment loss to average net assets	(0.41)% [5]	(0.13)%	(0.14)%	(0.31)%	(0.34)%	(0.43)%
Ratio of expenses to average net assets	0.86% [5]	0.86%	0.87%	0.95%	0.94%	0.97%

Supplemental Data
Net Assets, End of Period (000's)	$373,095	$280,414	$362,613	$103,643	$ 89,177	$ 31,714
Portfolio Turnover Rate	13% [3]	47%	35%	47%	34%	67%

[1]	Per share net investment income has been calculated using the average daily shares method.
[2]	Less than $0.005 per share.
[3]	Not Annualized.
[4]	The total return is based on beginning and ending Financial Statement Net Asset Value as shown above, which may differ from the traded Net Asset Value, due to rounding.
[5]	Annualized.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	57	www.meridianfund.com

Meridian Contrarian Fund
Financial Highlights
	For the Six Months Ended December 31,	For the Fiscal Year Ended June 30,
Legacy Class	2020 (Unaudited)	2020	2019	2018	2017	2016
Per Share Operating Performance
Net asset value, beginning of period	$ 31.63	$ 35.91	$ 45.23	$ 39.79	$ 32.42	$ 40.44
Income (loss) from investment operations:
Net investment income (loss)[1]	0.07	0.16	0.20	0.46	(0.02)	(0.05)
Net realized and unrealized gain (loss)	12.05	(1.64)	(1.63)	9.39	7.58	(2.60)
Net increase (decrease) from investment operations	12.12	(1.48)	(1.43)	9.85	7.56	(2.65)
Less distributions to shareholders:
Distributions from net investment income	(0.94)	(0.31)	(0.49)	0.00	(0.01)	(0.02)
Distributions from net realized capital gains	(1.12)	(2.49)	(7.40)	(4.41)	(0.18)	(5.35)
Total distributions to shareholders	(2.06)	(2.80)	(7.89)	(4.41)	(0.19)	(5.37)
Redemption fees	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]
Net asset value, end of period	$ 41.69	$ 31.63	$ 35.91	$ 45.23	$ 39.79	$ 32.42
Total return	38.47% [3]	(4.90)%	(0.05)%	25.73%	23.36%	(6.33)%

Ratios to Average Net Assets
Ratio of net investment income (loss) to average net assets	0.40% [4]	0.47%	0.51%	1.07%	(0.05)%	(0.14)%
Ratio of expenses to average net assets	1.12% [4]	1.13%	1.12%	1.12%	1.13%	1.13%

Supplemental Data
Net Assets, End of Period (000's)	$625,581	$483,573	$592,899	$672,035	$588,906	$536,799
Portfolio Turnover Rate	46% [3]	76%	57%	49%	54%	73%

[1]	Per share net investment income has been calculated using the average daily shares method.
[2]	Less than $0.005 per share.
[3]	Not Annualized.
[4]	Annualized.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	58	www.meridianfund.com

Meridian Contrarian Fund
Financial Highlights
	For the Six Months Ended December 31,	For the Fiscal Year Ended June 30,
Class A	2020 (Unaudited)	2020	2019	2018	2017	2016 [1]
Per Share Operating Performance
Net asset value, beginning of period	$ 30.83	$ 34.94	$ 44.26	$ 39.19	$ 32.08	$ 40.22
Income (loss) from investment operations:
Net investment income (loss)[2]	0.01	0.01	0.05	0.04	(0.19)	(0.21)
Net realized and unrealized gain (loss)	11.73	(1.57)	(1.60)	9.44	7.48	(2.58)
Net increase (decrease) from investment operations	11.74	(1.56)	(1.55)	9.48	7.29	(2.79)
Less distributions to shareholders:
Distributions from net investment income	(0.82)	(0.06)	(0.37)	0.00	0.00	0.00
Distributions from net realized capital gains	(1.12)	(2.49)	(7.40)	(4.41)	(0.18)	(5.35)
Total distributions to shareholders	(1.94)	(2.55)	(7.77)	(4.41)	(0.18)	(5.35)
Redemption fees	0.00	0.00 [3]	0.00 [3]	0.00 [3]	0.00	0.00
Net asset value, end of period	$ 40.63	$ 30.83	$ 34.94	$ 44.26	$ 39.19	$ 32.08
Total return	38.25% [4]	(5.22)%	(0.42)%	25.17%	22.76%	(6.75)%

Ratios to Average Net Assets
Ratio of net investment income (loss) to average net assets	0.06% [5]	0.04%	0.12%	0.09%	(0.53)%	(0.60)%
Ratio of expenses to average net assets:
Total expenses	1.46% [5]	1.48%	1.48%	1.60%	1.60%	1.60%
Excluding recoupment of past waived fees	1.46% [5]	1.48%	1.48%	1.41%	1.42%	1.46%

Supplemental Data
Net Assets, End of Period (000's)	$ 1,880	$ 1,648	$ 4,572	$ 7,097	$ 583	$ 431
Portfolio Turnover Rate	46% [4]	76%	57%	49%	54%	73%

[1]	On July 1, 2015, the Fund's Advisor Class Shares were redesignated as Class A Shares.
[2]	Per share net investment income has been calculated using the average daily shares method.
[3]	Less than $0.005 per share.
[4]	Not Annualized.
[5]	Annualized.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	59	www.meridianfund.com

Meridian Contrarian Fund
Financial Highlights
	For the Six Months Ended December 31,	For the Fiscal Year Ended June 30,				For the Period Ended June 30,
Class C	2020 (Unaudited)	2020	2019	2018	2017	2016 [1]
Per Share Operating Performance
Net asset value, beginning of period	$ 30.13	$ 34.37	$ 43.77	$ 39.00	$ 32.09	$ 40.54
Income (loss) from investment operations:
Net investment loss[2]	(0.08)	(0.17)	(0.18)	(0.05)	(0.39)	(0.36)
Net realized and unrealized gain (loss)	11.41	(1.58)	(1.60)	9.23	7.48	(2.74)
Net increase (decrease) from investment operations	11.33	(1.75)	(1.78)	9.18	7.09	(3.10)
Less distributions to shareholders:
Distributions from net investment income	(0.79)	0.00	(0.22)	0.00	0.00	0.00
Distributions from net realized capital gains	(1.12)	(2.49)	(7.40)	(4.41)	(0.18)	(5.35)
Total distributions to shareholders	(1.91)	(2.49)	(7.62)	(4.41)	(0.18)	(5.35)
Redemption fees	0.00	0.00	0.00	0.00	0.00	0.00
Net asset value, end of period	$ 39.55	$ 30.13	$ 34.37	$ 43.77	$ 39.00	$ 32.09
Total return	37.75% [3]	(5.86)% [4]	(1.06)% [4]	24.46%	22.12%	(7.50)% [3]

Ratios to Average Net Assets
Ratio of net investment loss to average net assets	(0.47)% [5]	(0.55)%	(0.50)%	(0.13)%	(1.05)%	(1.11)% [5]
Ratio of expenses to average net assets	2.15% [5]	2.17%	2.14%	2.14%	2.13%	2.19% [5]

Supplemental Data
Net Assets, End of Period (000's)	$ 156	$ 49	$ 49	$ 25	$ 43	$ 14
Portfolio Turnover Rate	46% [3]	76%	57%	49%	54%	73% [3]

[1]	Commenced operations on July 1, 2015.
[2]	Per share net investment income has been calculated using the average daily shares method.
[3]	Not Annualized.
[4]	The total return is based on beginning and ending Financial Statement Net Asset Value as shown above, which may differ from the traded Net Asset Value, due to rounding.
[5]	Annualized.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	60	www.meridianfund.com

Meridian Contrarian Fund
Financial Highlights
	For the Six Months Ended December 31,	For the Fiscal Year Ended June 30,
Investor Class	2020 (Unaudited)	2020	2019	2018	2017	2016
Per Share Operating Performance
Net asset value, beginning of period	$ 31.37	$ 35.63	$ 44.90	$ 39.61	$ 32.34	$ 40.40
Income (loss) from investment operations:
Net investment income (loss)[1]	0.05	0.12	0.18	0.35	(0.10)	(0.13)
Net realized and unrealized gain (loss)	11.95	(1.61)	(1.63)	9.35	7.55	(2.59)
Net increase (decrease) from investment operations	12.00	(1.49)	(1.45)	9.70	7.45	(2.72)
Less distributions to shareholders:
Distributions from net investment income	(0.91)	(0.28)	(0.42)	0.00	0.00	0.00
Distributions from net realized capital gains	(1.12)	(2.49)	(7.40)	(4.41)	(0.18)	(5.35)
Total distributions to shareholders	(2.03)	(2.77)	(7.82)	(4.41)	(0.18)	(5.35)
Redemption fees	0.00	0.00	0.00	0.00	0.00	0.01
Net asset value, end of period	$ 41.34	$ 31.37	$ 35.63	$ 44.90	$ 39.61	$ 32.34
Total return	38.42% [2]	(4.96)%	(0.11)%	25.44%	23.07%	(6.50)%

Ratios to Average Net Assets
Ratio of net investment income (loss) to average net assets	0.30% [3]	0.37%	0.45%	0.81%	(0.27)%	(0.40)%
Ratio of expenses to average net assets:
Total expenses	1.21% [3]	1.19%	1.18%	1.35%	1.35%	1.35%
Excluding recoupment of past waived fees	1.21% [3]	1.19%	1.18%	1.18%	1.23%	1.24%

Supplemental Data
Net Assets, End of Period (000's)	$ 2,230	$ 1,936	$ 3,484	$ 3,916	$ 2,743	$ 1,471
Portfolio Turnover Rate	46% [2]	76%	57%	49%	54%	73%

[1]	Per share net investment income has been calculated using the average daily shares method.
[2]	Not Annualized.
[3]	Annualized.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	61	www.meridianfund.com

Meridian Enhanced Equity Fund
Financial Highlights
	For the Six Months Ended December 31,	For the Fiscal Year Ended June 30,
Legacy Class	2020 (Unaudited)	2020	2019	2018	2017	2016
Per Share Operating Performance
Net asset value, beginning of period	$ 15.17	$ 18.42	$ 18.64	$ 13.59	$ 11.60	$ 12.51
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.02)	(0.02)	(0.13)	0.06	0.17	0.09
Net realized and unrealized gain (loss)	3.15	2.65	1.55	5.18	1.92	(0.51)
Net increase (decrease) from investment operations	3.13	2.63	1.42	5.24	2.09	(0.42)
Less distributions to shareholders:
Distributions from net investment income	0.00	0.00	(0.09)	(0.19)	(0.10)	0.00
Distributions from net realized capital gains	(2.14)	(5.88)	(1.55)	0.00	0.00	(0.49)
Total distributions to shareholders	(2.14)	(5.88)	(1.64)	(0.19)	(0.10)	(0.49)
Redemption fees	0.00	0.00 [2]	0.00	0.00 [2]	0.00 [2]	0.00 [2]
Net asset value, end of period	$ 16.16	$ 15.17	$ 18.42	$ 18.64	$ 13.59	$ 11.60
Total return	20.90% [3]	15.86% [4]	11.20% [4]	38.78%	18.06%	(3.35)%

Ratios to Average Net Assets
Ratio of net investment income (loss) to average net assets	(0.20)% [5]	(0.12)%	(0.79)%	0.36%	1.35%	0.82%
Ratio of expenses to average net assets:
Total expenses	1.25% [5]	1.28%	1.58%	1.44%	1.38%	1.29%
Before fees waived and excluding recoupment of past waived fees	1.25% [5]	1.28%	1.58%	1.40%	1.33%	1.27%
After fees waived and excluding recoupment of past waived fees[6]	1.25% [5]	1.26%	1.58%	1.40%	1.33%	1.27%
After fees waived and Excluding recoupment of past waived fees and interest and dividend expenses	1.25% [5]	1.25%	1.19%	1.17%	1.20%	1.23%

Supplemental Data
Net Assets, End of Period (000's)	$ 56,008	$ 48,332	$ 60,306	$ 56,631	$ 46,120	$ 45,251
Portfolio Turnover Rate	39% [3]	140%	47%	49%	44%	57%

[1]	Per share net investment income has been calculated using the average daily shares method.
[2]	Less than $0.005 per share.
[3]	Not Annualized.
[4]	The total return is based on beginning and ending Financial Statement Net Asset Value as shown above, which may differ from the traded Net Asset Value, due to rounding.
[5]	Annualized.
[6]	See Note 6 to Financial Statements.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	62	www.meridianfund.com

Meridian Enhanced Equity Fund
Financial Highlights
	For the Six Months Ended December 31,	For the Fiscal Year Ended June 30,
Class A	2020 (Unaudited)	2020	2019	2018	2017	2016 [1]
Per Share Operating Performance
Net asset value, beginning of period	$ 14.97	$ 18.31	$ 18.48	$ 13.52	$ 11.54	$ 12.50
Income (loss) from investment operations:
Net investment income (loss)[2]	(0.05)	(0.08)	(0.21)	(0.02)	0.16	0.06
Net realized and unrealized gain (loss)	3.11	2.61	1.59	5.16	1.88	(0.53)
Net increase (decrease) from investment operations	3.06	2.53	1.38	5.14	2.04	(0.47)
Less distributions to shareholders:
Distributions from net investment income	0.00	0.00	0.00	(0.18)	(0.06)	0.00
Distributions from net realized capital gains	(2.14)	(5.88)	(1.55)	0.00	0.00	(0.49)
Total distributions to shareholders	(2.14)	(5.88)	(1.55)	(0.18)	(0.06)	(0.49)
Redemption fees	0.00	0.01	0.00 [3]	0.00 [3]	0.00	0.00
Net asset value, end of period	$ 15.89	$ 14.97	$ 18.31	$ 18.48	$ 13.52	$ 11.54
Total return	20.70% [4]	15.39% [5]	10.87% [5]	38.24%	17.69%	(3.76)%

Ratios to Average Net Assets
Ratio of net investment income (loss) to average net assets	(0.55)% [6]	(0.50)%	(1.27)%	(0.11)%	1.25%	0.50%
Ratio of expenses to average net assets:
Total expenses	1.61% [6]	1.64%	2.00%	1.84%	1.73%	1.69%
Before fees waived and Excluding recoupment of past waived fees	1.61% [6]	1.64%	2.00%	1.78%	1.69%	1.69%
After fees waived and excluding recoupment of past waived fees[7]	1.60% [6]	1.61%	2.00%	1.78%	1.69%	1.64%
After fees waived and excluding recoupment of past waived fees and interest and dividend expenses	1.60% [6]	1.60%	1.55%	1.55%	1.56%	1.60%

Supplemental Data
Net Assets, End of Period (000's)	$ 2,030	$ 1,770	$ 3,200	$ 5,730	$ 3,321	$ 502
Portfolio Turnover Rate	39% [4]	140%	47%	49%	44%	57%

[1]	On July 1, 2015, the Fund's Advisor Class Shares were redesignated as Class A Shares.
[2]	Per share net investment income has been calculated using the average daily shares method.
[3]	Less than $0.005 per share.
[4]	Not Annualized.
[5]	The total return is based on beginning and ending Financial Statement Net Asset Value as shown above, which may differ from the traded Net Asset Value, due to rounding.
[6]	Annualized.
[7]	See Note 6 to Financial Statements.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	63	www.meridianfund.com

Meridian Enhanced Equity Fund
Financial Highlights
	For the Six Months Ended December 31,	For the Fiscal Year Ended June 30,				For the Period Ended June 30,
Class C	2020 (Unaudited)	2020	2019	2018	2017	2016 [1]
Per Share Operating Performance
Net asset value, beginning of period	$ 14.76	$ 18.17	$ 18.44	$ 13.47	$ 11.50	$ 12.56
Income (loss) from investment operations:
Net investment income (loss)[2]	(0.10)	(0.11)	(0.27)	(0.09)	0.07	0.00
Net realized and unrealized gain (loss)	3.08	2.58	1.55	5.14	1.91	(0.57)
Net increase (decrease) from investment operations	2.98	2.47	1.28	5.05	1.98	(0.57)
Less distributions to shareholders:
Distributions from net investment income	0.00	0.00	0.00	(0.08)	(0.01)	0.00
Distributions from net realized capital gains	(2.14)	(5.88)	(1.55)	0.00	0.00	(0.49)
Total distributions to shareholders	(2.14)	(5.88)	(1.55)	(0.08)	(0.01)	(0.49)
Redemption fees	0.00	0.00	0.00	0.00 [3]	0.00	0.00
Net asset value, end of period	$ 15.60	$ 14.76	$ 18.17	$ 18.44	$ 13.47	$ 11.50
Total return	20.46% [4]	15.08%	10.31%	37.61%	17.26%	(4.55)% [4]

Ratios to Average Net Assets
Ratio of net investment income (loss) to average net assets	(0.95)% [5]	(0.77)%	(1.60)%	(0.55)%	0.59%	0.04% [5]
Ratio of expenses to average net assets:
Total expenses	2.23% [5]	2.25%	2.35%	2.24%	2.33%	2.33% [5]
Before fees waived and Excluding recoupment of past waived fees	2.23% [5]	2.25%	2.32%	2.25%	2.33%	2.33% [5]
After fees waived and excluding recoupment of past waived fees[6]	2.00% [5]	2.02%	2.32%	2.24%	2.13%	2.04% [5]
After fees waived and excluding recoupment of past waived fees and interest and dividend expenses	2.00% [5]	2.00%	1.97%	2.00%	2.00%	2.00% [5]

Supplemental Data
Net Assets, End of Period (000's)	$ 32	$ 30	$ 2	$ 2	$ 1	$ 1
Portfolio Turnover Rate	39% [4]	140%	47%	49%	44%	57% [4]

[1]	Commenced operations on July 1, 2015.
[2]	Per share net investment income has been calculated using the average daily shares method.
[3]	Less than $0.005 per share.
[4]	Not Annualized.
[5]	Annualized.
[6]	See Note 6 to Financial Statements.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	64	www.meridianfund.com

Meridian Enhanced Equity Fund
Financial Highlights
	For the Six Months Ended December 31,	For the Fiscal Year Ended June 30,
Investor Class	2020 (Unaudited)	2020	2019	2018	2017	2016
Per Share Operating Performance
Net asset value, beginning of period	$ 15.12	$ 18.40	$ 18.61	$ 13.60	$ 11.60	$ 12.53
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.02)	(0.03)	(0.18)	0.09	0.16	0.08
Net realized and unrealized gain (loss)	3.14	2.62	1.60	5.10	1.92	(0.52)
Net increase (decrease) from investment operations	3.12	2.59	1.42	5.19	2.08	(0.44)
Less distributions to shareholders:
Distributions from net investment income	0.00	0.00	(0.08)	(0.18)	(0.08)	0.00
Distributions from net realized capital gains	(2.14)	(5.88)	(1.55)	0.00	0.00	(0.49)
Total distributions to shareholders	(2.14)	(5.88)	(1.63)	(0.18)	(0.08)	(0.49)
Redemption fees	0.00 [2]	0.01	0.00 [2]	0.00 [2]	0.00	0.00 [2]
Net asset value, end of period	$ 16.10	$ 15.12	$ 18.40	$ 18.61	$ 13.60	$ 11.60
Total return	20.90% [3]	15.65%	11.22% [4]	38.34%	17.98%	(3.51)%

Ratios to Average Net Assets
Ratio of net investment income (loss) to average net assets	(0.23)% [5]	(0.17)%	(1.05)%	0.58%	1.24%	0.68%
Ratio of expenses to average net assets:
Total expenses	1.29% [5]	1.35%	1.70%	1.59%	1.48%	1.39%
Excluding recoupment of past waived fees	1.29% [5]	1.35%	1.70%	1.47%	1.39%	1.37%
Excluding recoupment of past waived fees and interest and dividend expenses	1.28% [5]	1.34%	1.22%	1.24%	1.26%	1.32%

Supplemental Data
Net Assets, End of Period (000's)	$ 2,203	$ 1,681	$ 1,014	$ 1,060	$ 246	$ 252
Portfolio Turnover Rate	39% [3]	140%	47%	49%	44%	57%

[1]	Per share net investment income has been calculated using the average daily shares method.
[2]	Less than $0.005 per share.
[3]	Not Annualized.
[4]	The total return is based on beginning and ending Financial Statement Net Asset Value as shown above, which may differ from the traded Net Asset Value, due to rounding.
[5]	Annualized.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	65	www.meridianfund.com

Meridian Small Cap Growth Fund
Financial Highlights
	For the Six Months Ended December 31,	For the Fiscal Year Ended June 30,
Legacy Class	2020 (Unaudited)	2020	2019	2018	2017	2016
Per Share Operating Performance
Net asset value, beginning of period	$ 14.71	$ 15.74	$ 18.03	$ 15.07	$ 11.87	$ 12.98
Income (loss) from investment operations:
Net investment loss[1]	(0.05)	(0.06)	(0.07)	(0.09)	(0.09)	(0.06)
Net realized and unrealized gain (loss)	5.90	(0.04)	(0.44)	3.72	3.29	(0.87)
Net increase (decrease) from investment operations	5.85	(0.10)	(0.51)	3.63	3.20	(0.93)
Less distributions to shareholders:
Distributions from net realized capital gains	(0.39)	(0.93)	(1.78)	(0.67)	0.00	(0.18)
Total distributions to shareholders	(0.39)	(0.93)	(1.78)	(0.67)	0.00	(0.18)
Redemption fees	0.00	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]
Net asset value, end of period	$ 20.17	$ 14.71	$ 15.74	$ 18.03	$ 15.07	$ 11.87
Total return	39.82% [3]	(1.17)%	(1.49)%	24.66%	26.96%	(7.06)%

Ratios to Average Net Assets
Ratio of net investment loss to average net assets	(0.60)% [4]	(0.42)%	(0.41)%	(0.55)%	(0.63)%	(0.52)%
Ratio of expenses to average net assets:
Total expenses	1.13% [4]	1.13%	1.12%	1.15%	1.20%	1.20%
Excluding recoupment of past waived fees	1.13% [4]	1.13%	1.12%	1.13%	1.14%	1.20%

Supplemental Data
Net Assets, End of Period (000's)	$ 31,221	$ 27,080	$ 41,637	$ 54,856	$ 66,777	$ 44,001
Portfolio Turnover Rate	15% [3]	40%	43%	44%	39%	62%

[1]	Per share net investment income has been calculated using the average daily shares method.
[2]	Less than $0.005 per share.
[3]	Not Annualized.
[4]	Annualized.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	66	www.meridianfund.com

Meridian Small Cap Growth Fund
Financial Highlights
	For the Six Months Ended December 31,	For the Fiscal Year Ended June 30,
Institutional Class	2020 (Unaudited)	2020	2019	2018	2017	2016
Per Share Operating Performance
Net asset value, beginning of period	$ 14.79	$ 15.81	$ 18.09	$ 15.11	$ 11.88	$ 12.98
Income (loss) from investment operations:
Net investment loss[1]	(0.05)	(0.06)	(0.07)	(0.08)	(0.07)	(0.05)
Net realized and unrealized gain (loss)	5.94	(0.04)	(0.43)	3.73	3.30	(0.87)
Net increase (decrease) from investment operations	5.89	(0.10)	(0.50)	3.65	3.23	(0.92)
Less distributions to shareholders:
Distributions from net realized capital gains	(0.39)	(0.93)	(1.78)	(0.67)	0.00	(0.18)
Total distributions to shareholders	(0.39)	(0.93)	(1.78)	(0.67)	0.00	(0.18)
Redemption fees	0.00 [2]	0.01	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]
Net asset value, end of period	$ 20.29	$ 14.79	$ 15.81	$ 18.09	$ 15.11	$ 11.88
Total return	39.87% [3]	(1.09)%	(1.42)%	24.73%	27.19%	(6.98)%

Ratios to Average Net Assets
Ratio of net investment loss to average net assets	(0.57)% [4]	(0.40)%	(0.41)%	(0.50)%	(0.52)%	(0.45)%
Ratio of expenses to average net assets:
Total expenses	1.10% [4]	1.10%	1.10%	1.10%	1.14%	1.22%
Before fees waived and excluding recoupment of past waived fees	1.10% [4]	1.10%	1.10%	1.11%	1.14%	1.22%
After fees waived and excluding recoupment of past waived fees [5]	1.10% [4]	1.10%	1.09%	1.10%	1.10%	1.10%

Supplemental Data
Net Assets, End of Period (000's)	$654,788	$587,095	$728,123	$728,538	$253,447	$ 52,784
Portfolio Turnover Rate	15% [3]	40%	43%	44%	39%	62%

[1]	Per share net investment income has been calculated using the average daily shares method.
[2]	Less than $0.005 per share.
[3]	Not Annualized.
[4]	Annualized.
[5]	See Note 6 to Financial Statements.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	67	www.meridianfund.com

Meridian Small Cap Growth Fund
Financial Highlights
	For the Six Months Ended December 31,	For the Fiscal Year Ended June 30,
Class A	2020 (Unaudited)	2020	2019	2018	2017	2016 [1]
Per Share Operating Performance
Net asset value, beginning of period	$ 14.33	$ 15.42	$ 17.76	$ 14.89	$ 11.76	$ 12.91
Income (loss) from investment operations:
Net investment loss[2]	(0.08)	(0.11)	(0.12)	(0.13)	(0.12)	(0.10)
Net realized and unrealized gain (loss)	5.75	(0.05)	(0.44)	3.67	3.25	(0.87)
Net increase (decrease) from investment operations	5.67	(0.16)	(0.56)	3.54	3.13	(0.97)
Less distributions to shareholders:
Distributions from net realized capital gains	(0.39)	(0.93)	(1.78)	(0.67)	0.00	(0.18)
Total distributions to shareholders	(0.39)	(0.93)	(1.78)	(0.67)	0.00	(0.18)
Redemption fees	0.00	0.00 [3]	0.00 [3]	0.00 [3]	0.00 [3]	0.00 [3]
Net asset value, end of period	$ 19.61	$ 14.33	$ 15.42	$ 17.76	$ 14.89	$ 11.76
Total return	39.62% [4]	(1.59)%	(1.81)% [5]	24.34%	26.62%	(7.41)%

Ratios to Average Net Assets
Ratio of net investment loss to average net assets	(0.97)% [6]	(0.80)%	(0.74)%	(0.82)%	(0.92)%	(0.89)%
Ratio of expenses to average net assets:
Total expenses	1.50% [6]	1.49%	1.44%	1.41%	1.49%	1.60%
Excluding recoupment of past waived fees	1.50% [6]	1.49%	1.44%	1.41%	1.45%	1.56%

Supplemental Data
Net Assets, End of Period (000's)	$ 33,704	$ 33,878	$ 45,376	$ 89,306	$ 82,031	$ 52,173
Portfolio Turnover Rate	15% [4]	40%	43%	44%	39%	62%

[1]	On July 1, 2015, the Fund's Advisor Class Shares were redesignated as Class A Shares.
[2]	Per share net investment income has been calculated using the average daily shares method.
[3]	Less than $0.005 per share.
[4]	Not Annualized.
[5]	The total return is based on beginning and ending Financial Statement Net Asset Value as shown above, which may differ from the traded Net Asset Value, due to rounding.
[6]	Annualized.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	68	www.meridianfund.com

Meridian Small Cap Growth Fund
Financial Highlights
	For the Six Months Ended December 31,	For the Fiscal Year Ended June 30,				For the Period Ended June 30,
Class C	2020 (Unaudited)	2020	2019	2018	2017	2016 [1]
Per Share Operating Performance
Net asset value, beginning of period	$ 13.84	$ 15.02	$ 17.46	$ 14.76	$ 11.74	$ 12.97
Income (loss) from investment operations:
Net investment loss[2]	(0.13)	(0.21)	(0.24)	(0.25)	(0.22)	(0.17)
Net realized and unrealized gain (loss)	5.54	(0.04)	(0.42)	3.62	3.24	(0.88)
Net increase (decrease) from investment operations	5.41	(0.25)	(0.66)	3.37	3.02	(1.05)
Less distributions to shareholders:
Distributions from net realized capital gains	(0.39)	(0.93)	(1.78)	(0.67)	0.00	(0.18)
Total distributions to shareholders	(0.39)	(0.93)	(1.78)	(0.67)	0.00	(0.18)
Redemption fees	0.00 [3]	0.00 [3]	0.00 [3]	0.00	0.00 [3]	0.00 [3]
Net asset value, end of period	$ 18.86	$ 13.84	$ 15.02	$ 17.46	$ 14.76	$ 11.74
Total return	39.14% [4]	(2.25)%	(2.45)%	23.39%	25.72%	(8.00)% [4]

Ratios to Average Net Assets
Ratio of net investment loss to average net assets	(1.64)% [5]	(1.47)%	(1.45)%	(1.56)%	(1.60)%	(1.50)% [5]
Ratio of expenses to average net assets:
Total expenses	2.17% [5]	2.18%	2.16%	2.15%	2.17%	2.28% [5]
Before fees waived and excluding recoupment of past waived fees	2.17% [5]	2.18%	2.16%	2.15%	2.16%	2.28% [5]
After fees waived and excluding recoupment of past waived fees[6]	2.17% [5]	2.18%	2.16%	2.15%	2.16%	2.25% [5]

Supplemental Data
Net Assets, End of Period (000's)	$ 8,028	$ 6,922	$ 13,255	$ 31,174	$ 44,593	$ 23,689
Portfolio Turnover Rate	15% [4]	40%	43%	44%	39%	62% [4]

[1]	Commenced operations on July 1, 2015.
[2]	Per share net investment income has been calculated using the average daily shares method.
[3]	Less than $0.005 per share.
[4]	Not Annualized.
[5]	Annualized.
[6]	See Note 6 to Financial Statements.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	69	www.meridianfund.com

Meridian Small Cap Growth Fund
Financial Highlights
	For the Six Months Ended December 31,	For the Fiscal Year Ended June 30,
Investor Class	2020 (Unaudited)	2020	2019	2018	2017	2016
Per Share Operating Performance
Net asset value, beginning of period	$ 14.63	$ 15.70	$ 17.99	$ 15.05	$ 11.85	$ 12.97
Income (loss) from investment operations:
Net investment loss[1]	(0.06)	(0.09)	(0.09)	(0.09)	(0.09)	(0.07)
Net realized and unrealized gain (loss)	5.88	(0.05)	(0.42)	3.70	3.29	(0.87)
Net increase (decrease) from investment operations	5.82	(0.14)	(0.51)	3.61	3.20	(0.94)
Less distributions to shareholders:
Distributions from net realized capital gains	(0.39)	(0.93)	(1.78)	(0.67)	0.00	(0.18)
Total distributions to shareholders	(0.39)	(0.93)	(1.78)	(0.67)	0.00	(0.18)
Redemption fees	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]
Net asset value, end of period	$ 20.06	$ 14.63	$ 15.70	$ 17.99	$ 15.05	$ 11.85
Total return	39.83% [3]	(1.43)% [4]	(1.50)% [4]	24.56%	27.00%	(7.15)%

Ratios to Average Net Assets
Ratio of net investment loss to average net assets	(0.69)% [5]	(0.59)%	(0.53)%	(0.57)%	(0.69)%	(0.61)%
Ratio of expenses to average net assets	1.21% [5]	1.29%	1.22%	1.16%	1.26%	1.32%

Supplemental Data
Net Assets, End of Period (000's)	$892,149	$666,635	$844,975	$853,794	$450,402	$162,096
Portfolio Turnover Rate	15% [3]	40%	43%	44%	39%	62%

[1]	Per share net investment income has been calculated using the average daily shares method.
[2]	Less than $0.005 per share.
[3]	Not Annualized.
[4]	The total return is based on beginning and ending Financial Statement Net Asset Value as shown above, which may differ from the traded Net Asset Value, due to rounding.
[5]	Annualized.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	70	www.meridianfund.com

Meridian Fund, Inc.
Notes to Financial Statements
For the Six Months ended December 31, 2020

1.	Organization and Significant Accounting Policies: Meridian Fund, Inc. (the “Meridian Funds” or the “Company”) comprises the following separate series: the Meridian Growth Fund (the “Growth Fund”), the Meridian Contrarian Fund (the “Contrarian Fund”), the Meridian Enhanced Equity Fund (the “Enhanced Equity Fund”) (formerly Meridian Equity Income Fund), and the Meridian Small Cap Growth Fund (the “Small Cap Growth Fund”) (each a “Fund” and collectively, the “Funds”). The Company is registered as an open-end investment company under the Investment Company Act of 1940 and is organized as a Maryland corporation. Each Fund is classified as a "diversified" management investment company.
Meridian Funds offer five share classes: Legacy Class Shares, Investor Class Shares, Class A Shares, Class C Shares and Institutional Class Shares. Prior to July 1, 2015, Class A Shares were known as Advisor Class Shares. As of December 31, 2020, Institutional Class Shares of the Enhanced Equity Fund and Contrarian Fund are not currently being offered for sale. Effective June 15, 2017, Investor Class, Class A, and Class C Shares of the Growth Fund are closed to new investors. Effective June 29, 2018, Investor Class, Class A, and Class C Shares of the Small Cap Growth Fund are closed to new investors. Legacy Class Shares are available to investors who have continuously held an investment in any Meridian Fund prior to November 15, 2013. Effective November 1, 2018, direct initial purchases of Legacy Class Shares are permitted in the Enhanced Equity Fund. Institutional Class Shares are available to certain eligible investors including endowments, foundations and qualified retirement plans. Class A, Class C and Investor Class Shares are available for purchase through financial intermediary platforms. Class A Shares are subject to a maximum initial sales charge (front-end load) of 5.75%. Class C Shares are subject to a 1.00% contingent deferred sales charge ("CDSC") if redeemed within one year of purchase. Investor Class Shares are not subject to front-end load or CDSC and require a higher minimum initial investment. All Classes have identical rights and privileges with respect to the Fund in general, and exclusive voting rights with respect to Class specific matters. Net Asset Value ("NAV") per share may differ by class due to each class having its own expenses directly attributable to that class. Investor Class, Class A and Class C Shares are subject to sub-transfer agent fees. Class A and Class C Shares are also subject to certain expenses related to the distribution of these shares. See Note 6 for further information on additional share classes.
The primary investment objectives of the Growth Fund, Contrarian Fund, and Enhanced Equity Fund are to seek long-term growth of capital.
The primary investment objective of the Small Cap Growth Fund is to seek long-term growth of capital by investing primarily in equity securities of small capitalization companies.
The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements in conformity with U.S. GAAP. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies.
a.	Cash & Cash Equivalents: Each Fund considers its investment in a FDIC insured interest bearing account to be cash and cash equivalents. Cash and cash equivalents are valued at cost plus any accrued interest. The Funds maintain cash balances, which, at times may exceed federally insured limits. The Funds maintain these balances with a high quality financial institution. The Funds may incur charges on cash overdrafts.
b.	Share Valuation: The NAV of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses), by the total number of shares outstanding of each Fund. The result is rounded to the nearest cent. Each Fund’s shares will not be priced on the days in which the New York Stock Exchange ("NYSE") is closed for trading.
c.	Investment Valuations: Equity securities are valued at the closing price or last sales price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the last reported bid price.
Fixed income (debt) securities are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures.
Investments in open-end U.S. mutual funds are valued at NAV each business day.

Meridian Funds	71	www.meridianfund.com

Meridian Fund, Inc.
Notes to Financial Statements (continued)
For the Six Months ended December 31, 2020

The market value of the Funds' investments in exchange traded funds is based on the published NAV of each fund computed as of the close of regular trading on the NYSE on days when the NYSE is open.
Exchange-traded options are valued at the most recent sale price at the close of the options market in which the options trade. An exchange-traded option for which there is no close price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option.
Securities and other assets for which reliable market quotations are not readily available or for which a significant event has occurred since the time of the most recent market quotation, will be valued based upon other available factors deemed relevant by ArrowMark Colorado Holdings, LLC (the “Adviser”) under the guidelines established by, and under the general supervision and responsibility of, the Funds’ Board of Directors (the “Board”). These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.
The Fund’s investment in an unregistered pooled investment vehicle (“Private Investment Fund”) is valued, as a practical expedient, at the most recent net asset value determined by the Private Investment Fund manager according to such manager’s policies and procedures based on valuation information reasonably available to the Private Investment Fund manager at that time; provided, however, that the Valuation Committee may consider whether it is appropriate, in light of relevant circumstances, to adjust such valuation in accordance with the Fund’s valuation procedures. If the Private Investment Fund does not report a value to the Fund on a timely basis, the fair value of the Private Investment Fund shall be based on the most recent value reported by the Private Investment Fund, as well as any other relevant information available at the time the Fund values its portfolio. The frequency and timing of receiving valuations for the Private Investment Fund investment is subject to change at any time, without notice to investors, at the discretion of the Private Investment Fund manager or the Fund.
d.	Fair Value Measurements: As described in Note 1.c. above, the Funds utilize various methods to determine and measure the fair value of investment securities on a recurring basis. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3) that are significant to the fair value instrument. The three levels of the fair value hierarchy are described below:
Level 1 - quoted prices in active markets for identical securities;
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and
Level 3 - significant unobservable inputs (including the Funds' determinations as to the fair value of investments).
The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The summary of inputs used to value the Funds’ securities as of December 31, 2020 is as follows:

Meridian Funds	72	www.meridianfund.com

Meridian Fund, Inc.
Notes to Financial Statements (continued)
For the Six Months ended December 31, 2020

	Level 1	Level 2	Level 3	Practical Expedient[1]	Total
Growth Fund

Common Stocks[2]	$ 2,069,917,784	$ 45,176,280	$ —	$ —	$ 2,115,094,064
Preferred Stocks[2]	—	—	42,807,670	—	42,807,670
Private Investment Funds	—	—	—	13,983,192	13,983,192
Short-Term Investments	5,039,000	12,247,905	—	—	17,286,905
Total Investments	$ 2,074,956,784	$ 57,424,185	$ 42,807,670	$ 13,983,192	$ 2,189,171,831
Contrarian Fund

Common Stocks[2]	$ 599,452,453	$ —	$ —	$ —	$ 599,452,453
Warrants[2]	126,000	—	—	—	126,000
Short-Term Investments	1,599,000	5,521,224	—	—	7,120,224
Total Investments	$ 601,177,453	$ 5,521,224	$ —	$ —	$ 606,698,677
Enhanced Equity Fund
Assets:
Common Stocks[2]	$ 77,606,319	$ 175,737	$ —	$ —	$ 77,782,056
Short-Term Investments	—	570,702	—	—	570,702
Total Investments - Assets	$ 77,606,319	$ 746,439	$ —	$ —	$ 78,352,758
Liabilities:
Call Options Written	(3,321,236)	(15,781,705)	—	—	(19,102,941)
Total Investments - Liabilities	$ (3,321,236)	$ (15,781,705)	$ —	$ —	$ (19,102,941)

Meridian Funds	73	www.meridianfund.com

	Level 1	Level 2	Level 3	Practical Expedient[1]	Total
Small Cap Growth Fund

Common Stocks[2]	$ 1,448,150,118	$ 78,582,802	$ 1,217,733	$ —	$ 1,527,950,653
Preferred Stocks[2]	—	—	59,386,787	—	59,386,787
Private Investment Fund	—	—	—	2,814,798	2,814,798
Short-Term Investments	12,426,000	30,195,905	—	—	42,621,905
Total Investments	$ 1,460,576,118	$ 108,778,707	$ 60,604,520	$ 2,814,798	$ 1,632,774,143
1 Certain investments that are measured at fair value using the NAV Per Share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Schedules of Investments.
2 See Schedules of Investments for values in each industry.
The following is the fair value measurement of investments that are measured at NAV per Share (or its equivalent) as a practical expedient:
Growth Fund
Security Description	Investment Category	Value	Unfunded Commitments	Redemption Frequency	Redemption Notice Period
Quail Investment Holdings, LLC	Private Investment Funds[1]	3,895,480	—	Subject to advisor approval	N/A
Rhino (E) Investment Holdings, LLC	Private Investment Funds[1]	10,087,712	—	Subject to advisor approval	N/A

Small Cap Growth Fund
Security Description	Investment Category	Value	Unfunded Commitments	Redemption Frequency	Redemption Notice Period
Quail Investment Holdings, LLC	Private Investment Funds[1]	2,814,798	—	Subject to advisor approval	N/A

1 Private Investment Fund investing generally consists of private partnerships which directly invest in various strategies to generate capital appreciation and/or income yield. These strategies may span across the capital stack and may include Private Equity or Venture Capital.

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Reconciliations of Level 3 investments are presented when the Funds had significant amounts of Level 3 investments at the beginning and/or end of the period in relation to net assets. The Funds recognize transfers between levels as of the end of the period. The following tables are reconciliations of Level 3 investments for which significant unobservable inputs were used in determining fair value:
Growth Fund
	Preferred Stocks	Total Level 3
Investments in Securities
Beginning Balance 07/01/20	$ 22,345,008	$ 22,345,008
Total Purchase	20,474,677	20,474,677
Transfers out[1]	(3,999,997)	(3,999,997)
Change in unrealized Gain (Loss)	3,987,982	3,987,982
Ending Balance 12/31/20	42,807,670	42,807,670

Small Cap Growth Fund
	Common Stocks	Preferred Stocks	Total Level 3
Investments in Securities
Beginning Balance 07/01/20	$ 322,960	$ 50,015,412	$ 50,338,372
Total Purchase	—	15,163,616	15,163,616
Transfers out[1]	—	(13,534,995)	(13,534,995)
Change in unrealized Gain (Loss)	894,773	7,742,754	8,637,527
Ending Balance 12/31/20	$ 1,217,733	59,386,787	60,604,520

[1] During the six months ended December 31, 2020, certain investments were transferred into or out of Level 3 in the fair value hierarchy as a result of an initial public offering or as a result of being valued at the time of purchase utilizing significant unobservable inputs and valued utilizing observable inputs at the end of the period.

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Information about Level 3 measurements as of December 31, 2020:
Growth Fund
Asset Class	Market Value	Valuation Technique	Unobservable Input	Value/Range [1]
Preferred Stocks	$7,332,967	Option Pricing Method	Industry Volatility, Time to Exit	49%-49.37%, 60 months
Preferred Stocks	$6,770,653	Option Pricing Method Market Approach	Industry Volatility, Time to Exit Revenue Multiple	79.9%, 42 months 2.90x to 3.10x
Preferred Stocks	$9,199,181	Option Pricing Method Fully Diluted Method	Industry Volatility, Time to Exit Enterprise value adjustment	90%, 12 months 5%
Preferred Stocks	$8,300,186	Market Approach	Revenue Multiple	4.75x to 5.00x
Preferred Stocks	$11,204,682	Cost	N/A	N/A
1A significant change in unobservable input would have resulted in a correlated (inverse) significant change to value.
Small Cap Growth Fund
Asset Class	Market Value	Valuation Technique	Unobservable Input	Value/Range [1]
Common Stocks	$1,217,732	Option Pricing Method Fully Diluted Method	Industry Volatility, Time to Exit Enterprise value adjustment	80%-90%, 12-24 months -50% - 5%
Preferred Stocks	$27,708,094	Option Pricing Method Fully Diluted Method	Industry Volatility, Time to Exit Enterprise value adjustment	79.9%-90%, 12-42 months -50% - 40%
Preferred Stocks	$5,533,453	Market Approach	Revenue Multiple	4.75x to 5.00x
Preferred Stocks	$11,613,038	Option Pricing Method	Industry Volatility, Time to Exit	493% - 50%, 12-60 months
Preferred Stocks	$14,532,202	Cost	N/A	N/A
[1] A significant change in unobservable input would have resulted in a correlated (inverse) significant change to value.
Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Industry Volatility	Decrease	Increase
Time to Exit	Decrease	Increase
Revenue Multiple	Increase	Decrease
Enterprise Value Adjustment	Increase	Decrease
e.	Investment Transactions and Investment Income: Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the basis of specific identification for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, is accrued daily. Discounts and premiums on securities purchased are accreted and amortized over the lives of the respective securities using the effective interest method. Distributions from Private Investment Funds that represent returns of capital in excess of cumulative profits and losses are credited to investment cost rather than income.
f.	Option writing: When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and subsequently adjusted to the current fair value of the option written. Premiums

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received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.
g.	Allocation of Income, Expenses, Gains and Losses: Income, gains and losses are allocated on a daily basis to each share class based on the relative proportion of the net assets of the class to each Fund’s total net assets. Expenses are allocated on the basis of relative net assets of the class to the Fund, or if an expense is specific to a share class, to that specific share class.
h.	Use of Estimates: The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual amounts could differ from those estimates, and such differences could be significant.
i.	Distributions to Shareholders: The Funds record distributions to shareholders on the ex-dividend date. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from U.S. GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.
Distributions which exceed net investment income and net realized capital gains are reported as distributions in excess of net investment income or distributions in excess of net realized capital gains for financial reporting purposes but not for tax purposes. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in capital.
j.	Guarantees and Indemnification: Under the Funds’ organizational documents, its Officers and Directors are indemnified against certain liability arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses, subject to applicable law. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

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2.	Capital Shares Transactions: Transactions in capital shares were as follows:
	Six Months Ended December 31, 2020		Year Ended June 30, 2020
	Shares	Amount	Shares	Amount
Growth Fund:
Legacy Class
Shares sold	175,302	$ 7,323,398	654,667	$ 22,296,401
Shares issued from reinvestment of distributions	244,157	11,597,439	2,767,447	107,598,358
Redemption fees	—	23,389	—	3,470
Shares redeemed	(2,591,675)	(106,076,076)	(5,818,884)	(205,570,786)
Net decrease	(2,172,216)	$ (87,131,850)	(2,396,770)	$ (75,672,557)
Institutional Class
Shares sold	515,987	$ 21,648,944	5,936,651	$ 223,526,248
Shares issued from reinvestment of distributions	98,320	4,669,236	1,108,226	43,065,657
Redemption fees	—	3,000	—	3,020
Shares redeemed	(2,128,834)	(84,787,190)	(3,601,788)	(130,106,486)
Net increase/(decrease)	(1,514,527)	$ (58,466,010)	3,443,089	$ 136,488,439
Class A
Shares sold	594	$ 24,317	9,174	$ 325,757
Shares issued from reinvestment of distributions	1,081	49,230	14,601	546,221
Redemption fees	—	160	—	31
Shares redeemed	(19,917)	(752,230)	(61,175)	(1,998,612)
Net decrease	(18,242)	$ (678,523)	(37,400)	$ (1,126,603)
Class C
Shares sold	624	$ 25,700	1,163	$ 41,921
Shares issued from reinvestment of distributions	569	25,185	6,494	237,825
Shares redeemed	(5,718)	(205,804)	(19,681)	(628,255)
Net decrease	(4,525)	$ (154,919)	(12,024)	$ (348,509)
Investor Class
Shares sold	886,001	$ 35,971,042	3,456,198	$ 117,334,817
Shares issued from reinvestment of distributions	68,924	3,237,366	865,130	33,264,267
Redemption fees	—	304	—	1,438
Shares redeemed	(1,004,055)	(40,747,094)	(5,642,767)	(201,418,403)
Net decrease	(49,130)	$ (1,538,382)	(1,321,439)	$ (50,817,881)

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	Six Months Ended December 31, 2020		Year Ended June 30, 2020
	Shares	Amount	Shares	Amount
Contrarian Fund:
Legacy Class
Shares sold	18,638	$ 670,953	102,895	$ 3,229,417
Shares issued from reinvestment of distributions	706,046	28,700,767	1,206,014	42,487,893
Redemption fees	—	1,530	—	2,562
Shares redeemed	(1,006,979)	(35,750,458)	(2,532,505)	(80,945,730)
Net decrease	(282,295)	$ (6,377,208)	(1,223,596)	$(35,225,858)
Class A
Shares sold	2,368	$ 94,309	18,222	$ 615,538
Shares issued from reinvestment of distributions	995	39,410	2,367	81,377
Redemption fees	—	—	—	19
Shares redeemed	(10,518)	(366,290)	(98,031)	(3,242,100)
Net decrease	(7,155)	$ (232,571)	(77,442)	$ (2,545,166)
Class C
Shares sold	2,149	$ 86,188	151	$ 5,200
Shares issued from reinvestment of distributions	182	7,026	105	3,556
Shares redeemed	—	—	(59)	(1,385)
Net increase	2,331	$ 93,214	197	$ 7,371
Investor Class
Shares sold	83	$ 3,000	664	$ 20,789
Shares issued from reinvestment of distributions	2,574	103,740	5,331	186,333
Shares redeemed	(10,426)	(366,108)	(42,061)	(1,451,080)
Net decrease	(7,769)	$ (259,368)	(36,066)	$ (1,243,958)

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	Six Months Ended December 31, 2020		Year Ended June 30, 2020
	Shares	Amount	Shares	Amount
Enhanced Equity Fund:
Legacy Class
Shares sold	33,420	$ 561,182	71,180	$ 1,124,825
Shares issued from reinvestment of distributions	414,399	6,584,808	1,062,223	15,359,739
Redemption fees	—	—	—	1,315
Shares redeemed	(168,781)	(2,749,751)	(1,219,562)	(20,077,531)
Net increase/(decrease)	279,038	$ 4,396,239	(86,159)	$ (3,591,652)
Class A
Shares sold	23,538	$ 402,888	226,654	$ 4,218,057
Shares issued from reinvestment of distributions	15,741	246,032	78,187	1,118,071
Redemption fees	—	—	—	1,839
Shares redeemed	(29,753)	(487,738)	(361,367)	(6,065,159)
Net increase/(decrease)	9,526	$ 161,182	(56,526)	$ (727,192)
Class C
Shares sold	310	$ 5,000	5,127	$ 100,468
Shares issued from reinvestment of distributions	62	952	620	8,758
Shares redeemed	(360)	(5,500)	(3,830)	(65,262)
Net increase	12	$ 452	1,917	$ 43,964
Investor Class
Shares sold	28,115	$ 465,010	533,558	$ 10,354,814
Shares issued from reinvestment of distributions	16,321	258,366	179,508	2,592,097
Redemption fees	—	96	—	3,806
Shares redeemed	(18,769)	(320,067)	(657,024)	(9,149,810)
Net increase	25,667	$ 403,405	56,042	$ 3,800,907

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	Six Months Ended December 31, 2020		Year Ended June 30, 2020
	Shares	Amount	Shares	Amount
Small Cap Growth Fund:
Legacy Class
Shares sold	144,428	$ 2,707,499	429,274	$ 5,960,235
Shares issued from reinvestment of distributions	29,813	595,665	106,193	1,707,575
Redemption fees	—	—	—	283
Shares redeemed	(467,641)	(7,771,740)	(1,338,479)	(16,480,989)
Net decrease	(293,400)	$ (4,468,576)	(803,012)	$ (8,812,896)
Institutional Class
Shares sold	2,704,941	$ 46,912,889	14,900,148	$ 212,025,956
Shares issued from reinvestment of distributions	589,316	11,839,351	2,276,468	36,764,965
Redemption fees	—	8,077	—	410,283
Shares redeemed	(10,716,759)	(177,096,674)	(23,537,579)	(325,946,565)
Net decrease	(7,422,502)	$(118,336,357)	(6,360,963)	$ (76,745,361)
Class A
Shares sold	62,740	$ 1,005,294	320,772	$ 4,183,225
Shares issued from reinvestment of distributions	30,008	582,752	140,843	2,211,235
Redemption fees	—	—	—	210
Shares redeemed	(737,509)	(11,859,411)	(1,040,526)	(14,538,835)
Net decrease	(644,761)	$ (10,271,365)	(578,911)	$ (8,144,165)
Class C
Shares sold	17,395	$ 268,423	20,229	$ 278,815
Shares issued from reinvestment of distributions	8,708	162,666	40,445	615,575
Redemption fees	—	12	—	223
Shares redeemed	(100,495)	(1,603,801)	(443,123)	(6,121,717)
Net decrease	(74,392)	$ (1,172,700)	(382,449)	$ (5,227,104)
Investor Class
Shares sold	3,085,729	$ 51,981,394	15,772,549	$ 221,654,486
Shares issued from reinvestment of distributions	797,312	15,842,579	2,815,336	45,101,680
Redemption fees	—	1,210	—	24,151
Shares redeemed	(4,953,618)	(83,833,419)	(26,867,957)	(356,106,455)
Net decrease	(1,070,577)	$ (16,008,236)	(8,280,072)	$ (89,326,138)

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3.	Investment Transactions: The cost of investments purchased and the proceeds from sales of investments, excluding short-term securities and U.S. government obligations, for the six months ended December 31, 2020, were as follows:
	Purchases	Proceeds from Sales
Growth Fund	$249,602,893	$472,989,718
Contrarian Fund	$231,030,756	$270,850,813
Enhanced Equity Fund	$ 28,948,733	$ 31,300,107
Small Cap Growth Fund	$206,728,204	$359,348,909

4.	Other Investment Transactions
a.	Restricted Securities: Restricted securities for which quotations are not readily available are valued at fair value, as determined by the board of directors. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted securities issued by nonpublic entities may be valued by reference to comparable public entities or fundamental data relating to the issuer, or both. Depending on the relative significance of valuation inputs, these instruments may be classified in either level 2 or level 3 of the fair value hierarchy. As of December 31, 2020, Contrarian Fund does not hold any restricted securities. Refer to the Schedules of Investments for information about restricted securities held as of December 31, 2020 for Growth, Enhanced Equity and Small Cap Growth Funds.
b.	Private Placement Securities: Privately issued securities are restricted securities that are offered in a private placement and are generally not registered with the SEC or any federal or state regulatory authority. Securities issued in a private placement are generally "restricted securities" as that term is defined under Rule 144 promulgated under the Securities Act of 1933, and may not be resold without registration with the Securities and Exchange Commission or the availability of an exemption therefrom. There is generally no public trading market for privately offered securities and it is generally not anticipated that a public trading market will develop. There are substantial restrictions on the transfer of privately offered securities. Such securities have limited liquidity that makes it difficult or impossible to sell. An investment in privately issued securities often requires a long-term investment horizon and it may be many years before an investor receives significant distributions from such investment. Due to the lack of public market for privately offered securities, it may be difficult to value the investment.
c.	Securities Lending: The Funds have entered into an agreement with The Bank of New York Mellon (the “Lending Agent”), dated September 23, 2015 (“Securities Lending Agreement”), to provide securities lending services to the Funds. Under this program, the proceeds (cash collateral) received from borrowers are used to invest in money market funds or joint repurchase agreements. Under the Securities Lending Agreement, the borrowers may pay the Funds negotiated lender fees and the Funds receive cash and/or securities as collateral in an amount equal to not less than 102% of the market value of loaned securities. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral is returned by the Fund, on the next business day. The borrower pays fees at the Funds’ direction to the Lending Agent. Although the risk of lending is generally mitigated by the collateral, the Funds could experience a delay in recovering securities and a possible loss of income or value if the borrower fails to return them.
The following table summarizes the securities received as collateral for securities lending:
	Collateral Type	Coupon Range	Maturity Date Range	Market Value
Growth Fund	U.S. Government Obligations	0.00% - 8.13%	1/15/21 - 11/15/50	$248,654,025
Contrarian Fund	U.S. Government Obligations	0.00% - 8.13%	1/15/21 - 8/15/50	37,143,013
Enhanced Equity Fund	U.S. Government Obligations	0.00% - 8.13%	1/15/21 - 8/15/50	3,068,200
Small Cap Growth Fund	U.S. Government Obligations	0.00% - 8.13%	1/15/21 - 8/15/50	115,266,108
Income generated from securities lending is presented in the Statements of Operations. As of December 31, 2020, the total value of securities on loan for the Growth Fund, Contrarian Fund, Enhanced Equity Fund, and the Small

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Cap Growth Fund were $256,743,076, $43,155,946, $3,542,001 and $151,961,472, respectively. Securities on loan are footnoted in the Schedules of Investments. As of December 31, 2020, the total collateral value for the Growth Fund, Contrarian Fund, Enhanced Equity Fund, and the Small Cap Growth Fund were $265,940,930, $44,263,237, $3,638,902 and $157,888,013, respectively.
d.	Repurchase Agreements and Joint Repurchase Agreements: The Funds may enter into repurchase agreements for temporary cash management purposes provided that the value of the underlying collateral, including accrued interest, will equal or exceed the value of the repurchase agreement during the term of the agreement. The underlying collateral for all repurchase agreements is held in safekeeping by the Funds' custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.
Additionally, the Funds may enter into joint repurchase agreements for reinvestment of cash collateral on securities lending transactions under the securities lending program offered by the Lending Agent (the “Program”), provided that the value of the underlying collateral, including accrued interest will equal or exceed the value of the joint repurchase agreement during the term of the agreement. The Funds participate on a pro rata basis with other clients of the Lending Agent in its share of the underlying collateral under such joint repurchase agreements and in its share of proceeds from any repurchase or other disposition of the underlying collateral. The underlying collateral for joint repurchase agreements is held in safekeeping by the Funds’ custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited. Pursuant to the Program, the Funds are indemnified for such losses by the Lending Agent.
At December 31, 2020, the market value of repurchase agreements or joint repurchase agreements outstanding for the Growth Fund, Contrarian Fund, Enhanced Equity Fund, and the Small Cap Growth Fund were $12,247,905, $5,521,224, $570,702 and $30,195,905, respectively.
e.	Master Netting Arrangements: The Funds may enter into master netting agreements with their counterparties for the repurchase agreements, which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting agreements in the Statements of Assets and Liabilities.

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The following table is a summary of the Funds’ open repurchase agreements that are subject to a master netting arrangement as of December 31, 2020:
	Assets
	Gross Amounts Presented in Statements of Assets and Liabilities	Collateral Received	Net Amount
Growth Fund
Repurchase agreement	$ 12,247,905	$ (12,247,905)[1]	$ —
Contrarian Fund
Repurchase agreement	5,521,224	(5,521,224) [1]	—
Enhanced Equity Fund
Repurchase agreement	570,702	(570,702) [1]	—
Small Cap Growth Fund
Repurchase agreement	30,195,905	(30,195,905) [1]	—

[1] The amount of collateral presented is limited such that the net amount cannot be less than zero. Collateral received in excess of the market value of repurchase agreements is not presented in this table.
f.	Options: Certain Funds purchase and write call and put options to increase or decrease their exposure to underlying instruments (including equity risk, interest rate risk and/or commodity price risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Funds purchase (write) an option, an amount equal to the premium paid (received) by the Funds is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Funds enter into a closing transaction), the Funds realize a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Funds write a call option, such option is “covered,” meaning that the Funds hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, such option is covered by cash in an amount sufficient to cover the obligation.
In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that the Funds may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security when it otherwise would not, or at a price different from the current market value.
Average quarterly balances of outstanding derivative financial instruments were as follows.
Enhanced Equity Fund
Options:
Average value of option contracts written	$15,397,561
For the six months ended December 31, 2020, the effect of equity option positions written can be found in the Statements of Operations under Realized and Unrealized Gain (Loss), Net realized gain on written options and Net change in unrealized depreciation on written options, and are included in Options written at value on the Statements of Assets and Liabilities.

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g.	Warrants: The Company can invest in warrants and stock purchase rights of companies of any market capitalization. A warrant gives the Company the right to buy stock, typically from the issuer. The warrant specifies the amount of underlying stock, the purchase (or "exercise") price, and the date the warrant expires. Certain warrants may permit, without legal obligation, net settlement for stock or cash. The Company has no obligation to exercise the warrant and buy the stock.
h.	Short Sales: The Funds may enter into short sales. A short sale occurs when a fund sells a security it generally does not own (the security is borrowed), in anticipation of a decline in the security’s price. The initial amount of a short sale is recorded as a liability which is marked-to-market daily. Fluctuations in the value of the short liability are recorded as unrealized gains or losses. If a Fund shorts a security when also holding a long position in the security (a “short against the box”), as the security’s price declines, the short position increases in value, offsetting the long position’s decrease in value. The opposite effect occurs if the security’s price rises. A Fund realizes a gain or loss upon closing of the short sale (returning the security to the counterparty by way of purchase or delivery of a long position owned). Possible losses from short sales may be unlimited, whereas losses from security purchases cannot exceed the total amount invested. The Funds are liable to the buyer for any dividends payable on securities while those securities are in a short position. These dividends are an expense of the Funds. The Funds designate collateral consisting of cash, U.S. government securities or other liquid assets sufficient to collateralize the market value of short positions.
i.	Private Investment Funds: The Fund values private investment companies using the NAVs provided by the underlying private investment companies as a practical expedient. The Fund applies the practical expedient to private investment companies on an investment-by-investment basis, and consistently with the Fund’s entire position in a particular investment, unless it is probable that the Fund will sell a portion of an investment at an amount different from the NAV of the investment. Each of these investments has certain restrictions with respect to rights of withdrawal by the Fund as specified in the respective agreements. Generally, the Fund is required to provide notice of its intent to withdraw after the investment has been maintained for a certain period of time.
5.	Market and Debt Securities Risk
In the normal course of business, each Fund's investment activities expose it to various types of risk associated with the financial instruments and markets in which it invests. The significant types of financial risks each Fund is exposed to include market risk and debt securities risk. Each Fund’s prospectus provides details of these and other types of risk.
Market Risk: Market risk refers to the possibility that the market values of securities or other investments that a Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. Security values may fall or fail to rise because of a variety of factors affecting (or the market’s perception of) individual companies or other issuers (e.g., an unfavorable earnings report), industries or sectors, or the market as a whole, reducing the value of an investment in a Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes (or perceived changes) in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, equity securities tend to have greater price volatility than debt securities. In addition, stock prices may be sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. As a result, the value of your investments in a Fund may be more or less than the value of your purchase price.
Debt Securities Risk: Each Fund may invest in debt securities of both government and corporate issuers. A decline in prevailing levels of interest rates generally increases the value of debt securities in a Fund’s portfolio, while an increase in rates usually reduces the value of those securities. The value of a Fund’s debt securities, including bonds and convertible securities, are affected by movements in interest rates; if interest rates rise, the value of these securities may fall. Generally, the longer the average maturity of a debt security, the greater the change in its value. As a result, to the extent that a Fund invests in debt securities, interest rate fluctuations will affect the Fund’s net asset value, but not the income it receives from debt securities it owns. Debt securities are also subject to credit, liquidity risk and prepayment and extension risk. Credit risk is the risk that the entity that issued a debt security may become unable to make payments of principal and interest, and includes the risk of default. Liquidity risk is the risk that a Fund may not be able to sell portfolio securities because there are too few buyers for them. Prepayment and extension risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If a loan or

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(continued)

security is converted, prepaid or redeemed before maturity, particularly during a time of declining interest rates or spreads, the portfolio managers may not be able to invest the proceeds in securities or loans providing as high a level of income, resulting in a reduced yield to a Fund. Conversely, as interest rates rise or spreads widen, the likelihood of prepayment decreases. The portfolio managers may be unable to capitalize on securities with higher interest rates or wider spreads because a Fund’s investments are locked in at a lower rate for a longer period of time.
Options Risk: Investments in options involve risks different from, and possibly greater than, investing directly in the underlying security, asset or other reference, including, among others, the risk that the counterparty to an option may not perform or may be unable to perform in accordance with the terms of the instrument, the potential that, at times, there may not be a liquid secondary market for the options (as described above), and the risk of imperfect correlation between any movement in the price or value of options and their underlying security, asset or other reference. Such events, as well as circumstances under which a Fund is required to purchase the underlying asset at a disadvantageous price, may result in losses to the Fund. In addition, options also may involve a small initial investment relative to the risk assumed, which could result in losses that are greater than the amount originally invested. Special risks are presented by internationally traded options. Because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.
Private Investment Funds (PIF) Risk: PIFs are subject to management and other expenses, which will be directly or indirectly paid by the Funds. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in PIFs and also may be higher than other funds that invest directly in stocks and bonds. Each PIF is subject to specific risks, depending on the nature of its investment strategy. The Fund may invest in private investment funds and/or hedge funds, which may pursue alternative investment strategies. Hedge funds often engage in speculative investment practices such as leverage, short-selling, arbitrage, hedging, derivatives, and other strategies that may increase investment loss.
6.	Affiliate Transactions and Fees
Investment Management Fees: Under the Investment Management Agreement, the Adviser receives the following fees for providing certain investment management and other services necessary for managing each Fund. The fee is paid monthly in arrears and calculated based on that month’s daily average net assets.
Growth Fund:		Contrarian and Small Cap Growth Funds:
Average Daily Net Assets	Investment Management Fee	Average Daily Net Assets	Investment Management Fee
Up to $50,000,000	1.00%	Greater than $0	1.00%
Greater than $50,000,000	0.75%
Enhanced Equity Fund:
Average Daily Net Assets	Investment Management Fee
Up to $10,000,000	1.00%
$10,000,001 to $30,000,000	0.90%
$30,000,001 to $50,000,000	0.80%
Greater than $50,000,000	0.70%
Distribution Plan for Class A and Class C shares: Each Fund has entered into and adopted a Distribution Plan for Class A and Class C shares. Under the Distribution Plan, the Funds may pay ALPS Distributors, Inc. (the “Distributor”), and/or eligible financial intermediaries a fee for services and expenses related to the sale and distribution of the Funds’ Class A and Class C at an annual rate of up to 0.25% and 1.00% of average daily net assets for Class A and Class C shares, respectively.

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(continued)

For the six months ended December 31, 2020, the distributor received commissions in the amounts of $45, $520, $1 and $1,927 for Class A of Growth Fund, Contrarian Fund, Enhanced Equity Fund and Small Cap Growth Fund, respectively. The Enhanced Equity Fund and Small Cap Growth Fund also paid CDSC fees in the amount of $44 and $513 to distributors for Class C.
Waivers and Reimbursements of Expenses: The Adviser voluntarily agreed to waive its investment advisory fees and reimburse operating expenses, to the extent that total annual operating expenses for the Funds exceed the expense limitations listed below, excluding acquired fund fees and expenses, dividend expenses on securities sold short, and interest expenses on short sales. With respect to these limits, the Adviser waived the fees listed below during the six months ended December 31, 2020.
	Expense Limitation	Total Waivers and Reimbursements for the six months ended December 31, 2020
Growth Fund
Institutional Class	0.90%	$ —
Class A	1.55%	$ —
Class C	2.25%	$ —
Investor Class	1.30%	$ —
Contrarian Fund
Class A	1.60%	$ —
Class C	2.20%	$ —
Investor Class	1.35%	$ —
Enhanced Equity Fund
Legacy Class	1.25%	$ 937
Class A	1.60%	$ 45
Class C	2.00%	$ 35
Investor Class	1.35%	$ —
Small Cap Growth Fund
Legacy Class	1.20%	$ —
Institutional Class	1.10%	$11,998
Class A	1.60%	$ —
Class C	2.25%	$ —
Investor Class	1.35%	$ —

Subject to the approval of the Board, the Funds may repay the Adviser the amount of its reimbursement for the Funds for up to three years following the reimbursement to the extent the Funds’ expenses drop below the expense limitations, after giving effect to repayment by each Fund. This agreement will continue until October 31, 2021, and may be renewed or modified with approval of the Funds' Board. For the six months ended December 31, 2020, the Adviser did not recoup from any of the Funds.

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(continued)

At December 31, 2020, the balance of carried forward recoupable expenses along with the year of expiration for each Fund were as follows:
	Expiration June 30,
	2021	2022	2023	2024
Growth Fund	$ —	$—	$ —	$ —
Contrarian Fund	—	—	—	—
Enhanced Equity Fund	—	—	8,950	1,017
Small Cap Growth Fund	42,960	—	31,579	11,998

7.	Directors and Officers: Certain Officers of the Funds are also Officers of the Adviser. Officers of the Funds who are Officers of the Adviser receive no compensation from the Funds. Each Non-Interested Director is paid an annual fee set at $40,000. An additional $5,000 is paid to each Non-Interested Director for attendance at each in-person meeting of the Board and an additional $1,000 is paid to each Non-Interested Director for participating in a telephonic meeting of the Board. An additional $3,000 is paid to each member of the Audit or Governance Committee of the Board for attendance at an in-person Audit or Governance Committee meeting and an additional $1,000 is paid to each member of the Audit or Governance Committee of the Board for participating in a telephonic Audit or Governance Committee meeting.
An additional $10,000 is paid to the Chairman of the Board and the Chairman of a Committee of the Board. The Chairman of the Board also receives an additional $2,500 for attending each in-person meeting of the Board. The Chairman of a Committee receives an additional $2,000 for attending each in-person Committee meeting.
8.	Distribution Information: Income and long-term capital gains distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. The tax character of distributions made during the fiscal year ended June 30, 2020, is as follows:
	2020 Taxable Distributions
	Ordinary Income	Net Long-Term Capital Gain	Total Distributions
Growth Fund	$11,155,028	$178,764,636	$189,919,664
Contrarian Fund	4,905,907	39,157,438	44,063,345
Enhanced Equity Fund	3,306,362	16,792,456	20,098,818
Small Cap Growth Fund	13,895,977	79,672,089	93,568,066
9.	Federal Income Taxes Information: It is the Funds’ policy to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute all of their taxable income to their shareholders; therefore, no federal income tax provision is required. Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the six months ended December 31, 2020, the Funds did not incur any interest or penalties.

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(continued)

The aggregate cost of investments and unrealized appreciation and depreciation, for federal income tax purposes, at December 31, 2020 is as follows:
	Aggregrate Cost	Aggregrate Gross Unrealized Appreciation	Aggregrate Gross Unrealized Depreciation	Net Unrealized Appreciation
Growth Fund	$1,530,064,314	$706,253,938	$(47,146,421)	$659,107,517
Contrarian Fund	426,681,211	187,764,317	(7,746,851)	180,017,466
Enhanced Equity Fund	54,679,717	24,285,347	(162,306)	24,123,041
Small Cap Growth Fund	1,168,565,012	558,420,675	(94,211,544)	464,209,131
10.	Subsequent Events: Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has noted no additional events that require recognition or disclosure in the financial statements.

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Board Consideration of Management Agreement with ArrowMark Colorado Holdings LLC
The Board of Directors (the “Board”) of Meridian Fund, Inc. (the “Company”), including all of the Directors who have no direct or indirect interest in the Management Agreement (as defined below) and are not “interested persons” of the Company, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”), unanimously approved an investment management agreement (“Management Agreement”) between ArrowMark Colorado Holdings LLC (the “Adviser”) and the Company, on behalf of the Meridian Growth Fund, Meridian Contrarian Fund, Meridian Enhanced Equity Fund and Meridian Small Cap Growth Fund (each, a “Fund” and collectively, the “Funds”), at a meeting held on August 11, 2020. As detailed below, at the meeting held on August 11, 2020 and at meetings leading up to this meeting, the Board reviewed and considered a variety of information relating to the approval of the Management Agreement.
Prior to approving the Management Agreement, the Board requested, received and evaluated extensive information and materials about the Adviser and its relationship with the Funds. In this regard, the Board reviewed, among other information, the Adviser’s responses to detailed requests submitted by the Independent Directors’ independent legal counsel (“Independent Counsel”). The Board also consulted with Independent Counsel, with whom the Board met separately. Independent Counsel advised the Board on the legal standards for consideration of the Management Agreement and otherwise assisted the Board in its deliberations.
The Board considered a variety of factors and reviewed a significant amount of information in connection with its consideration and approval of the Management Agreement. The summary set forth below of the Board’s deliberations and considerations of various factors is not intended to be exhaustive but, rather, to highlight a number of the key factors considered. The approval determinations were made on the basis of each Director’s business judgment after consideration of all information presented and reviewed by the Board. In its deliberations, the Board did not identify any single item that was paramount or controlling and individual Directors may have attributed different weights to various factors. The Board considered all information available to them.
Nature, Extent and Quality of Services to be Provided
The Board reviewed and analyzed materials and information concerning the background, experience and capabilities of the Adviser’s portfolio managers and its other investment and administrative personnel. The Board considered, among other factors, the capabilities and quality of the Adviser’s investment management, research and trade execution personnel; the departure of a founding partner during 2019 and its impact on the Adviser’s portfolio management team; and other resources that would be dedicated to providing services to the Funds. The Board also considered the ability of the Adviser, based on its resources, reputation and other attributes, to attract, compensate and retain qualified investment professionals. In this regard, the Board considered the fact that assets under management did not materially change during the year, and the Adviser expects to maintain or increase the resources it allocates to management of the Funds.
The Board also considered the Adviser’s ability to provide administrative and operational services to the Funds and the financial condition of the Adviser, including its financial capacity to perform the services required under the Investment Management Agreement. The Board reviewed information provided by the Adviser regarding various service provider arrangements and considered the ability of the Adviser to administer and oversee outside service providers to the Funds. In addition, the Board considered matters related to the Adviser’s compliance programs, its compliance history, its dealings with regulators, and its representation that it was not the subject of any legal, regulatory or other proceedings likely to have a material adverse effect on its ability to provide services to the Funds.
The Board concluded that the Adviser performs an appropriate range of high quality services for each Fund, that the Adviser has the financial capability and resources to continue to perform those services for the Funds and that the Adviser effectively manages and oversees services that are performed by outside service providers.
Investment Advisory Fee Rate and Other Expenses
The Board reviewed and considered the contractual investment advisory fee rate to be paid by each Fund to the Adviser for investment management services under the Management Agreement. The Board also reviewed and considered information regarding each Fund’s total expense ratio and its various expense components. The investment advisory fee rates and expense ratios for each Fund were compared against a peer group for each such Fund over specified time periods. The peer group for each Fund was defined by an independent third-party provider of market data. The Board reviewed and considered how the expense ratio and expense components of each Fund compared to those of its respective peer group. The Board also considered the Adviser’s commitment to cap the total operating expense ratios for the Funds by waiving and/or reimbursing certain fees and expenses.

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With respect to other accounts managed by the Adviser, the Board noted that the Adviser provides sub-advisory services for other fund complexes for a management fee that is less than the fee paid by the respective Fund with a comparable investment strategy. The Board noted that the services provided by the Adviser for the Funds are much more extensive with respect to compliance, operational, shareholder servicing and proxy voting activities than are provided under the sub-advisory arrangements. The Board also noted that the Adviser provides investment management services to certain foundations, pensions, employee retirement plans, collective investment trusts and insurance companies. The Board considered how the scope of services and investment management fees related to these accounts compares to the scope of services and fees related to the Funds.
The Board concluded that the investment advisory fee rate to be paid by each Fund is fair and reasonable in light of the services covered by the Management Agreement and that the expense structure of each Funds supported the approval of the Management Agreement.
Fund Performance
The Board evaluated the performance of each Fund during certain time periods against each Fund’s performance peer group and performance benchmark. The peer groups and benchmarks were defined by an independent third-party provider of market data. The Board discussed with the Adviser factors and conditions that contributed to each Fund’s performance.
The Board discussed the extent to which each Fund outperformed, or underperformed, its respective performance benchmark and performance universe average during the one-year, three-year, five-year and (except for the Meridian Small Cap Growth Fund) ten-year periods ended May 31, 2020. In particular, the Board noted that the Meridian Growth Fund and the Meridian Small Cap Growth Fund each significantly underperformed relative to its performance benchmark and performance universe average during the one-year period ended May 31, 2020 and, to a lesser extent during the three-year period ended May 31, 2020. The Board considered the performance results of the Meridian Growth Fund and the Meridian Small Cap Growth Fund in light of information provided by the Advisor in connection with the Meeting and throughout the past year. The Board also noted that the Meridian Contrarian Fund and Meridian Enhanced Equity Fund each generally outperformed its respective performance benchmark and performance universe average during each of the time periods presented.
Based on its review, the Board concluded that Fund performance was acceptable for purposes of considering approval of the Management Agreement.
Cost of Services to be Provided and Profitability
The Board evaluated an expense and profitability analysis provided by the Adviser with respect to its management of each Fund. The analysis contained estimated expense and profitability information for each Fund for the years ending December 31, 2020, 2021 and 2022 as well as estimated changes in the assets under management during those years. For each Fund and for each time period presented, the Board evaluated the Adviser’s estimated profitability. Among other things, the Board considered the estimated pre-tax profit margin for each Fund during each of the time periods presented; the impact that distribution expenses are expected to have on profitability, particularly for the Enhanced Equity Fund given its relatively small assets under management; and assumptions regarding changes in assets under management for each Fund and the impact that those changes are expected to have on profitability.
The Board evaluated the Adviser’s estimated profitability for each Fund during each of the periods presented against profit margins that have been found by courts to be reasonable under applicable securities laws. Based on its evaluation, the Board concluded that the Adviser’s estimated profitability in managing each Fund is reasonable and not excessive.
Economies of Scale
The Board received and evaluated information regarding the potential to realize economies of scale with respect to management of the Funds and whether the Funds would appropriately benefit from any economies of scale. The Board noted that the Adviser reported that it has invested and continues to invest significant resources in enhancing its investment, distribution and operational infrastructure in order to provide higher quality service to the Funds and their shareholders and to meet changing regulatory requirements, and that those investments have the potential to produce economies of scale for the Adviser over time if assets under management grow. The Board noted, however, that the Adviser’s growth in assets under management has generally been achieved outside of the Funds and that trend is likely to continue. As a result, the Adviser does not expect to achieve economies of scale in the near term.
Based on its evaluation, the Board concluded that the Adviser has not yet realized economies of scale that could be shared with the Funds or their shareholders. The Board also concluded that such economies of scale are not likely to be realized in the foreseeable future.

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Other Benefits to the Adviser
The Board received and reviewed information regarding any expected “fall-out” or ancillary benefits to be received by the Adviser and its affiliates as a result of their relationships with the Funds. The Board noted that the Adviser benefits from soft dollar arrangements using portfolio brokerage for the Funds. The Board also considered that the Adviser and its affiliates may derive reputational benefits from their association with the Funds that may lead to other investment management opportunities. The Board concluded that the fall-out benefits that may be received by the Adviser and its affiliates are reasonable.
Summary
In considering the Management Agreement, the Board evaluated the factors and information described above, as well as information concerning the Adviser and the Funds that is provided to the Board throughout the year in connection with other Board meetings. In its deliberations, the Board did not identify any single item that was paramount or controlling, and individual Directors may have attributed different weights to various factors.
Based on its deliberations and analysis of the information provided, the entire Board, including all the Independent Directors, concluded that the Management Agreement is in the best interests of each Fund and its shareholders and that the compensation payable by the Funds is fair and reasonable in light of the services and expenses involved. On that basis, the entire Board, including all the Independent Directors, approved the Management Agreement.

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Meridian Fund, Inc.
Glossary of Terms Used in this Report (Unaudited)
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested distributions and capital gains, if any) over the time period being considered.
Call Option: An agreement that gives an investor the right (but not the obligation) to buy a stock, bond, commodity, or other instrument at a specified price within a specific time period.
Russell 2000® Growth Index: An index that measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Russell 2500® Growth Index: Measures the performances of the small to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500® Index companies with higher price-to-book ratios and higher forecasted growth values.
Russell 2500® Index: Measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as "smid" cap. The Russell 2500™ is a subset of the Russell 3000® Index.
Russell 2500® Value Index: Measures the performance of the small to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500 companies that are considered more value oriented relative to the overall market as defined by Russell’s leading style methodology. One cannot invest directly into an index.
S&P 500® Index: A commonly recognized market-capitalization-weighted index of 500 widely held equity securities, designed to measure broad U. S. equity performance.

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MERIDIAN FUND, INC. PRIVACY POLICY NOTICE

Meridian Fund, Inc. shareholders are entitled to know how we protect personal information and how we limit disclosure.
Information sources. We obtain nonpublic personal information about our shareholders from the following sources:
•	Applications or other forms
•	Transactions with us, our affiliates, or others
Protection of information. We do not disclose any nonpublic personal information about current or former shareholders, except as permitted or required by law. Personal information refers to information that personally identifies you or your financial accounts. This includes among other items, your social security numbers, your address and account transactions. We do not sell your personal information to anyone.
Disclosure of information. We may send your financial adviser or other financial intermediaries or individuals (as designated by you) copies of confirmations, quarterly account statements and other documents reporting activity in your accounts. We may also provide your personal information to firms that assist us in servicing your account, such as our transfer agent. If at any time in the future it is necessary to disclose your personal information in a way that is inconsistent with this policy, we will give you advance notice of the proposed change so that you will have the opportunity to opt out of such disclosure. We will not disclose your personal information to any other unaffiliated third parties, except as permitted or required by law, unless you have specifically asked us to do so; that is, opted in.
Security measures. To protect your personal information, we permit access only by authorized employees or service providers. We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer products or provide services to you, for example, when responding to questions directly related to your account. If you ever find that your account information is incomplete, inaccurate or not current, please write to us at Meridian Fund, Inc., P.O. Box 9792, Providence, RI 02940 or call us at 1-800-446-6662. This privacy policy applies to all Meridian Fund, Inc. accounts you presently have, or may open in the future using your social security number, whether or not you remain a shareholder of a Fund. If you have any questions or concerns, please contact us at the address or telephone number above.

For more information about MERIDIAN FUND, INC. the following documents are available free upon request. You can download shareholder reports and the Funds’ Statement of Additional Information at no cost from our website at www.meridianfund.com.
Annual/Semi-annual Reports:
The Funds’ Annual and Semi-annual Reports to Shareholders contain detailed information about the Funds’ portfolios.
In the Funds’ Annual Report, you will find a discussion of market conditions and investment strategies that significantly affected the Funds’ performance during the last fiscal year.
Statement of Additional Information (SAI):
The SAI provides additional information about the Funds, including operations and investment strategies.
You may obtain free copies of the reports and the SAI, request other information or make shareholder inquiries, by visiting the Meridian Fund, Inc. website at www.meridianfund.com. To request additional information or to speak with a representative of the Funds, contact us at:
MERIDIAN FUND, INC.
P.O. Box 9792
Providence, RI 02940
1-800-446-6662
You can also review the Funds’ reports and SAI:
•	By electronic request at the following E-mail address: publicinfo@sec.gov
•	Free from the Commission’s Website at http://www.sec.gov.
(Investment Company Act File No. 811-04014)

Meridian Fund, Inc.
Other Information (Unaudited)
December 31, 2020
Proxy Voting Guidelines
The Adviser is responsible for exercising the voting rights associated with the securities purchased and held by the Funds. A description of the policies and procedures that the Adviser uses in fulfilling this responsibility and information regarding how those proxies were voted during the most recent 12-month period ended June 30 are available without charge upon request by calling toll free (800) 446-6662. These items are also available on the Securities and Exchange Commission’s website at http://www.sec.gov.
Quarterly Portfolio Disclosure
The Adviser files a complete listing of portfolio holdings for each Fund as of the end of the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods prior to March 31, 2019, filed such information on Form N-Q. The complete listing is available on the Commission’s website at http://www.sec.gov.
Contact Us
By phone from 9:00 AM to 6:00 PM EST on any business day at the following if you are an:
Individual Investor:
(800) 446-6662
Institutional Investor:
(303) 398-2929
Financial Advisor:
(877) 796-3434
Key Information
Investment Adviser
ArrowMark Colorado Holdings, LLC
100 Fillmore Street, Suite 325
Denver, CO 80206
Distributor
ALPS Distributors, Inc.
1290 Broadway, Suite 1000
Denver, CO 80203
Administrator, Transfer Agent and Disbursing Agent
BNY Mellon Investment Servicing (US) Inc.
760 Moore Road
King of Prussia, PA 19406
Custodian
The Bank of New York Mellon
One Wall Street
New York, NY 10286
Counsel
Davis Graham & Stubbs LLP
1550 17th Street, Suite 500
Denver, CO 80202
Independent Registered Public Accounting Firm
Cohen & Company, Ltd.
1350 Euclid Ave., Suite 800
Cleveland, OH 44115
Directors and Officers
Directors
James Bernard Glavin, Chairman
Guy M. Arnold
John S. Emrich
Michael S. Erickson
Edward F. Keely
Michael Stolper*
Officers
David Corkins, President
Katie Jones, Chief Financial Officer and Treasurer
Richard Grove, Vice President, Secretary and Chief
Compliance Officer
Kelsey Auble, Assistant Treasurer
*Interested Director

(b)	Not applicable

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and

Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Meridian Fund, Inc.®

By (Signature and Title)*	/s/ David J. Corkins
David J. Corkins Principal Executive Officer and President

Date	03/02/2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ David J. Corkins
David J. Corkins Principal Executive Officer and President

Date	03/02/2021

By (Signature and Title)*	/s/ Katie Jones
Katie Jones Principal Financial Officer and Treasurer

Date	03/02/2021

* Print the name and title of each signing officer under his or her signature.